                                                                  EXHIBIT 4.1(a)

*                This Instrument Grants a Security Interest by a
                                 Public Utility




              ---------------------------------------------------



                              NEVADA POWER COMPANY

                                       TO

                              THE BANK OF NEW YORK

                                                          Trustee


                                 ---------------


                    General and Refunding Mortgage Indenture


                             Dated as of May 1, 2001



               ---------------------------------------------------









*          This Instrument Contains After-Acquired Property Provisions

                              NEVADA POWER COMPANY


         Reconciliation and Tie between Trust Indenture Act of 1939 and
                       Indenture, dated as of May 1, 2001
                  --------------------------------------------


Trust Indenture Act Section                                 Indenture Section(s)
---------------------------                                 --------------------

(S)310(a)(1)..............................................      11.09
      (a)(2)..............................................      11.09
      (a)(3)..............................................      11.14(B)
      (a)(4)..............................................      Not Applicable
      (b).................................................      11.08, 11.10
(S)311(a).................................................      11.13
      (b).................................................      11.13
      (c).................................................      Not Applicable
(S)312(a).................................................      12.01
      (b).................................................      12.01
      (c).................................................      12.01
(S)313(a).................................................      12.02
      (b).................................................      12.02
      (c).................................................      12.02
      (d).................................................      12.02
(S)314(a).................................................      12.02, 6.10
      (b).................................................      6.08
      (c)(1)..............................................      1.04
      (c)(2)..............................................      1.04
      (c)(3)..............................................      1.05
      (d).................................................      4.02, 6.07(b),
                                                                8.03, 8.04, 8.09
      (e).................................................      1.04
(S)315(a).................................................      11.01, 11.03
      (b).................................................      11.02
      (c).................................................      11.01
      (d).................................................      11.01
      (e).................................................      10.18
(S)316(a).................................................      10.16
      (a)(1)(A)...........................................      10.02, 10.17
      (a)(1)(B)...........................................      10.17
      (a)(2)..............................................      Not Applicable
      (b).................................................      10.12
(S)317(a)(1)..............................................      10.06
      (a)(2)..............................................      10.09
      (b).................................................      6.03
(S)318(a).................................................      1.09

                                TABLE OF CONTENTS
                                -----------------

                                                                            Page
                                                                            ----

Recital of the Company........................................................1
Granting Clauses .............................................................1

ARTICLE I     DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION.........6

SECTION 1.01  General Definitions.............................................6
         "Accountant".........................................................7
         "Act"................................................................7
         "Affiliate"..........................................................7
         "Authenticating Agent"...............................................7
         "Authorized Officer".................................................7
         "Authorized Publication".............................................7
         "Authorized Purposes"................................................7
         "Board of Directors".................................................7
         "Board Resolution"...................................................8
         "Business Day".......................................................8
         "Commission".........................................................8
         "Company"............................................................8
         "Company Order" or "Company Request".................................8
         "Corporate Trust Office".............................................8
         "corporation"........................................................8
         "Cost"...............................................................8
         "Defaulted Interest".................................................8
         "Discount Security"..................................................8
         "Dollar" or "$"......................................................8
         "Eligible Obligations"...............................................9
         "Event of Default"...................................................9
         "Excepted Property"..................................................9
         "Expert".............................................................9
         "Expert's Certificate"...............................................9
         "Fair Value".........................................................9
         "First Mortgage Bonds"..............................................10
         "Funded Cash".......................................................10
         "Funded Property"...................................................10
         "Governmental Authority"............................................10
         "Government Obligations"............................................10
         "Holder"............................................................10
         "Indenture".........................................................10
         "Independent".......................................................10
         "Independent Expert's Certificate"..................................11
         "Initial Expert's Certificate"......................................11
         "Initial Series"....................................................11
         "Interest Payment Date".............................................11
         "Investment Securities".............................................11

         "Lien"..............................................................12
         "Maturity"..........................................................12
         "Mortgaged Property"................................................12
         "Notice of Default".................................................12
         "NVP 1953 Mortgage".................................................12
         "Officer's Certificate".............................................12
         "Opinion of Counsel"................................................12
         "Outstanding".......................................................12
         "Outstanding".......................................................14
         "Paying Agent"......................................................14
         "Periodic Offering".................................................14
         "Permitted Liens"...................................................14
         "Person"............................................................17
         "Place of Payment"..................................................17
         "Predecessor Security"..............................................17
         "Prepaid Lien"......................................................17
         "Property Additions"................................................17
         "Purchase Money Lien"...............................................17
         "Redemption Date"...................................................18
         "Redemption Price"..................................................18
         "Regular Record Date"...............................................18
         "Required Currency".................................................18
         "Responsible Officer"...............................................18
         "Retired Securities"................................................18
         "Securities"........................................................19
         "Security Register" and "Security Registrar"........................19
         "Special Record Date"...............................................19
         "Stated Interest Rate"..............................................19
         "Stated Maturity"...................................................19
         "Successor Corporation".............................................19
         "Tranche"...........................................................19
         "Trust Indenture Act"...............................................19
         "Trustee"...........................................................19
         "United States".....................................................19
SECTION 1.02  Funded Property; Funded Cash...................................20
SECTION 1.03  Property Additions; Cost.......................................21
SECTION 1.04  Compliance Certificates and Opinions...........................23
SECTION 1.05  Content and Form of Documents Delivered to Trustee.............24
SECTION 1.06  Acts of Holders................................................26
SECTION 1.07  Notices, Etc. to Trustee and Company...........................27
SECTION 1.08  Notice to Holders of Securities; Waiver........................28
SECTION 1.09  Conflict with Trust Indenture Act..............................28
SECTION 1.10  Effect of Headings and Table of Contents.......................29
SECTION 1.11  Successors and Assigns.........................................29
SECTION 1.12  Separability Clause............................................29
SECTION 1.13  Benefits of Indenture..........................................29

SECTION 1.14  Governing Law..................................................29
SECTION 1.15  Legal Holidays.................................................29
SECTION 1.16  Investment of Cash Held by Trustee.............................30

ARTICLE II    SECURITY FORMS.................................................30

SECTION 2.01  Forms Generally................................................30
SECTION 2.02  Form of Trustee's Certificate of Authentication................31

ARTICLE III   THE SECURITIES.................................................31

SECTION 3.01  Amount Unlimited; Issuable in Series...........................31
SECTION 3.02  Denominations..................................................34
SECTION 3.03  Execution, Dating, Certificate of Authentication...............35
SECTION 3.04  Temporary Securities...........................................35
SECTION 3.05  Registration, Registration of Transfer and Exchange............36
SECTION 3.06  Mutilated, Destroyed, Lost and Stolen Securities...............37
SECTION 3.07  Payment of Interest; Interest Rights Preserved.................38
SECTION 3.08  Persons Deemed Owners..........................................39
SECTION 3.09  Cancellation by Security Registrar.............................39
SECTION 3.10  Computation of Interest........................................39
SECTION 3.11  Payment to Be in Proper Currency...............................40
SECTION 3.12  CUSIP Numbers..................................................40

ARTICLE IV    ISSUANCE OF SECURITIES.........................................40

SECTION 4.01  General........................................................40
SECTION 4.02  Issuance of Securities on the Basis of Property Additions......42
SECTION 4.03  Issuance of Securities on the Basis of Retired Securities......45
SECTION 4.04  Issuance of Securities on the Basis of Deposit of Cash.........45

ARTICLE V     REDEMPTION OF SECURITIES.......................................46

SECTION 5.01  Applicability of Article.......................................46
SECTION 5.02  Election to Redeem; Notice to Trustee..........................46
SECTION 5.03  Selection of Securities to Be Redeemed.........................47
SECTION 5.04  Notice of Redemption...........................................47
SECTION 5.05  Securities Payable on Redemption Date..........................48
SECTION 5.06  Securities Redeemed in Part....................................49

ARTICLE VI    COVENANTS......................................................49

SECTION 6.01  Payment of Securities; Lawful Possession; Maintenance of Lien..49
SECTION 6.02  Maintenance of Office or Agency................................49
SECTION 6.03  Money for Securities Payments to Be Held in Trust..............50
SECTION 6.04  Corporate Existence............................................51
SECTION 6.05  Maintenance of Properties......................................51
SECTION 6.06  Payment of Taxes; Discharge of Liens...........................52

SECTION 6.07  Insurance......................................................52
SECTION 6.08  Recording, Filing, etc.........................................56
SECTION 6.09  Waiver of Certain Covenants....................................57
SECTION 6.10  Annual Officer's Certificate as to Compliance..................57

ARTICLE VII   COVENANTS RELATING TO THE NVP 1953 MORTGAGE....................57

SECTION 7.01  Prompt Payment of First Mortgage Bonds.........................57
SECTION 7.02  Closing and Discharge of NVP 1953 Mortgage.....................58

ARTICLE VIII  POSSESSION, USE AND RELEASE OF MORTGAGED PROPERTY..............58

SECTION 8.01  Quiet Enjoyment................................................58
SECTION 8.02  Dispositions without Release...................................58
SECTION 8.03  Release of Funded Property.....................................59
SECTION 8.04  Release of Property Not Constituting Funded Property...........64
SECTION 8.05  Release of Minor Properties....................................65
SECTION 8.06  Withdrawal or Other Application of Funded Cash; Purchase
              Money Obligations..............................................66
SECTION 8.07  Release of Property Taken by Eminent Domain, etc...............69
SECTION 8.08  Disclaimer or Quitclaim........................................69
SECTION 8.09  Miscellaneous..................................................70

ARTICLE IX    SATISFACTION AND DISCHARGE.....................................71

SECTION 9.01  Satisfaction and Discharge of Securities.......................71
SECTION 9.02  Satisfaction and Discharge of Indenture........................73
SECTION 9.03  Application of Trust Money.....................................74

ARTICLE X     EVENTS OF DEFAULT; REMEDIES....................................74

SECTION 10.01 Events of Default..............................................74
SECTION 10.02 Acceleration of Maturity; Rescission and Annulment.............76
SECTION 10.03 Entry upon Mortgaged Property..................................77
SECTION 10.04 Power of Sale; Suits for Enforcement...........................77
SECTION 10.05 Incidents of Sale..............................................77
SECTION 10.06 Collection of Indebtedness and Suits for Enforcement by
              Trustee........................................................78
SECTION 10.07 Application of Money Collected.................................79
SECTION 10.08 Receiver.......................................................80
SECTION 10.09 Trustee May File Proofs of Claim...............................80
SECTION 10.10 Trustee May Enforce Claims without Possession of Securities....81
SECTION 10.11 Limitation on Suits............................................81
SECTION 10.12 Unconditional Right of Holders to Receive Principal, Premium
              and Interest...................................................82
SECTION 10.13 Restoration of Rights and Remedies.............................82
SECTION 10.14 Rights and Remedies Cumulative.................................82
SECTION 10.15 Delay or Omission Not Waiver...................................82
SECTION 10.16 Control by Holders of Securities...............................83
SECTION 10.17 Waiver of Past Defaults........................................83
SECTION 10.18 Undertaking for Costs..........................................83

SECTION 10.19 Waiver of Appraisement and Other Laws...........................84

ARTICLE XI    THE TRUSTEE.....................................................84

SECTION 11.01 Certain Duties and Responsibilities.............................84
SECTION 11.02 Notice of Defaults..............................................85
SECTION 11.03 Certain Rights of Trustee.......................................85
SECTION 11.04 Not Responsible for Recitals or Issuance of Securities or
              Application of Proceeds.........................................87
SECTION 11.05 May Hold Securities.............................................87
SECTION 11.06 Money Held in Trust.............................................87
SECTION 11.07 Compensation and Reimbursement..................................88
SECTION 11.08 Disqualification; Conflicting Interests.........................88
SECTION 11.09 Corporate Trustee Required; Eligibility.........................89
SECTION 11.10 Resignation and Removal; Appointment of Successor...............89
SECTION 11.11 Acceptance of Appointment by Successor..........................91
SECTION 11.12 Merger, Conversion, Consolidation or Succession to Business.....91
SECTION 11.13 Preferential Collection of Claims against Company...............91
SECTION 11.14 Co-trustees and Separate Trustees...............................92
SECTION 11.15 Appointment of Authenticating Agent.............................93

ARTICLE XII   LISTS OF HOLDERS; REPORTS BY TRUSTEE AND COMPANY................95

SECTION 12.01 Lists of Holders................................................95
SECTION 12.02 Reports by Trustee and Company..................................95

ARTICLE XIII  CONSOLIDATION, MERGER, CONVEYANCE OR OTHER TRANSFER.............96

SECTION 13.01 Company May Consolidate, etc., Only on Certain Terms............96
SECTION 13.02 Successor Corporation Substituted...............................97
SECTION 13.03 Extent of Lien Hereof on Property of Successor Corporation......98
SECTION 13.04 Release of Company upon Conveyance or Other Transfer............98
SECTION 13.05 Merger into Company; Extent of Lien Hereof......................98

ARTICLE XIV   SUPPLEMENTAL INDENTURES.........................................99

SECTION 14.01 Supplemental Indentures without Consent of Holders..............99
SECTION 14.02 Supplemental Indentures with Consent of Holders................101
SECTION 14.03 Execution of Supplemental Indentures...........................102
SECTION 14.04 Effect of Supplemental Indentures..............................102
SECTION 14.05 Conformity with Trust Indenture Act............................102
SECTION 14.06 Reference in Securities to Supplemental Indentures.............103
SECTION 14.07 Modification Without Supplemental Indenture....................103

ARTICLE XV    MEETINGS OF HOLDERS; ACTION WITHOUT MEETING....................103

SECTION 15.01 Purposes for Which Meetings May Be Called......................103

SECTION 15.02 Call, Notice and Place of Meetings.............................103
SECTION 15.03 Persons Entitled to Vote at Meetings...........................104
SECTION 15.04 Quorum; Action.................................................104
SECTION 15.05 Attendance at Meetings; Determination of Voting Rights;
              Conduct and Adjournment of Meetings............................105
SECTION 15.06 Counting Votes and Recording Action of Meetings................106
SECTION 15.07 Action Without Meeting.........................................107

ARTICLE XVI   IMMUNITY OF INCORPORATORS, STOCKHOLDERS, OFFICERS AND
              DIRECTORS......................................................107

SECTION 16.01 Liability Solely Corporate.....................................107
Signatures...................................................................110
Acknowledgment...............................................................111


Exhibit A         Property Description (Real Property).......................A-1
Exhibit B         Property Description (Licenses, Permits, Etc.).............B-1
Exhibit C         Recording Information......................................C-1

                  GENERAL AND REFUNDING MORTGAGE INDENTURE, dated as of May 1, 2001, between NEVADA POWER COMPANY, a corporation organized and existing under the laws of the State of Nevada (herein called the "Company"), and THE BANK OF NEW YORK, a banking corporation organized and existing under the laws of the State of New York, as Trustee (herein called the "Trustee").

                             Recital of the Company

                  The Company has duly authorized the execution and delivery of this Indenture, as originally executed and delivered, to provide for the issuance from time to time of its bonds, notes or other evidences of indebtedness (herein called the "Securities"), to be issued in one or more series as contemplated herein, and to provide security for the payment of the principal of and premium, if any, and interest, if any, on the Securities; and all acts necessary to make this Indenture a valid agreement of the Company have been performed. For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires, capitalized terms used herein shall have the meanings assigned to them in Article I of this Indenture.

                                Granting Clauses

                  NOW, THEREFORE, THIS INDENTURE WITNESSETH, that, in consideration of the premises and of the purchase of the Securities by the Holders thereof, and in order to secure the payment of the principal of and premium, if any, and interest, if any, on all Securities from time to time Outstanding and the performance of the covenants therein and herein contained and to declare the terms and conditions on which such Securities are secured, the Company hereby grants, bargains, sells, conveys, assigns, transfers, mortgages, pledges, sets over and confirms to the Trustee, and grants to the Trustee a security interest in, the following (subject, however, to the terms and conditions set forth in this Indenture):

                              Granting Clause First

                  All right, title and interest of the Company, as of the date of the execution and delivery of this Indenture, as originally executed and delivered, in and to all property, real, personal and mixed, located in the State of Nevada (other than Excepted Property), including without limitation all right, title and interest of the Company in and to the following property so located (other than Excepted Property): (a) all real property owned in fee, easements and other interests in real property which are specifically described or referred to in Exhibit A attached hereto and incorporated herein by
                        ---------
         this reference; (b) all licenses, permits to use the real property of others, franchises to use public roads, streets and other public properties, rights of way and other rights or interests relating to the occupancy or use of real property, including without limitation all of the same which are specifically described or referred to in Exhibit B
                                                                     ---------
         attached hereto and incorporated herein by this reference; (c) all facilities, machinery, equipment and fixtures for the generation, transmission and distribution of electric energy including, but not limited to, all plants, powerhouses, dams, diversion works, generators, turbines, engines, boilers, fuel handling and transportation facilities, air and water pollution control and sewage and solid waste disposal facilities, switchyards, towers, substations, transformers, poles, lines, cables, conduits, ducts, conductors, meters, regulators and all other property used or to be used for any or all of such purposes; (d) all facilities, machinery, equipment and fixtures for the transmission, storage and distribution of gas including, but not limited to, gas works, stations and substations, transmission pipelines, storage facilities, holders, tanks, retorts, purifiers, odorizers, scrubbers, compressors, valves, regulators, pumps, mains, pipes, service pipes, conduits, ducts, fittings and connections, services, meters and any and all other property used or to be used for any or all of such purposes; (e) all buildings, offices, warehouses, structures or improvements in addition to those referred to or otherwise included in clauses (a), (c) and (d) above; (f) all computers, data processing, data storage, data transmission and/or telecommunications facilities, equipment and apparatus necessary for the operation or maintenance of any facilities, machinery, equipment or fixtures described or referred to in clauses
         (c) or (d) above; and (g) all of the foregoing property in the process of construction;

                             Granting Clause Second

                  Subject to the applicable exceptions permitted by Section 8.09(c), Section 13.03 and Section 13.05, all right, title and interest of the Company in all property, real, personal and mixed, located in the State of Nevada (other than Excepted Property) which may be hereafter acquired by the Company, it being the intention of the Company that all such property acquired by the Company after the date of the execution and delivery of this Indenture, as originally executed and delivered, shall be as fully embraced within and subjected to the Lien hereof as if such property were owned by the Company as of the date of the execution and delivery of this Indenture, as originally executed and delivered;

                              Granting Clause Third

                  Any Excepted Property, which may, from time to time after the date of the execution and delivery of this Indenture, as originally executed and delivered, by delivery or by an instrument supplemental to this Indenture, be subjected to the Lien hereof by the Company, the Trustee being hereby authorized to receive the same at any time as additional security hereunder; it being understood that any such subjection to the Lien hereof of any Excepted Property as additional security may be made subject to such reservations, limitations or conditions respecting the use and disposition of such property or the proceeds thereof as shall be set forth in such instrument; and

                             Granting Clause Fourth

                  All tenements, hereditaments, servitudes and appurtenances belonging or in any wise appertaining to the aforesaid property, with the reversions and remainders thereof;

                                Excepted Property

                  Expressly excepting and excluding, however, from the Lien of this Indenture all right, title and interest of the Company in and to the following property, whether now owned or hereafter acquired (herein sometimes called "Excepted Property"):

                           (a) all cash on hand or in banks or other financial
                  institutions, deposit accounts, shares of stock, interests in general or limited partnerships, bonds, notes, other evidences of indebtedness and other securities, of whatsoever kind and nature, not hereafter paid or delivered to, deposited with or held by the Trustee hereunder or required so to be;

                           (b) all contracts, leases, operating agreements and
                  other agreements of whatsoever kind and nature; all contract rights, bills, notes and other instruments and chattel paper (except to the extent that any of the same constitute securities, in which case they are separately excepted from the Lien of this Indenture under clause (a) above); all revenues, income and earnings, all accounts, accounts receivable and unbilled revenues, and all rents, tolls, issues, product and profits, claims, credits, demands and judgments; all governmental and other licenses, permits, franchises, consents and allowances (except to the extent that any of the same are specifically described in clause (b) of Granting Clause First of this Indenture, in which case they are included within the Lien of this Indenture); and all patents, patent licenses and other patent rights, patent applications, trade names, trademarks, copyrights, domain names, claims, credits, choses in action and other intangible property and general intangibles including, but not limited to, computer software;

                           (c) All automobiles, buses, trucks, truck cranes,
                  tractors, trailers and similar vehicles and movable equipment; all rolling stock, rail cars and other railroad equipment; all vessels, boats, barges and other marine equipment; all airplanes, helicopters, aircraft engines and other flight equipment; all parts, accessories and supplies used in connection with any of the foregoing; and all personal property of such character that the perfection of a security interest therein or other Lien thereon is not governed by the Uniform Commercial Code as in effect in the jurisdiction in which such property is located;

                           (d) all goods, stock in trade, wares, merchandise and
                  inventory held for the purpose of sale or lease in the ordinary course of business; all materials, supplies, inventory and other items of personal property which are consumable (otherwise than by ordinary wear and tear) in their use in the operation of the Mortgaged Property; all fuel, including nuclear fuel, whether or not any such fuel is in a form consumable in the operation of the Mortgaged Property, including separate components of any fuel in the forms in which such components exist at any time before, during or after the period of the use thereof as fuel; all hand and other portable tools and equipment; all furniture and furnishings; and computers and data processing, data storage, data transmission, telecommunications and other facilities, equipment and apparatus, which, in any case, are used primarily for administrative or clerical purposes or are otherwise not necessary for the operation or maintenance of the facilities, machinery, equipment or fixtures described or referred to in clause (c) or (d) of Granting Clause First of this Indenture;

                           (e) all coal, ore, gas, oil and other minerals and
                  all timber, and all rights and interests in any of the foregoing, whether or not such minerals or timber shall have been mined or extracted or otherwise separated from the land; and all electric energy, gas (natural or artificial), steam, water and other products generated, produced, manufactured, purchased or otherwise acquired by the Company;

                           (f) all real property, leaseholds, gas rights, wells,
                  gathering, tap or other pipe lines, or facilities, equipment or apparatus, in any case used or to be used primarily for the production or gathering of natural gas;

                           (g) all property which is the subject of a lease
                  agreement designating the Company as lessee and all right, title and interest of the Company in and to such property and in, to and under such lease agreement, whether or not such lease agreement is intended as security;

                           (h) all facilities, machinery, equipment and fixtures
                  for the appropriation, storage, transmission and distribution of water including, but not limited to, water works, reservoirs, diversion works, stations and substations, transmission pipelines, canals, raceways, flumes, waterways, aqueducts, storage facilities, tanks, purifiers, valves, regulators, pumps, mains, pipes, service pipes, conduits, fittings and connections, services, meters and any and all other property used or to be used for any or all of such purposes; and

                           (i) all property, real, personal and mixed, which
                  prior to the date of the execution and delivery of this Indenture, as originally executed and delivered, has been excepted or released from the Lien of the NVP 1953 Mortgage;

         provided, however, that, subject to the provisions of Section 13.03 (x) if, at any time after the occurrence of an Event of Default, the Trustee, or any separate trustee or co-trustee appointed under Section
         11.14 or any receiver appointed pursuant to Section 10.08 or otherwise, shall have entered into possession of all or substantially all of the Mortgaged Property, all the Excepted Property described or referred to in the foregoing clauses (b), (c) and (d), then owned or held or thereafter acquired by the Company, to the extent that the same is used in connection with, or otherwise relates or is attributable to, the Mortgaged Property, shall immediately, and, in the case of any Excepted Property described or referred to in clause (f), to the extent that the same is used in connection with, or otherwise relates or is attributable to, the Mortgaged Property, upon demand of the Trustee or such other trustee or receiver, become subject to the Lien of this Indenture to the extent not prohibited by law or by the terms of any other Lien on such Excepted Property, and the Trustee or such other trustee or receiver may, to the extent not prohibited by law or by the terms of any such other Lien (and subject to the rights of the holders of all such other Liens), at the same time likewise take possession thereof, and (y) whenever all Events of Default shall have been cured and the possession of all or substantially all of the Mortgaged Property shall have been restored to the Company, such Excepted Property shall again be excepted and excluded from the Lien hereof to the extent set forth above; it being understood that the Company may, however, pursuant to Granting Clause Third, subject to the Lien of this Indenture any Excepted Property, whereupon the same shall cease to be Excepted Property;

                  TO HAVE AND TO HOLD all such property, real, personal and mixed, unto the Trustee, its successors in trust and their assigns forever;

                  SUBJECT, HOWEVER, to (a) Liens existing at the date of the execution and delivery of this Indenture, as originally executed and delivered (including, but not limited to, the Lien of the NVP 1953 Mortgage), (b) as to property acquired by the Company after the date of the execution and delivery of this Indenture, as originally executed and delivered, Liens existing or placed thereon at the time of the acquisition thereof (including, but not limited to, Purchase Money Liens), (c) Permitted Liens and all other Liens permitted to exist under Section 6.06; and

                  SUBJECT, FURTHER, to the condition that, with respect to any property which is now or hereafter becomes subject to the Lien of the NVP 1953 Mortgage, the Lien of this Indenture shall at all times be junior, subject and subordinate to the Lien of the NVP 1953 Mortgage;

                  IN TRUST, NEVERTHELESS, for the equal and ratable benefit and security of the Holders from time to time of all Outstanding Securities without any priority of any such Security over any other such Security;

                  PROVIDED, HOWEVER, that the right, title and interest of the Trustee in and to the Mortgaged Property shall cease, terminate and become void in accordance with, and subject to the conditions set forth in, Article IX or
Article XIV hereof, and if, thereafter, the principal of and premium, if any, and interest, if any, on the Securities shall have been paid to the Holders thereof, or shall have been paid to the Company pursuant to Section 6.03 hereof, then and in that case this Indenture shall terminate, and the Trustee shall execute and deliver to the Company such instruments as the Company shall require to evidence such termination; otherwise this Indenture, and the estate and rights hereby granted, shall be and remain in full force and effect; and

                  IT IS HEREBY COVENANTED AND AGREED by and between the Company and the Trustee that all the Securities are to be authenticated and delivered, and that the Mortgaged Property is to be held, subject to the further covenants, conditions and trusts hereinafter set forth, and the Company hereby covenants and agrees to and with the Trustee, for the equal and ratable benefit of all Holders of the Securities, as follows:


                                   ARTICLE I
                                   ---------

             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION
             -------------------------------------------------------

SECTION 1.01  General Definitions.

                  For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

                  (a) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

                  (b) all terms used herein without definition which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

                  (c) all terms used herein without definition which are defined in the Uniform Commercial Code as in effect in any jurisdiction in which any portion of the Mortgaged Property is located shall have the meanings assigned to them therein with respect to such portion of the Mortgaged Property;

                  (d) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles in the United States; and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted in the United States at the date of such computation or, at the election of the Company from time to time, at the date of the execution and delivery of this Indenture, as originally executed and delivered; provided, however, that in determining generally accepted accounting principles applicable to the Company, effect shall be given, to the extent required, to any order, rule or regulation of any administrative agency, regulatory authority or other governmental body having jurisdiction over the Company; and

                  (e) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

                  "Accountant" means a Person engaged in the accounting profession or otherwise qualified to pass on accounting matters (including, but not limited to, a Person certified or licensed as a public accountant, whether or not then engaged in the public accounting profession), which Person, unless required to be Independent, may be an employee or Affiliate of the Company.

                  "Act", when used with respect to any Holder of a Security, has the meaning specified in Section 1.06.

                  "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct generally the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                  "Authenticating Agent" means any Person (other than the Company or an Affiliate of the Company) authorized by the Trustee to act on behalf of the Trustee to authenticate the Securities of one or more series.

                  "Authorized Officer" means the Chairman of the Board, the President, any Vice President, the Treasurer or the Corporate Secretary of the Company, or any other duly authorized officer, agent or attorney-in-fact of the Company named in an Officer's Certificate signed by any of such corporate officers.

                  "Authorized Publication" means a newspaper or financial journal of general circulation, printed in the English language and customarily published on each Business Day, whether or not published on Saturdays, Sundays or holidays; or, in the alternative, shall mean such form of communication as may have come into general use for the dissemination of information of import similar to that of the information specified to be published by the provisions hereof. In the event that successive weekly publications in an Authorized Publication are required hereunder they may be made (unless otherwise expressly provided herein) on the same or different days of the week and in the same or in different Authorized Publications. In case, by reason of the suspension of publication of any Authorized Publication, or by reason of any other cause, it shall be impractical without unreasonable expense to make publication of any notice in an Authorized Publication as required by this Indenture, then such method of publication or notification as shall be made with the approval of the Trustee shall be deemed the equivalent of the required publication of such notice in an Authorized Publication.

                  "Authorized Purposes" means the authentication and delivery of Securities, the release of property and/or the withdrawal of cash under any of the provisions of this Indenture.

                  "Board of Directors" means either the board of directors of the Company or any committee thereof duly authorized to act in respect of matters relating to this Indenture.

                  "Board Resolution" means a copy of a resolution certified by the Corporate Secretary or an Assistant Corporate Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

                  "Business Day", when used with respect to a Place of Payment or any other particular location specified in the Securities or this Indenture, means any day, other than a Saturday or Sunday, which is not a day on which banking institutions or trust companies in such Place of Payment or other location are generally authorized or required by law, regulation or executive order to remain closed, except as may be otherwise specified as contemplated by
Section 3.01.

                  "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, as amended, or, if at any time after the date of the execution and delivery of this Indenture, as originally executed and delivered, such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body, if any, performing such duties at such time.

                  "Company" means the Person named as the "Company" in the first paragraph of this Indenture until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

                  "Company Order" or "Company Request" means a written request or order signed in the name of the Company by an Authorized Officer and delivered to the Trustee.

                  "Corporate Trust Office" means the office of the Trustee in New York, New York, at which at any particular time its corporate trust business shall be principally administered, which office at the date of the execution and delivery of this Indenture, as originally executed and delivered, is located at 101 Barclay Street, New York, New York, 10286, Attention: Corporate Trust Administration.

                  "corporation" means a corporation, limited liability company, association, company, joint stock company or business trust.

                  "Cost" with respect to Property Additions has the meaning specified in Section 1.03.

                  "Defaulted Interest" has the meaning specified in Section
3.07.

                  "Discount Security" means any Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 10.02. "Interest" with respect to a Discount Security means interest, if any, borne by such Security at a Stated Interest Rate.

                  "Dollar" or "$" means a dollar or other equivalent unit in such coin or currency of the United States as at the time shall be legal tender for the payment of public and private debts.

                  "Eligible Obligations" means:

                  (a) with respect to Securities denominated in Dollars, Government Obligations; or

                  (b) with respect to Securities denominated in a currency other than Dollars or in a composite currency, such other obligations or instruments as shall be specified with respect to such Securities as contemplated by Section 3.01.

                  "Event of Default" has the meaning specified in Section 10.01.

                  "Excepted Property" has the meaning specified in the granting clauses of this Indenture.

                  "Expert" means a Person which is an engineer, appraiser or other expert and which, with respect to any certificate to be signed by such Person and delivered to the Trustee, is qualified to pass upon the matters set forth in such certificate. For purposes of this definition, (a) "engineer" means a Person engaged in the engineering profession or otherwise qualified to pass upon engineering matters (including, but not limited to, a Person licensed as a professional engineer, whether or not then engaged in the engineering profession) and (b) "appraiser" means a Person engaged in the business of appraising property or otherwise qualified to pass upon the Fair Value or fair market value of property.

                  "Expert's Certificate" means a certificate signed by an Authorized Officer and by an Expert (which Expert (a) shall be selected either by the Board of Directors or by an Authorized Officer, the execution of such certificate by such Authorized Officer to be conclusive evidence of such selection, and (b) except as otherwise required in Sections 4.03, 6.07, 7.07 and 8.09, may be an employee or Affiliate of the Company duly authorized either by the Board of Directors or by an Authorized Officer) and delivered to the Trustee. The amount stated in any Expert's Certificate as to the Cost, Fair Value or fair market value of property shall be conclusive and binding upon the Company, the Trustee and the Holders of the Securities.

                  "Fair Value", with respect to property, means the fair value of such property as may be determined by reference to (a) the amount which would be likely to be obtained in an arm's-length transaction with respect to such property between an informed and willing buyer and an informed and willing seller, under no compulsion, respectively, to buy or sell, (b) the amount of investment with respect to such property which, together with a reasonable return thereon, would be likely to be recovered through ordinary business operations or otherwise, (c) the Cost, accumulated depreciation and replacement cost with respect to such property and/or (d) any other relevant factors; provided, however, that (x) the Fair Value of property shall be determined without deduction for any Liens on such property prior to the Lien of this Indenture (except as otherwise provided in Section 8.03) and (y) the Fair Value to the Company of Property Additions shall not reflect any reduction relating to the fact that such Property Additions may be of less value to a Person which is not the owner or operator of the Mortgaged Property or any portion thereof than to a Person which is such owner or operator. Fair Value may be determined, without physical inspection, by the use of accounting and engineering records and other data maintained by the Company or otherwise available to the Expert certifying the same.

                  "First Mortgage Bonds" means bonds or other obligations issued and Outstanding under the NVP 1953 Mortgage and any bonds authenticated in replacement thereof under the provisions of Section 7.02 hereof.

                  "Funded Cash" has the meaning specified in Section 1.02.

                  "Funded Property" has the meaning specified in Section 1.02.

                  "Governmental Authority" means the government of the United States or of any State or Territory thereof or of the District of Columbia or of any county, municipality or other political subdivision of any thereof, or any department, agency, authority or other instrumentality of any of the foregoing.

                  "Government Obligations" means:

                  (a) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States entitled to the benefit of the full faith and credit thereof; and

                  (b) certificates, depositary receipts or other instruments which evidence a direct ownership interest in obligations described in clause (a) above or in any specific interest or principal payments due in respect thereof; provided, however, that the custodian of such obligations or specific interest or principal payments shall be a bank or trust company (which may include the Trustee or any Paying Agent) subject to Federal or State supervision or examination with a combined capital and surplus of at least Fifty Million Dollars ($50,000,000); and provided, further, that except as may be otherwise required by law, such custodian shall be obligated to pay to the holders of such certificates, depositary receipts or other instruments the full amount received by such custodian in respect of such obligations or specific payments and shall not be permitted to make any deduction therefrom.

                  "Holder" means a Person in whose name a Security is registered in the Security Register.

                  "Indenture" means this instrument as originally executed and delivered and as it may from time to time be supplemented or amended by one or more indentures or other instruments supplemental hereto entered into pursuant to the applicable provisions hereof and shall include the terms of particular series of Securities established as contemplated by Section 3.01.

                  "Independent", when applied to any Accountant or Expert, means such a Person who (a) is in fact independent, (b) does not have any direct material financial interest in the Company or in any other obligor upon the Securities or in any Affiliate of the Company or of such other obligor, (c) is not connected with the Company or such other obligor as an officer, employee, promoter, underwriter, trustee, partner, director or any person performing similar functions and (d) is approved by the Trustee in the exercise of reasonable care.

                  "Independent Expert's Certificate" means a certificate signed by an Independent Expert and delivered to the Trustee.

                  "Initial Expert's Certificate" means an Expert's certificate delivered upon the earliest of (a) the first authentication and delivery of Securities, subsequent to the initial authentication and delivery of the Securities of the Initial Series (excluding Securities of the Initial Series issued in connection with a transfer, exchange or replacement of any Predecessor Securities of such series), upon the basis of Property Additions pursuant to
Section 4.02, (b) the first release of any part of the Mortgaged Property pursuant to Section 8.03 or 8.04 and (c) the first withdrawal of cash on the basis of Property Additions pursuant to Section 8.06.

                  "Initial Series" means the series of Securities, initially authenticated and delivered in the aggregate principal amount of $350,000,000, established in the First Supplemental Indenture, dated as of May 1, 2001 between the Company and the Trustee, the form and terms of which are established in the Officer's Certificate, dated May 24, 2001, pursuant to the First Supplemental Indenture.

                  "Interest Payment Date", when used with respect to any Security, means the Stated Maturity of an installment of interest on such Security.

                  "Investment Securities" means any of the following obligations or securities on which neither the Company, any other obligor on the Securities nor any Affiliate of either is the obligor: (a) Government Obligations; (b) interest bearing deposit accounts (which may be represented by certificates of deposit) in any national or state bank (which may include the Trustee or any Paying Agent) or savings and loan association which has outstanding securities rated by a nationally recognized rating organization in either of the two (2) highest rating categories (without regard to modifiers) for short term securities or in any of the three (3) highest rating categories (without regard to modifiers) for long term securities; (c) bankers' acceptances drawn on and accepted by any commercial bank (which may include the Trustee or any Paying Agent) which has outstanding securities rated by a nationally recognized rating organization in either of the two (2) highest rating categories (without regard to modifiers) for short term securities or in any of the three (3) highest rating categories (without regard to modifiers) for long term securities; (d) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, any State or Territory of the United States or the District of Columbia, or any political subdivision of any of the foregoing, which are rated by a nationally recognized rating organization in either of the two (2) highest rating categories (without regard to modifiers) for short term securities or in any of the three (3) highest rating categories (without regard to modifiers) for long term securities; (e) bonds or other obligations of any agency or instrumentality of the United States; (f) corporate debt securities which are rated by a nationally recognized rating organization in either of the two (2) highest rating categories (without regard to modifiers) for short term securities or in any of the three (3) highest rating categories (without regard to modifiers) for long term securities; (g) repurchase agreements with respect to any of the foregoing obligations or securities with any banking or financial institution (which may include the Trustee or any Paying Agent) which has outstanding securities rated by a nationally recognized rating organization in either of the two (2) highest rating categories (without regard to modifiers) for short term securities or in any of the three (3) highest rating categories (without regard to modifiers) for long term securities; (h) securities issued by any regulated investment company (including any investment company for which the Trustee or any Paying Agent is the advisor), as defined in Section 851 of the Internal Revenue Code of 1986, as amended, or any successor Section of such Code or successor federal statute, provided that the portfolio of such investment company is limited to obligations or securities of the character and investment quality contemplated in clauses
(a) through (f) above and repurchase agreements which are fully collateralized by any of such obligations or securities; and (i) any other obligations or securities which may lawfully be purchased by the Trustee in its capacity as such.

                  "Lien" means any mortgage, deed of trust, pledge, security interest, encumbrance, easement, lease, reservation, restriction, servitude, charge or similar right and any other lien of any kind, including, without limitation, any conditional sale or other title retention agreement, any lease in the nature thereof, and any defect, irregularity, exception or limitation in record title.

                  "Maturity", when used with respect to any Security, means the date on which the principal of such Security or an installment of principal becomes due and payable as provided in such Security or in this Indenture, whether at the Stated Maturity, by declaration of acceleration, upon call for redemption or otherwise.

                  "Mortgaged Property" means, as of any particular time, all property which at such time is subject to the Lien of this Indenture.

                  "Notice of Default" has the meaning specified in Section
10.01.

                  "NVP 1953 Mortgage" means the Indenture of Mortgage and Deed of Trust, dated as of October 1, 1953 from Southern Nevada Power Co. (Company, successor) to First National Bank of Nevada (Bankers Trust Company, successor) trustee, as heretofore and hereafter amended and supplemented, which Indenture of Mortgage and amendments and supplements thereto have been recorded and filed in the various official records in the State of Nevada as set forth in Exhibit C
                                                                       ---------
hereto.

                  "Officer's Certificate" means a certificate signed by an Authorized Officer and delivered to the Trustee.

                  "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Company or other counsel acceptable to the Trustee and who may be an employee or Affiliate of the Company.

                  "Outstanding", when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

                  (a) Securities theretofore canceled or delivered to the Securities Registrar or the Trustee for cancellation;

                  (b) Securities deemed to have been paid for all purposes of this Indenture in accordance with Section 9.01 (whether or not the Company's indebtedness in respect thereof shall be satisfied and discharged for any other purpose); and

                  (c) Securities which have been paid pursuant to Section 3.06 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it and the Company that such Securities are held by a bona fide purchaser or purchasers in whose hands such Securities are valid obligations of the Company;

provided, however, that in determining whether or not the Holders of the requisite principal amount of the Securities Outstanding under this Indenture, or the Outstanding Securities of any series or Tranche, have given any request, demand, authorization, direction, notice, consent or waiver hereunder or whether or not a quorum is present at a meeting of Holders of Securities,

                  (x) Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor (unless the Company, such obligor or such Affiliate owns all Securities Outstanding under this Indenture, or all Outstanding Securities of each such series and each such Tranche, as the case may be, determined without regard to this clause (x)) shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver or upon any such determination as to the presence of a quorum, only Securities which the Trustee actually knows to be so owned shall be so disregarded; provided, however, that Securities so owned which have been pledged in good faith may be regarded as Outstanding if it is established to the reasonable satisfaction of the Trustee that the pledgee, and not the Company, any such other obligor or Affiliate of either thereof, has the right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor; and provided, further, that in no event shall any Security which shall have been delivered to evidence or secure, in whole or in part, the Company's obligations in respect of other indebtedness be deemed to be owned by the Company if the principal of such Security is payable, whether at Stated Maturity or upon mandatory redemption, at the same time as the principal of such other indebtedness is payable, whether at Stated Maturity or upon mandatory redemption or acceleration, but only to the extent of such portion of the principal amount of such Security as does not exceed the principal amount of such other indebtedness; and

                  (y) the principal amount of a Discount Security that shall be deemed to be Outstanding for such purposes shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon a declaration of acceleration of the Maturity thereof pursuant to Section 10.02; and

provided, further, that, in the case of any Security the principal of which is payable from time to time without presentment or surrender, the principal amount of such Security that shall be deemed to be Outstanding at any time for all purposes of this Indenture shall be the original principal amount thereof less the aggregate amount of principal thereof theretofore paid.

                  "Outstanding", when used with respect to First Mortgage Bonds, has the meaning specified in the NVP 1953 Mortgage.

                  "Paying Agent" means any Person, including the Company, authorized by the Company to pay the principal of and premium, if any, or interest, if any, on any Securities on behalf of the Company.

                  "Periodic Offering" means an offering of Securities of a series from time to time any or all of the specific terms of which Securities, including without limitation the rate or rates of interest, if any, thereon, the Stated Maturity or Maturities thereof and the redemption provisions, if any, with respect thereto, are to be determined by the Company or its agents from time to time subsequent to the initial request for the authentication and delivery of such Securities by the Trustee, all as contemplated in Section 3.01 and clause (b) of Section 4.01.

                  "Permitted Liens" means, as of any particular time, any of the following:

                  (a) Liens for taxes, assessments and other governmental charges or requirements which are not delinquent or which are being contested in good faith by appropriate proceedings;

                  (b) mechanics', workmen's, repairmen's, materialmen's, warehousemen's and carriers' Liens, other Liens incident to construction, Liens or privileges of any employees of the Company for salary or wages earned, but not yet payable, and other Liens, including without limitation Liens for worker's compensation awards, arising in the ordinary course of business for charges or requirements which are not delinquent or which are being contested in good faith and by appropriate proceedings;

                  (c) Liens in respect of attachments, judgments or awards arising out of judicial or administrative proceedings (i) in an amount not exceeding the greater of (A) Ten Million Dollars ($10,000,000) and
         (B) three percentum (3%) of the sum of (1) the principal amount of the Securities then Outstanding and (2) the principal amount of First Mortgage Bonds then Outstanding other than First Mortgage Bonds delivered to and held by the Trustee pursuant to Sections 4.03 or (ii) with respect to which the Company shall (X) in good faith be prosecuting an appeal or other proceeding for review and with respect to which the Company shall have secured a stay of execution pending such appeal or other proceeding or (Y) have the right to prosecute an appeal or other proceeding for review;

                  (d) easements, leases, reservations or other rights of others in, on, over and/or across, and laws, regulations and restrictions affecting, and defects, irregularities, exceptions and limitations in title to, the Mortgaged Property or any part thereof; provided, however, that such easements, leases, reservations, rights, laws, regulations, restrictions, defects, irregularities, exceptions and limitations do not in the aggregate materially impair the use by the Company of the Mortgaged Property considered as a whole for the purposes for which it is held by the Company;

                  (e) defects, irregularities, exceptions and limitations in title to real property subject to rights-of-way in favor of the Company or otherwise or used or to be used by the Company primarily for right-of-way purposes or real property held under lease, easement, license or similar right; provided, however, that (i) the Company shall have obtained from the apparent owner or owners of such real property a sufficient right, by the terms of the instrument granting such right-of-way, lease, easement, license or similar right, to the use thereof for the purposes for which the Company acquired the same, (ii) the Company has power under eminent domain or similar statutes to remove such defects, irregularities, exceptions or limitations or (iii) such defects, irregularities, exceptions and limitations may be otherwise remedied without undue effort or expense; and defects, irregularities, exceptions and limitations in title to flood lands, flooding rights and/or water rights;

                  (f) Liens securing indebtedness or other obligations neither created, assumed nor guaranteed by the Company nor on account of which it customarily pays interest upon real property or rights in or relating to real property acquired by the Company for the purpose of the transmission or distribution of electric energy, gas or water, for the purpose of telephonic, telegraphic, radio, wireless or other electronic communication or otherwise for the purpose of obtaining rights-of-way;

                  (g) leases existing at the date of the execution and delivery of this Indenture, as originally executed and delivered, affecting properties owned by the Company at said date and renewals and extensions thereof; and leases affecting such properties entered into after such date or affecting properties acquired by the Company after such date which, in either case, (i) have respective terms of not more than ten (10) years (including extensions or renewals at the option of the tenant) or (ii) do not materially impair the use by the Company of such properties for the respective purposes for which they are held by the Company;

                  (h) Liens vested in lessors, licensors, franchisors or permitters for rent or other amounts to become due or for other obligations or acts to be performed, the payment of which rent or the performance of which other obligations or acts is required under leases, subleases, licenses, franchises or permits, so long as the payment of such rent or other amounts or the performance of such other obligations or acts is not delinquent or is being contested in good faith and by appropriate proceedings;

                  (i) controls, restrictions, obligations, duties and/or other burdens imposed by federal, state, municipal or other law, or by rules, regulations or orders of Governmental Authorities, upon the Mortgaged Property or any part thereof or the operation or use thereof or upon the Company with respect to the Mortgaged Property or any part thereof or the operation or use thereof or with respect to any franchise, grant, license, permit or public purpose requirement, or any rights reserved to or otherwise vested in

         Governmental Authorities to impose any such controls, restrictions, obligations, duties and/or other burdens;

                  (j) rights which Governmental Authorities may have by virtue of franchises, grants, licenses, permits or contracts, or by virtue of law, to purchase, recapture or designate a purchaser of or order the sale of the Mortgaged Property or any part thereof, to terminate franchises, grants, licenses, permits, contracts or other rights or to regulate the property and business of the Company; and any and all obligations of the Company correlative to any such rights;

                  (k) Liens required by law or governmental regulations (i) as a condition to the transaction of any business or the exercise of any privilege or license, (ii) to enable the Company to maintain self-insurance or to participate in any funds established to cover any insurance risks, (iii) in connection with workmen's compensation, unemployment insurance, social security, any pension or welfare benefit plan or (iv) to share in the privileges or benefits required for companies participating in one or more of the arrangements described in clauses (ii) and (iii) above;

                  (l) Liens on the Mortgaged Property or any part thereof which are granted by the Company to secure duties or public or statutory obligations or to secure, or serve in lieu of, surety, stay or appeal bonds;

                  (m) rights reserved to or vested in others to take or receive any part of any coal, ore, gas, oil and other minerals, any timber and/or any electric capacity or energy, gas, water, steam and any other products, developed, produced, manufactured, generated, purchased or otherwise acquired by the Company or by others on property of the Company;

                  (n) (i) rights and interests of Persons other than the Company arising out of contracts, agreements and other instruments to which the Company is a party and which relate to the common ownership or joint use of property; and (ii) all Liens on the interests of Persons other than the Company in property owned in common by such Persons and the Company if and to the extent that the enforcement of such Liens would not adversely affect the interests of the Company in such property in any material respect;

                  (o) any restrictions on assignment and/or requirements of any assignee to qualify as a permitted assignee and/or public utility or public service corporation;

                  (p) any Liens which have been bonded for the full amount in dispute or for the payment of which other adequate security arrangements have been made;

                  (q) rights and interests granted pursuant to Section 8.02(c);

                  (r) Prepaid Liens; and

                  (s) the lien of the NVP 1953 Mortgage and "permitted liens" or "permitted encumbrances" as therein defined.

                  "Person" means any individual, corporation, partnership, limited liability partnership, joint venture, trust or unincorporated organization or any Governmental Authority.

                  "Place of Payment", when used with respect to the Securities of any series, or any Tranche thereof, means the place or places, specified as contemplated by Section 3.01, at which, subject to Section 6.02, principal of and premium, if any, and interest, if any, on the Securities of such series or Tranche are payable.

                  "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 3.06 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed (to the extent lawful) to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

                  "Prepaid Lien" means any Lien securing indebtedness for the payment, prepayment or redemption of which there shall have been irrevocably deposited in trust with the trustee or other holder of such Lien moneys and/or Investment Securities which (together with the interest reasonably expected to be earned from the investment and reinvestment in Investment Securities of the moneys and/or the principal of and interest on the Investment Securities so deposited) shall be sufficient for such purpose; provided, however, that if such indebtedness is to be redeemed or otherwise prepaid prior to the stated maturity thereof, any notice requisite to such redemption or prepayment shall have been given in accordance with the instrument creating such Lien or irrevocable instructions to give such notice shall have been given to such trustee or other holder; and provided, further, that the NVP 1953 Mortgage shall not be deemed to be a Prepaid Lien unless it shall have been satisfied and discharged and all First Mortgage Bonds issued thereunder shall be deemed to have been paid, all in accordance with the provisions thereof.

                  "Property Additions" has the meaning specified in Section
1.03.

                  "Purchase Money Lien" means, with respect to any property being acquired or disposed of by the Company or being released from the Lien of this Indenture, a Lien on such property which

                  (a) is taken or retained by the transferor of such property to secure all or part of the purchase price thereof;

                  (b) is granted to one or more Persons other than the transferor which, by making advances or incurring an obligation, give value to enable the grantor of such Lien to acquire rights in or the use of such property;

                  (c) is granted to any other Person in connection with the release of such property from the Lien of this Indenture on the basis of the deposit with the Trustee or the trustee or other holder of a Lien prior to the Lien of this Indenture of obligations secured by such Lien on such property (as well as any other property subject thereto);

                  (d) is held by a trustee or agent for the benefit of one or more Persons described in clause (a), (b) and/or (c) above, provided that such Lien may be held, in addition, for the benefit of one or more other Persons which shall have theretofore given, or may thereafter give, value to or for the benefit or account of the grantor of such Lien for one or more other purposes; or

                  (e) otherwise constitutes a purchase money mortgage or a purchase money security interest under applicable law;

and, without limiting the generality of the foregoing, for purposes of this Indenture, the term Purchase Money Lien shall be deemed to include any Lien described above whether or not such Lien (x) shall permit the issuance or other incurrence of additional indebtedness secured by such Lien on such property, (y) shall permit the subjection to such Lien of additional property and the issuance or other incurrence of additional indebtedness on the basis thereof and/or (z) shall have been granted prior to the acquisition, disposition or release of such property, shall attach to or otherwise cover property other than the property being acquired, disposed of or released and/or shall secure obligations issued prior and/or subsequent to the issuance of the obligations delivered in connection with such acquisition, disposition or release.

                  "Redemption Date", when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

                  "Redemption Price", when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

                  "Regular Record Date" for the interest payable on any Interest Payment Date on the Securities of any series means the date specified for that purpose as contemplated by Section 3.01.

                  "Required Currency" has the meaning specified in Section 3.11.

                  "Responsible Officer", when used with respect to the Trustee, means any officer of the Trustee with direct responsibility for the administration of this Indenture and also means, with respect to a particular corporate trust matter, any other officer of the Trustee to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

                  "Retired Securities" means (a) any Securities authenticated and delivered under this Indenture which (i) no longer remain Outstanding by reason of the applicability of clause (a) or (b) in the definition of "Outstanding" (other than any Predecessor Security of any Security), (ii) have not been made the basis under any of the provisions of this Indenture of one or more Authorized Purposes and (iii) have not been paid, redeemed, purchased or otherwise retired by the application thereto of Funded Cash and (b) any First Mortgage Bond authenticated and delivered under the NVP 1953 Mortgage which (x) at such time could be used as the basis for the authentication and delivery of additional First Mortgage Bonds pursuant to the provisions of the

NVP 1953 Mortgage and (y) shall have been retired after the initial authentication and delivery of the Securities of the Initial Series; provided, however, that, after the delivery to the Trustee of the Initial Expert's Certificate, no Security and no such First Mortgage Bond shall be deemed to be a Retired Security unless the retirement thereof shall have occurred after such delivery of the Initial Expert's Certificate.

                  "Securities" means any bonds, notes and other evidences of indebtedness authenticated and delivered under this Indenture.

                  "Security Register" and "Security Registrar" have the respective meanings specified in Section 3.05.

                  "Special Record Date" for the payment of any Defaulted Interest on the Securities of any series means a date fixed by the Trustee pursuant to Section 3.07.

                  "Stated Interest Rate" means a rate (whether fixed or variable) at which an obligation by its terms is stated to bear simple interest. Any calculation or other determination to be made under this Indenture by reference to the Stated Interest Rate on an obligation shall be made (a) if the Company's obligations in respect of any other indebtedness shall be evidenced or secured in whole or in part by such obligation, by reference to the lower of the Stated Interest Rate on such obligation and the Stated Interest Rate on such other indebtedness and (b) without regard to the effective interest cost to the Company of such obligation or of any such other indebtedness.

                  "Stated Maturity", when used with respect to any obligation or any installment of principal thereof or interest thereon, means the date on which the principal of such obligation or such installment of principal or interest is stated to be due and payable (without regard to any provisions for redemption, prepayment, acceleration, purchase or extension).

                  "Successor Corporation" has the meaning set forth in Section 13.01.

                  "Tranche" means a group of Securities which (a) are of the same series and (b) have identical terms except as to principal amount and/or date of issuance.

                  "Trust Indenture Act" means, as of any time, the Trust Indenture Act of 1939, or any successor statute, as in effect at such time.

                  "Trustee" means the Person named as the "Trustee" in the first paragraph of this Indenture until a successor trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor Trustee, and, if at any time there is more than one Person acting as trustee hereunder, "Trustee" shall mean each such Person so acting.

                  "United States" means the United States of America, its Territories, its possessions and other areas subject to its political jurisdiction.

SECTION 1.02  Funded Property; Funded Cash.

                  "Funded Property" means:

                  (a) all Property Additions to the extent that the same shall have been designated in an Expert's Certificate delivered to the Trustee pursuant to Section 7.02(c) to be deemed to be Funded Property;

                  (b) all Property Additions to the extent that the same shall have been made the basis of the authentication and delivery of Securities under this Indenture pursuant to Section 4.02;

                  (c) all Property Additions to the extent that the same shall have been made the basis of the release of property from the Lien of this Indenture pursuant to Section 8.03;

                  (d) all Property Additions to the extent that the same shall have been substituted for Funded Property retired pursuant to Section 8.02;

                  (e) all Property Additions to the extent that the same shall have been made the basis of the withdrawal of cash held by the Trustee pursuant to Section 4.04 or 8.06; and

                  (f) all Property Additions to the extent that the same shall have been used as the basis of a credit against, or otherwise in satisfaction of, the requirements of any sinking, improvement, maintenance, replacement or similar fund or analogous provision established with respect to the Securities of any series, or any Tranche thereof, as contemplated by Section 3.01; provided, however, that any such Property Additions shall cease to be Funded Property when all of the Securities of such series or Tranche shall have been paid.

                  In the event that in any certificate filed with the Trustee in connection with any of the transactions referred to in clauses (a), (b), (c),
(e) and (f) of this Section, only a part of the Cost or Fair Value of the Property Additions described in such certificate shall be required for the purposes of such certificate, then such Property Additions shall be deemed to be Funded Property only to the extent so required for the purpose of such certificate.

                  All Funded Property that shall be abandoned, destroyed, released or otherwise disposed of shall for the purpose of Section 1.03 hereof be deemed Funded Property retired and for other purposes of this Indenture shall thereupon cease to be Funded Property but as in this Indenture provided may at any time thereafter again become Funded Property. Neither any reduction in the Cost or book value of property recorded in the plant account of the Company, nor the transfer of any amount appearing in such account to intangible and/or adjustment accounts, otherwise than in connection with actual retirements of physical property abandoned, destroyed, released or disposed of, and otherwise than in connection with the removal of such property in its entirety from plant account, shall be deemed to constitute a retirement of Funded Property.

                  The Company may make allocations, on a pro-rata or other reasonable basis (including, but not limited to, the designation of specific properties or the designation of all or a specified portion of the properties reflected in one or more generic accounts or subaccounts in the Company's books of account), for the purpose of determining the extent to which fungible properties, or other properties not otherwise identified, reflected in the same generic account or subaccount in the Company's books of account constitute Funded Property or Funded Property retired.

                  "Funded Cash" means:

                  (a) cash, held by the Trustee hereunder, to the extent that it represents the proceeds of insurance on Funded Property (except as otherwise provided in Section 6.07), or cash deposited in connection with the release of Funded Property pursuant to Article VIII, or the payment of the principal of, or the proceeds of the release of, obligations secured by Purchase Money Lien and delivered to the Trustee pursuant to Article VIII, all subject, however, to the provisions of
         Section 6.07 and Section 8.06; and

                  (b) any cash deposited with the Trustee under Section 4.04.

SECTION 1.03  Property Additions; Cost.

                  (a) "Property Additions" means, as of any particular time, any item, unit or element of property which at such time is owned by the Company and is subject to the Lien of this Indenture; provided, however, that Property Additions shall not include:

                  (i) goodwill, going concern value rights or intangible property except as provided in subsection (c) of this Section; or

                  (ii) any property the cost of acquisition or construction of which is, in accordance with generally accepted accounting principles, properly chargeable to an operating expense account of the Company.

                  (b) When any Property Additions are certified to the Trustee as the basis of any Authorized Purpose (except as otherwise provided in Section
8.03 and Section 8.06),

                  (i) there shall be deducted from the Cost or Fair Value to the Company thereof, as the case may be (as of the date so certified), an amount equal to the Cost (or as to Property Additions of which the Fair Value to the Company at the time the same became Funded Property was certified to be an amount less than the Cost as determined pursuant to this Section, then such Fair Value, as so certified, in lieu of
         Cost) of all Funded Property of the Company retired to the date of such certification (other than the Funded Property, if any, in connection with the application for the release of which such certificate is filed) and not theretofore deducted from the Cost or Fair Value to the Company of Property Additions theretofore certified to the Trustee, and

                  (ii) there may, at the option of the Company, be added to such Cost or Fair Value, as the case may be, the sum of

                         (A) the principal amount of any obligations secured by
                  Purchase Money Lien, not theretofore so added and which the Company then elects so to add, which shall theretofore have been delivered to the Trustee or the trustee or other holder of a Lien prior to the Lien of this Indenture as the basis of the release of Funded Property retired from the Lien of this Indenture or such prior Lien, as the case may be;

                         (B) ten-sevenths (10/7) of the amount of any cash, not
                  theretofore so added and which the Company then elects so to add, which shall theretofore have been delivered to the Trustee or the trustee or other holder of a Lien prior to the Lien of this Indenture as the proceeds of insurance on Funded Property retired (to the extent of the portion thereof deemed to be Funded Cash) or as the basis of the release of Funded Property retired from the Lien of this Indenture or from such prior Lien, as the case may be;

                         (C) ten-sevenths (10/7) of the principal amount of any
                  Security or Securities, or portion of such principal amount, not theretofore so added and which the Company then elects so to add, (I) which shall theretofore have been delivered to the Trustee as the basis of the release of Funded Property retired or (II) the right to the authentication and delivery of which under the provisions of Section 4.03 shall at any time theretofore have been waived under Section 8.03(d)(iii) as the basis of the release of Funded Property retired;

                         (D) the Cost or Fair Value to the Company (whichever
                  shall be less), after making any deductions and any additions pursuant to this Section, of any Property Additions, not theretofore so added and which the Company then elects so to add, which shall theretofore have been made the basis of the release of Funded Property retired (such Fair Value to be the amount shown in the Expert's Certificate delivered to the Trustee in connection with such release); and

                         (E) the Cost to the Company of any Property Additions
                  (including Property Additions subject to the Lien of the NVP 1953 Mortgage) not theretofore so added and which the Company then elects so to add, to the extent that the same shall have been substituted for Funded Property retired;

         provided, however, that the aggregate of the amounts added under clause
         (ii) above shall in no event exceed the amounts deducted under clause
         (i) above.

                  (c) Except as otherwise provided in Section 8.03, the term "Cost" with respect to Property Additions shall mean the sum of (i) any cash delivered in payment therefor or for the acquisition thereof, (ii) an amount equivalent to the fair market value in cash (as of the date of delivery) of any securities or other property delivered in payment therefor or for the acquisition thereof, (iii) the principal amount of any obligations secured by prior Lien (other than the NVP 1953 Mortgage) upon such Property Additions outstanding at the time of the acquisition thereof, (iv) the principal amount of any other obligations incurred or assumed in connection with the payment for such Property Additions or for the acquisition thereof and (v) any other amounts which, in accordance with generally accepted accounting principles, are properly charged or chargeable to the plant or other property accounts of the Company with respect to such Property Additions as part of the cost of construction or acquisition thereof, including, but not limited to, any allowance for funds used during construction or any similar or analogous amount; provided, however, that, notwithstanding any other provision of this Indenture,

                  (x) with respect to Property Additions owned by a successor corporation immediately prior to the time it shall have become such by consolidation or merger or acquired by a successor corporation in or as a result of a consolidation or merger (excluding, in any case, Property Additions owned by the Company immediately prior to such time), Cost shall mean the amount or amounts at which such Property Additions are recorded in the plant or other property accounts of such successor corporation, or the predecessor corporation from which such Property Additions are acquired, as the case may be, immediately prior to such consolidation or merger;

                  (y) with respect to Property Additions which shall have been acquired (otherwise than by construction) by the Company without any consideration consisting of cash, securities or other property or the incurring or assumption of indebtedness, no determination of Cost shall be required, and, wherever in this Indenture provision is made for Cost or Fair Value, Cost with respect to such Property Additions shall mean an amount equal to the Fair Value to the Company thereof or, if greater, the aggregate amount reflected in the Company's books of account with respect thereto upon the acquisition thereof; and

                  (z) in no event shall the Cost of Property Additions be required to reflect any depreciation or amortization in respect of such Property Additions, or any adjustment to the amount or amounts at which such Property Additions are recorded in plant or other property accounts due to the non-recoverability of investment or otherwise.

                  If any Property Additions are shown by the Expert's Certificate provided for in Section 4.02 (b)(ii) to include property which has been used or operated by others than the Company in a business similar to that in which it has been or is to be used or operated by the Company, the Cost thereof need not be reduced by any amount in respect of any goodwill, going concern value rights and/or intangible property simultaneously acquired for which no separate or distinct consideration shall have been paid or apportioned, and in such case the term Property Additions as defined herein may include such goodwill, going concern value rights and intangible property.

SECTION 1.04  Compliance Certificates and Opinions.

                  Except as otherwise expressly provided in this Indenture, upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officer's Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, it being understood that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

                  Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                  (a) a statement that each Person signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

                  (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (c) a statement that, in the opinion of each such Person, such Person has made such examination or investigation as is necessary to enable such Person to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (d) a statement as to whether, in the opinion of each such Person, such condition or covenant has been complied with.

SECTION 1.05  Content and Form of Documents Delivered to Trustee.

                  (a) Any Officer's Certificate may be based (without further examination or investigation), insofar as it relates to or is dependent upon legal matters, upon an opinion of, or representations by, counsel, and, insofar as it relates to or is dependent upon matters which are subject to verification by Accountants, upon a certificate or opinion of, or representations by, an Accountant, and, insofar as it relates to or is dependent upon matters which are required in this Indenture to be covered by a certificate or opinion of, or representations by, an Expert, upon the certificate or opinion of, or representations by, an Expert, unless, in any case, such officer has actual knowledge that the certificate or opinion or representations with respect to the matters upon which such Officer's Certificate may be based as aforesaid are erroneous.

                  Any Expert's Certificate may be based (without further examination or investigation), insofar as it relates to or is dependent upon legal matters, upon an opinion of, or representations by, counsel, and insofar as it relates to or is dependent upon factual matters, information with respect to which is in the possession of the Company and which are not subject to verification by Experts, upon a certificate or opinion of, or representations by, an officer or officers of the Company, unless such Expert has actual knowledge that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion may be based as aforesaid are erroneous.

                  Any certificate of an Accountant may be based (without further examination or investigation), insofar as it relates to or is dependent upon legal matters, upon an opinion of, or representations by, counsel, and insofar as it relates to or is dependent upon factual matters, information with respect to which is in the possession of the Company and which are not subject to verification by Accountants, upon a certificate of, or representations by, an officer or officers of the Company, unless such Accountant has actual knowledge that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion may be based as aforesaid are erroneous.

                  Any Opinion of Counsel may be based (without further examination or investigation), insofar as it relates to or is dependent upon factual matters, information with respect to which is in the possession of the Company, upon a certificate of, or representations by, an officer or officers of the Company, and, insofar as it relates to or is dependent upon matters which are subject to verification by Accountants upon a certificate or opinion of, or representations by, an Accountant, and, insofar as it relates to or is dependent upon matters required in this Indenture to be covered by a certificate or opinion of, or representations by, an Expert, upon the certificate or opinion of, or representations by, an Expert, unless such counsel has actual knowledge that the certificate or opinion or representations with respect to the matters upon which his opinion may be based as aforesaid are erroneous. In addition, any Opinion of Counsel may be based (without further examination or investigation), insofar as it relates to or is dependent upon matters covered in an Opinion of Counsel rendered by other counsel, upon such other Opinion of Counsel, unless such counsel has actual knowledge that the Opinion of Counsel rendered by such other counsel with respect to the matters upon which his Opinion of Counsel may be based as aforesaid are erroneous. Further, any Opinion of Counsel with respect to the status of title to or the sufficiency of descriptions of property, and/or the existence of Liens thereon, and/or the recording or filing of documents, and/or any similar matters, may be based (without further examination or investigation) upon (i) title insurance policies or commitments and reports, lien search certificates and other similar documents or (ii) certificates of, or representations by, officers, employees, agents and/or other representatives of the Company or (iii) any combination of the documents referred to in (i) and (ii), unless, in any case, such counsel has actual knowledge that the document or documents with respect to the matters upon which his opinion may be based as aforesaid are erroneous. If, in order to render any Opinion of Counsel provided for herein, the signer thereof shall deem it necessary that additional facts or matters be stated in any Officer's Certificate, certificate of an Accountant or Expert's Certificate provided for herein, then such certificate may state all such additional facts or matters as the signer of such Opinion of Counsel may request.

                  (b) In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents. Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

                  (c) Whenever, subsequent to the receipt by the Trustee of any Board Resolution, Officer's Certificate, Expert's Certificate, Net Earnings Certificate, Opinion of Counsel or other document or instrument, a clerical, typographical or other inadvertent or unintentional error or omission shall be discovered therein, a new document or instrument may be substituted therefor in corrected form with the same force and effect as if originally filed in the corrected form and, irrespective of the date or dates of the actual execution and/or delivery thereof, such substitute document or instrument shall be deemed to have been executed and/or delivered as of the date or dates required with respect to the document or instrument for which it is substituted. Anything in this Indenture to the contrary notwithstanding, if any such corrective document or instrument indicates that action has been taken by or at the request of the Company which could not have been taken had the original document or instrument not contained such error or omission, the action so taken shall not be invalidated or otherwise rendered ineffective but shall be and remain in full force and effect, except to the extent that such action was a result of willful misconduct or bad faith. Without limiting the generality of the foregoing, any Securities issued under the authority of such defective document or instrument shall nevertheless be the valid obligations of the Company entitled to the benefit of the Lien of this Indenture equally and ratably with all other Outstanding Securities, except as aforesaid.

SECTION 1.06  Acts of Holders.

                  (a) Any request, demand, authorization, direction, notice, consent, election, waiver or other action provided by this Indenture to be made, given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing or, alternatively, may be embodied in and evidenced by the record of Holders voting in favor thereof, either in person or by proxies duly appointed in writing, at any meeting of Holders duly called and held in accordance with the provisions of Article XV, or a combination of such instruments and any such record. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments or record or both are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments and any such record (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments and so voting at any such meeting. Proof of execution of any such instrument or of a writing appointing any such agent, or of the holding by any Person of a Security, shall be sufficient for any purpose of this Indenture and (subject to Section 11.01) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section. The record of any meeting of Holders shall be proved in the manner provided in Section 15.06.

                  (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof or may be proved in any other manner which the Trustee and the Company deem sufficient. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority.

                  (c) The principal amount (except as otherwise contemplated in clause (y) of the first proviso to the definition of Outstanding) and serial numbers of Securities held by any Person, and the date of holding the same, shall be proved by the Security Register.

                  (d) Any request, demand, authorization, direction, notice, consent, election, waiver or other Act of a Holder shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

                  (e) Until such time as written instruments shall have been delivered to the Trustee with respect to the requisite percentage of principal amount of Securities for the action contemplated by such instruments, any such instrument executed and delivered by or on behalf of a Holder may be revoked with respect to any or all of such Securities by written notice by such Holder or any subsequent Holder, proven in the manner in which such instrument was proven.

                  (f) Securities of any series, or any Tranche thereof, authenticated and delivered after any Act of Holders may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any action taken by such Act of Holders. If the Company shall so determine, new Securities of any series, or any Tranche thereof, so modified as to conform, in the opinion of the Trustee and the Company, to such action may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series or Tranche.

                  (g) The Company may, at its option, by Company Order, fix in advance a record date for the determination of Holders entitled to give any request, demand, authorization, direction, notice, consent, waiver or other Act solicited by the Company, but the Company shall have no obligation to do so. In addition, the Trustee may, at its option, fix in advance a record date for the determination of Holders entitled to join in the giving or making of any Notice of Default, any declaration of acceleration referred to in Section 10.02, any request to institute proceedings referred to in Section 10.11 or any direction referred to in Section 10.16. If any such record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other Act, or such notice, declaration, request or direction, may be given before or after such record date, but only the Holders of record at the close of business on the record date shall be deemed to be Holders for the purposes of determining (i) whether Holders of the requisite proportion of the Outstanding Securities have authorized or agreed or consented to such Act (and for that purpose the Outstanding Securities shall be computed as of the record date) and/or (ii) which Holders may revoke any such Act (notwithstanding subsection (e) of this Section).

SECTION 1.07  Notices, Etc. to Trustee and Company.

                  Except as otherwise provided herein, any request, demand, authorization, direction, notice, consent, election, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with, the Trustee by any Holder or by the Company, or the Company by the Trustee or by any Holder, shall be sufficient for every purpose hereunder (unless otherwise expressly provided herein) if the same shall be in writing and delivered personally to an officer or other responsible employee of the addressee, or transmitted by facsimile transmission or other direct written electronic means to such telephone number or other electronic communications address as the parties hereto shall from time to time designate, or transmitted by registered mail, charges prepaid, to the applicable address set opposite such party's name below or to such other address as either party hereto may from time to time designate:

                           If to the Trustee, to:

                                   The Bank of New York

                                   101 Barclay Street, Floor 21W
                                   New York, New York 10286
                                   Attention: Corporate Trust Administration

                           If to the Company, to:

                                   Nevada Power Company
                                   P.O. Box 230
                                   6226 W. Sahara Avenue
                                   Las Vegas, Nevada 89146
                                   Attention: Treasurer

                  Any communication contemplated herein shall be deemed to have been made, given, furnished and filed if personally delivered, on the date of delivery, if transmitted by facsimile transmission or other direct written electronic means, on the date of transmission, and if transmitted by registered mail, on the date of receipt.

SECTION 1.08  Notice to Holders of Securities; Waiver.

                  Except as otherwise expressly provided herein, where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given, and shall be deemed given, to Holders if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at the address of such Holder as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice.

                  In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice to Holders by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders.

                  Any notice required by this Indenture may be waived in writing by the Person entitled to receive such notice, either before or after the event otherwise to be specified therein, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

SECTION 1.09  Conflict with Trust Indenture Act.

                  If any provision of this Indenture limits, qualifies or conflicts with another provision hereof which is required or deemed to be included in this Indenture by, or is otherwise governed by, any provision of the Trust Indenture Act, such other provision shall control; and if any provision hereof otherwise conflicts with the Trust Indenture Act, the Trust Indenture Act shall control.

SECTION 1.10  Effect of Headings and Table of Contents.

                  The Article and Section headings in this Indenture and the Table of Contents are for convenience only and shall not affect the construction hereof.

SECTION 1.11  Successors and Assigns.

                  All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

SECTION 1.12  Separability Clause.

                  In case any provision in this Indenture or the Securities shall be held to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 1.13  Benefits of Indenture.

                  Nothing in this Indenture or the Securities, express or implied, shall give to any Person, other than the parties hereto, their successors hereunder and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

SECTION 1.14  Governing Law.

                  This Indenture and the Securities shall be governed by and construed in accordance with the law of the State of New York (including without limitation Section 5-1401 of the New York General Obligations Law or any successor to such statute), except to the extent that the Trust Indenture Act shall be applicable and except to the extent that the law of any jurisdiction wherein any portion of the Mortgaged Property is located shall mandatorily govern the creation of a mortgage lien on and security interest in, or perfection, priority or enforcement of the Lien of this Indenture or exercise of remedies with respect to, such portion of the Mortgaged Property.

SECTION 1.15  Legal Holidays.

                  In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or of the Securities other than a provision in Securities of any series, or any Tranche thereof, or in the indenture supplemental hereto, Board Resolution or Officer's Certificate which establishes the terms of the Securities of such series or Tranche, which specifically states that such provision shall apply in lieu of this Section) payment of interest or principal and premium, if any, need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity, and, if such payment is made or duly provided for on such Business Day, no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be, to such Business Day.

SECTION 1.16  Investment of Cash Held by Trustee.

                  Any cash held by the Trustee or any Paying Agent under any provision of this Indenture shall, except as otherwise provided in Section 8.06 or in Article IX, at the request of the Company evidenced by Company Order, be invested or reinvested in Investment Securities designated by the Company (such Company Order to contain a representation to the effect that the securities designated therein constitute Investment Securities), and any interest on such Investment Securities shall be promptly paid over to the Company as received free and clear of any Lien. Such Investment Securities shall be held subject to the same provisions hereof as the cash used to purchase the same, but upon a like request of the Company shall be sold, in whole or in designated part, and the proceeds of such sale shall be held subject to the same provisions hereof as the cash used to purchase the Investment Securities so sold. If such sale shall produce a net sum less than the cost of the Investment Securities so sold, the Company shall pay to the Trustee or any such Paying Agent, as the case may be, such amount in cash as, together with the net proceeds from such sale, shall equal the cost of the Investment Securities so sold, and if such sale shall produce a net sum greater than the cost of the Investment Securities so sold, the Trustee or any such Paying Agent, as the case may be, shall promptly pay over to the Company an amount in cash equal to such excess, free and clear of any Lien. In no event shall the Trustee be liable for any loss incurred in connection with the sale of any Investment Security pursuant to this Section.

                  Notwithstanding the foregoing, if an Event of Default shall have occurred and be continuing, interest on Investment Securities and any gain upon the sale thereof shall be held as part of the Mortgaged Property until such Event of Default shall have been cured or waived, whereupon such interest and gain shall be promptly paid over to the Company free and clear of any Lien.


                                   ARTICLE II
                                   ----------

                                 SECURITY FORMS
                                 --------------

SECTION 2.01  Forms Generally.

                  The definitive Securities of each series shall be in substantially the form or forms established in the indenture supplemental hereto establishing such series, or in a Board Resolution establishing such series, or in an Officer's Certificate pursuant to such a supplemental indenture or Board Resolution, in any case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution of the Securities. If the form or forms of Securities of any series are established in a Board Resolution or in an Officer's Certificate pursuant to a supplemental indenture or a Board Resolution, such Board Resolution and Officer's Certificate, if any, shall be delivered to the Trustee at or prior to the delivery of the Company Order contemplated by Section 4.01 for the authentication and delivery of such Securities.

                  The Securities of each series shall be issuable in registered form without coupons. The definitive Securities shall be produced in such manner as shall be determined by the officers executing such Securities, as evidenced by their execution thereof.

SECTION 2.02  Form of Trustee's Certificate of Authentication.

                  The Trustee's certificate of authentication shall be in substantially the form set forth below:

                           This is one of the Securities of the series
                  designated therein referred to in the within-mentioned Indenture.

                                       THE BANK OF NEW YORK, as Trustee



                                       By:
                                           -----------------------------
                                                Authorized Signatory


                                  ARTICLE III
                                  -----------

                                 THE SECURITIES
                                 --------------

SECTION 3.01  Amount Unlimited; Issuable in Series.

                  Subject to the provisions of Article IV, the aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

                  The Securities may be issued in one or more series. Subject to the penultimate paragraph of this Section, prior to the authentication and delivery of Securities of any series there shall be established by specification in a supplemental indenture or in a Board Resolution, or in an Officer's Certificate pursuant to a supplemental indenture or a Board Resolution:

                  (a) the title of the Securities of such series (which shall distinguish the Securities of such series from Securities of all other series);

                  (b) any limit upon the aggregate principal amount of the Securities of such series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of such series pursuant to Section 3.04, 3.05, 3.06, 5.06 or 14.06 and except for any Securities which, pursuant to Section 3.03, are deemed never to have been authenticated and delivered hereunder);

                  (c) the Persons (without specific identification) to whom interest on Securities of such series, or any Tranche thereof, shall be payable on any Interest Payment Date, if other than the Persons in whose names such Securities (or one or more Predecessor Securities) are registered at the close of business on the Regular Record Date for such interest;

                  (d) the date or dates on which the principal of the Securities of such series, or any Tranche thereof, is payable or any formulary or other method or other means by which such date or dates shall be determined, by reference to an index or other fact or event ascertainable outside of this Indenture or otherwise (without regard to any provisions for redemption, prepayment, acceleration, purchase or extension);

                  (e) the rate or rates at which the Securities of such series, or any Tranche thereof, shall bear interest, if any (including the rate or rates at which overdue principal shall bear interest, if different from the rate or rates at which such Securities shall bear interest prior to Maturity, and, if applicable, the rate or rates at which overdue premium or interest shall bear interest, if any), or any formulary or other method or other means by which such rate or rates shall be determined, by reference to an index or other fact or event ascertainable outside of this Indenture or otherwise; the date or dates from which such interest shall accrue; the Interest Payment Dates on which such interest shall be payable and the Regular Record Date, if any, for the interest payable on such Securities on any Interest Payment Date; and the basis of computation of interest, if other than as provided in Section 3.10;

                  (f) the place or places at which and/or the methods (if other than as provided elsewhere in this Indenture) by which (i) the principal of and premium, if any, and interest, if any, on Securities of such series, or any Tranche thereof, shall be payable, (ii) registration of transfer of Securities of such series, or any Tranche thereof, may be effected, (iii) exchanges of Securities of such series, or any Tranche thereof, may be effected and (iv) notices and demands to or upon the Company in respect of the Securities of such series, or any Tranche thereof, and this Indenture may be served; the Security Registrar and any Paying Agent or Agents for such series or Tranche; and, if such is the case, that the principal of such Securities shall be payable without the presentment or surrender thereof;

                  (g) the period or periods within which or the date or dates on which, the price or prices at which and the terms and conditions upon which the Securities of such series, or any Tranche thereof, may be redeemed, in whole or in part, at the option of the Company;

                  (h) the obligation or obligations, if any, of the Company to redeem or purchase the Securities of such series, or any Tranche thereof, pursuant to any sinking fund or other mandatory redemption provisions or at the option of a Holder thereof and the period or periods within which or the date or dates on which, the price or prices at which and the terms and conditions upon which such Securities shall be redeemed or purchased, in whole or in part, pursuant to such obligation, and applicable exceptions to the requirements of
Section 5.04 in the case of mandatory redemption or redemption at the option of the Holder;

                  (i) the denominations in which Securities of such series, or any Tranche thereof, shall be issuable if other than denominations of One Thousand Dollars ($1,000) and any integral multiple thereof;

                  (j) the currency or currencies, including composite currencies, in which payment of the principal of and premium, if any, and interest, if any, on the Securities of such series, or any Tranche thereof, shall be payable (if other than in Dollars); it being understood that, for purposes of calculations under this Indenture (including calculations of principal amount under Article IV), any amounts denominated in a currency other than Dollars or in a composite currency shall be converted to Dollar equivalents by calculating the amount of Dollars which could have been purchased by the amount of such other currency based on such quotations or methods of determination as shall be specified pursuant to this clause (j);

                  (k) if the principal of or premium, if any, or interest, if any, on the Securities of such series, or any Tranche thereof, are to be payable, at the election of the Company or a Holder thereof, in a coin or currency other than that in which the Securities are stated to be payable, the coin or currency in which payment of any amount as to which such election is made will be payable, the period or periods within which, and the terms and conditions upon which, such election may be made; it being understood that, for purposes of calculations under this Indenture (including calculations of principal amount under Article IV), any such election shall be required to be taken into account, in the manner contemplated in clause (j) of this paragraph, only after such election shall have been made;

                  (l) if the principal of or premium, if any, or interest, if any, on the Securities of such series, or any Tranche thereof, are to be payable, or are to be payable at the election of the Company or a Holder thereof, in securities or other property, the type and amount of such securities or other property, or the formulary or other method or other means by which such amount shall be determined, and the period or periods within which, and the terms and conditions upon which, any such election may be made; it being understood that all calculations under this Indenture (including calculations of principal amount under Article IV) shall be made on the basis of the fair market value of such securities or the Fair Value of such other property, in either case determined as of the most recent practicable date, except that, in the case of any amount of principal or interest that may be so payable at the election of the Company or a Holder, if such election shall not yet have been made, such calculations shall be made on the basis of the amount of principal or interest, as the case may be, that would be payable if no such election were made;

                  (m) if the amount payable in respect of principal of or premium, if any, or interest, if any, on the Securities of such series, or any Tranche thereof, may be determined with reference to an index or other fact or event ascertainable outside of this Indenture, the manner in which such amounts shall be determined (to the extent not established pursuant to clause (e) of this paragraph); it being understood that all calculations under this Indenture (including calculations of principal amount under Article IV) shall be made on the basis of the amount that would be payable as principal if such principal were due, or on the basis of the interest rates in effect, as the case may be, on the date next preceding the date of such calculation;

                  (n) if other than the principal amount thereof, the portion of the principal amount of Securities of such series, or any Tranche thereof, which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 10.02;

                  (o) the terms, if any, pursuant to which the Securities of such series, or any Tranche thereof, may be converted into or exchanged for shares of capital stock or other securities of the Company or any other Person;

                  (p) the obligations or instruments, if any, which shall be considered to be Eligible Obligations in respect of the Securities of such series, or any Tranche thereof, denominated in a currency other than Dollars or in a composite currency, and any additional or alternative provisions for the reinstatement of the Company's indebtedness in respect of such Securities after the satisfaction and discharge thereof as provided in Section 9.01;

                  (q) if the Securities of such series, or any Tranche thereof, are to be issued in global form, (i) any limitations on the rights of the Holder or Holders of such Securities to transfer or exchange the same or to obtain the registration of transfer thereof, (ii) any limitations on the rights of the Holder or Holders thereof to obtain certificates therefor in definitive form in lieu of temporary form and (iii) any and all other matters incidental to such Securities;

                  (r) if the Securities of such series, or any Tranche thereof, are to be issuable as bearer securities, any and all matters incidental thereto which are not specifically addressed in a supplemental indenture as contemplated by clause (f) of Section 14.01;

                  (s) to the extent not established pursuant to clause (q) of this paragraph, any limitations on the rights of the Holders of the Securities of such Series, or any Tranche thereof, to transfer or exchange such Securities or to obtain the registration of transfer thereof; and if a service charge will be made for the registration of transfer or exchange of Securities of such series, or any Tranche thereof, the amount or terms thereof;

                  (t) any exceptions to Section 1.15, or variation in the definition of Business Day, with respect to the Securities of such series, or any Tranche thereof; and

                  (u) any other terms of the Securities of such series, or any Tranche thereof.

                  With respect to Securities of a series subject to a Periodic Offering, the indenture supplemental hereto or the Board Resolution which establishes such series, or the Officer's Certificate pursuant to such supplemental indenture or Board Resolution, as the case may be, may provide general terms or parameters for Securities of such series and provide either that the specific terms of Securities of such series, or any Tranche thereof, shall be specified in a Company Order or that such terms shall be determined by the Company or its agents in accordance with procedures specified in a Company Order as contemplated by clause (b) of Section 4.01.

                  Anything herein to the contrary notwithstanding, the Trustee shall be under no obligation to authenticate and deliver Securities of any series the terms of which, established as contemplated by this Section, would affect the rights, duties, obligations, liabilities or immunities of the Trustee under this Indenture or otherwise.

SECTION 3.02  Denominations.

                  Unless otherwise provided as contemplated by Section 3.01 with respect to any series of Securities, or any Tranche thereof, the Securities of each series shall be issuable in denominations of One Thousand Dollars ($1,000) and any integral multiple thereof.

SECTION 3.03  Execution, Dating, Certificate of Authentication.

                  Unless otherwise provided as contemplated by Section 3.01 with respect to any series of Securities, or any Tranche thereof, the Securities shall be executed on behalf of the Company by an Authorized Officer, and may have the corporate seal of the Company affixed thereto or reproduced thereon and attested by any other Authorized Officer. The signature of any or all of these officers on the Securities may be manual or facsimile.

                  Securities bearing the manual or facsimile signatures of individuals who were at the time of execution Authorized Officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

                  Unless otherwise specified as contemplated by Section 3.01 with respect to any series of Securities, or any Tranche thereof, each Security shall be dated the date of its authentication.

                  Unless otherwise specified as contemplated by Section 3.01 with respect to any series of Securities, or any Tranche thereof, no Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee or an Authenticating Agent by manual signature of an authorized officer thereof, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture. Notwithstanding the foregoing, if (a) any Security shall have been authenticated and delivered hereunder to the Company, or any Person acting on its behalf, but shall never have been issued and sold by the Company, (b) the Company shall deliver such Security to the Security Registrar for cancellation or shall cancel such Security and deliver evidence of such cancellation to the Trustee, in each case as provided in Section 3.09, and (c) the Company, at its election, shall deliver to the Trustee a written statement (which need not comply with Section
1.04 and need not be accompanied by an Officer's Certificate or an Opinion of Counsel) stating that such Security has never been issued and sold by the Company, then, for all purposes of this Indenture, such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits hereof.

SECTION 3.04  Temporary Securities.

                  Pending the preparation of definitive Securities of any series, or any Tranche thereof, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed, photocopied or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued, with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities; provided, however, that temporary Securities need not recite specific redemption, sinking fund, conversion or exchange provisions.

                  Except as otherwise specified as contemplated by Section 3.01 with respect to the Securities of any series, or any Tranche thereof, after the preparation of definitive Securities of such series or Tranche, the temporary Securities of such series or Tranche shall be exchangeable, without charge to the Holder thereof, for definitive Securities of such series or Tranche upon surrender of such temporary Securities at the office or agency of the Company maintained pursuant to Section 6.02 in a Place of Payment for such Securities. Upon such surrender of temporary Securities, the Company shall, except as aforesaid, execute and the Trustee shall authenticate and deliver in exchange therefor definitive Securities of the same series and Tranche, of authorized denominations and of like tenor and aggregate principal amount.

                  Until exchanged in full as hereinabove provided, temporary Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of the same series and Tranche and of like tenor authenticated and delivered hereunder.

SECTION 3.05  Registration, Registration of Transfer and Exchange.

                  The Company shall cause to be kept in one of the offices designated pursuant to Section 6.02, with respect to the Securities of each series, or any Tranche thereof, a register (the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities of such series or Tranche and the registration of transfer thereof. The Company shall designate one Person to maintain the Security Register for the Securities of each series, and such Person is referred to herein, with respect to such series, as the "Security Registrar". Anything herein to the contrary notwithstanding, the Company may designate one or more of its offices as an office in which a register with respect to the Securities of one or more series, or any Tranche or Tranches thereof, shall be maintained, and the Company may designate itself the Security Registrar with respect to one or more of such series. The Security Register shall be open for inspection by the Trustee and the Company at all reasonable times.

                  Except as otherwise specified as contemplated by Section 3.01 with respect to the Securities of any series, or any Tranche thereof, upon surrender for registration of transfer of any Security of such series or Tranche at the office or agency of the Company maintained pursuant to Section 6.02 in a Place of Payment for such series or Tranche, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of the same series and Tranche, of authorized denominations and of like tenor and aggregate principal amount.

                  Except as otherwise specified as contemplated by Section 3.01 with respect to the Securities of any series, or any Tranche thereof, any Security of such series or Tranche may be exchanged at the option of the Holder, for one or more new Securities of the same series and Tranche, of authorized denominations and of like tenor and aggregate principal amount, upon surrender of the Securities to be exchanged at any such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

                  All Securities delivered upon any registration of transfer or exchange of Securities shall be valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

                  Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company, the Trustee or the Security Registrar) be duly endorsed or shall be accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee or the Security Registrar, as the case may be, duly executed by the Holder thereof or his attorney duly authorized in writing.

                  Unless otherwise specified as contemplated by Section 3.01 with respect to Securities of any series, or any Tranche thereof, no service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 3.04, 5.06 or 14.06 not involving any transfer.

                  The Company shall not be required to execute or to provide for the registration of transfer of or the exchange of (a) Securities of any series, or any Tranche thereof, during a period of fifteen (15) days immediately preceding the date notice is to be given identifying the serial numbers of the Securities of such series or Tranche called for redemption or (b) any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

SECTION 3.06  Mutilated, Destroyed, Lost and Stolen Securities.

                  If any mutilated Security is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of the same series and Tranche, and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

                  If there shall be delivered to the Company and the Trustee (a) evidence to their satisfaction of the ownership of and the destruction, loss or theft of any Security and (b) such security or indemnity as may be reasonably required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security is held by a Person purporting to be the owner of such Security, the Company shall execute and the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of the same series and Tranche, and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

                  Notwithstanding the foregoing, in case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, but subject to compliance with the foregoing conditions, instead of issuing a new Security, pay such Security.

                  Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the fees and expenses of the Trustee) connected therewith.

                  Every new Security of any series issued pursuant to this
Section in lieu of any destroyed, lost or stolen Security shall constitute an additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone other than the Holder of such new Security, and any such new Security shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of such series duly issued hereunder.

                  The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

SECTION 3.07  Payment of Interest; Interest Rights Preserved.

                  Unless otherwise specified as contemplated by Section 3.01 with respect to the Securities of any series, or any Tranche thereof, interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

                  Any interest on any Security of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the related Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in clause (a) or (b) below:

                  (a) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a date (herein called a "Special Record Date") for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security of such series and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than thirty (30) days and not less than ten (10) days prior to the date of the proposed payment and not less than twenty-five (25) days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall, not less than fifteen (15) days prior to such Special Record Date, cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be given to each Holder of Securities of such series. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date.

                  (b) The Company may make payment of any Defaulted Interest on the Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

                  Subject to the foregoing provisions of this Section and
Section 3.05, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

SECTION 3.08  Persons Deemed Owners.

                  The Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name any Security is registered as the absolute owner of such Security for the purpose of receiving payment of principal of and premium, if any, and (subject to Sections 3.05 and 3.07) interest, if any, on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

SECTION 3.09  Cancellation by Security Registrar.

                  All Securities surrendered for payment, redemption, registration of transfer or exchange shall, if surrendered to any Person other than the Security Registrar, be delivered to the Security Registrar and, if not theretofore canceled, shall be promptly canceled by the Security Registrar. The Company may at any time deliver to the Security Registrar for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever or which the Company shall not have issued and sold, and all Securities so delivered shall be promptly canceled by the Security Registrar. No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section 3.09, except as expressly permitted by this Indenture. All canceled Securities held by the Security Registrar shall be disposed of in accordance with the Security Registrar's then customary practice for disposing of securities, unless otherwise directed by a Company Order; provided, however, that the Trustee shall not be required to destroy any canceled Securities.

SECTION 3.10  Computation of Interest.

                  Except as otherwise specified as contemplated by Section 3.01 for Securities of any series, or any Tranche thereof, interest on the Securities of each series shall be computed on the basis of a three hundred sixty (360) day year consisting of twelve (12) thirty (30) day months and, with respect to any period less than a full calendar month, on the basis of the actual number of days elapsed during such period.

SECTION 3.11  Payment to Be in Proper Currency.

                  In the case of the Securities of any series, or any Tranche thereof, denominated in any currency other than Dollars or in a composite currency (the "Required Currency"), except as otherwise specified with respect to such Securities as contemplated by Section 3.01, the obligation of the Company to make any payment of the principal thereof, or the premium, if any, or interest, if any, thereon, shall not be discharged or satisfied by any tender by the Company, or recovery by the Trustee, in any currency other than the Required Currency, except to the extent that such tender or recovery shall result in the Trustee timely holding the full amount of the Required Currency then due and payable. If any such tender or recovery is in a currency other than the Required Currency, the Trustee may take such actions as it considers appropriate to exchange such currency for the Required Currency. The costs and risks of any such exchange, including without limitation the risks of delay and exchange rate fluctuation, shall be borne by the Company, the Company shall remain fully liable for any shortfall or delinquency in the full amount of Required Currency then due and payable, and in no circumstances shall the Trustee be liable therefor except in the case of its negligence or willful misconduct.

SECTION 3.12  CUSIP Numbers.

                  The Company in issuing the Securities may use "CUSIP" or other similar numbers (if then generally in use), and, if so, the Trustee or Security Registrar may use "CUSIP" or such other numbers in notices of redemption as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, in which case none of the Company or, as the case may be, the Trustee or the Security Registrar, or any agent of any of them, shall have any liability in respect of any CUSIP number used on any such notice, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company will promptly notify the Trustee of any change in the "CUSIP" numbers.


                                   ARTICLE IV
                                   ----------

                             ISSUANCE OF SECURITIES
                             ----------------------

SECTION 4.01  General.

                  Subject to the provisions of Section 4.02, 4.03 or 4.04, whichever may be applicable, the Trustee shall authenticate and deliver Securities of a series, for original issue, at one time or from time to time in accordance with the Company Order referred to below, upon receipt by the Trustee of:

                  (a) the instrument or instruments establishing the form or forms and terms of such series, as provided in Sections 2.01 and 3.01;

                  (b) a Company Order requesting the authentication and delivery of such Securities and, to the extent that the terms of such Securities shall not have been established in an indenture supplemental hereto or in a Board Resolution, or in an Officer's Certificate pursuant to a supplemental indenture or Board Resolution, all as contemplated by Section 3.01, either (i) establishing such terms or (ii) in the case of Securities of a series subject to a Periodic Offering, specifying procedures, acceptable to the Trustee, by which such terms are to be established (which procedures may provide for authentication and delivery pursuant to oral or electronic instructions from the Company or any agent or agents thereof, which oral instructions are to be promptly confirmed electronically or in writing), in either case in accordance with the instrument or instruments delivered pursuant to clause (a) above;

                  (c) the Securities of such series, executed on behalf of the Company by an Authorized Officer;

                  (d) an Opinion of Counsel to the effect that:

                  (i) the form or forms of such Securities have been duly authorized by the Company and have been established in conformity with the provisions of this Indenture;

                  (ii) the terms of such Securities have been duly authorized by the Company and have been established in conformity with the provisions of this Indenture; and

                  (iii) when such Securities shall have been authenticated and delivered by the Trustee and issued and delivered by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, such Securities will constitute valid obligations of the Company, entitled to the benefit of the Lien of this Indenture equally and ratably with all other Securities then Outstanding;

provided, however, that, with respect to Securities of a series subject to a Periodic Offering, the Trustee shall be entitled to receive such Opinion of Counsel only once at or prior to the time of the first authentication and delivery of such Securities (provided that such Opinion of Counsel addresses the authentication and delivery of all such Securities) and that, in lieu of the opinions described in clauses (ii) and (iii) above, counsel may opine that:

                  (x) when the terms of such Securities shall have been established pursuant to a Company Order or Orders or pursuant to such procedures as may be specified from time to time by a Company Order or Orders, all as contemplated by and in accordance with the instrument or instruments delivered pursuant to clause (a) above, such terms will have been duly authorized by the Company and will have been established in conformity with the provisions of this Indenture; and

                  (y) when such Securities shall have been authenticated and delivered by the Trustee in accordance with this Indenture and the Company Order or Orders or the specified procedures referred to in paragraph (x) above and issued and delivered by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, such Securities will constitute valid obligations of the Company, entitled to the benefit of the Lien of this Indenture equally and ratably with all other Securities then Outstanding;

                  (e) an Officer's Certificate to the effect that, to the knowledge of the signer, no Event of Default has occurred and is continuing; provided, however, that with respect to Securities of a series subject to a Periodic Offering, either (i) such an Officer's Certificate shall be delivered at the time of the authentication and delivery of each Security of such series or (ii) the Officer's Certificate delivered at or prior to the time of the first authentication and delivery of the Securities of such series shall state that the statements therein shall be deemed to be made at the time of each, or each subsequent, authentication and delivery of Securities of such series; and

                  (f) such other Opinions of Counsel, certificates and other documents as may be required under Section 4.02, 4.03 or 4.04, whichever may be applicable to the authentication and delivery of the Securities of such series.

                  With respect to Securities of a series subject to a Periodic Offering, the Trustee may conclusively rely, as to the authorization by the Company of any of such Securities, the forms and terms thereof, the validity thereof and the compliance of the authentication and delivery thereof with the terms and conditions of this Indenture, upon the Opinion or Opinions of Counsel and the certificates and other documents delivered pursuant to this Article IV at or prior to the time of the first authentication and delivery of Securities of such series until any of such opinions, certificates or other documents have been superseded or revoked or expire by their terms. In connection with the authentication and delivery of Securities of a series subject to a Periodic Offering, the Trustee shall be entitled to assume that the Company's instructions to authenticate and deliver such Securities do not violate any applicable law or any applicable rule, regulation or order of any Governmental Authority having jurisdiction over the Company.

                  Anything herein to the contrary notwithstanding, none of the conditions specified in Sections 4.02, 4.03 and 4.04 shall be required to be satisfied in connection with the initial authentication and delivery of the Securities of the Initial Series.

SECTION 4.02  Issuance of Securities on the Basis of Property Additions.

                  (a) Securities of any one or more series may be authenticated and delivered on the basis of Property Additions which do not constitute Funded Property in a principal amount not exceeding seventy percentum (70%) of the balance of the Cost or the Fair Value to the Company of such Property Additions (whichever shall be less) after making any deductions and any additions pursuant to Section 1.03(b), except as otherwise specified in subsection (b) with respect to the Initial Expert's Certificate.

                  (b) Securities of any series shall be authenticated and delivered by the Trustee on the basis of Property Additions upon receipt by the Trustee of:

                  (i) the documents with respect to the Securities of such series specified in Section 4.01;

                  (ii) an Expert's Certificate dated as of a date not more than ninety (90) days prior to the date of the Company Order requesting the authentication and delivery of such Securities,

                         (A) describing all property constituting Property
                  Additions and
                  designated by the Company, in its discretion, to be made the basis of the authentication and delivery of such Securities (such description of property to be made by reference, at the election of the Company, either to specified items, units and/or elements of property or portions thereof, on a percentage or Dollar basis, or to properties reflected in specified accounts or subaccounts in the Company's books of account or portions thereof, on a Dollar basis), and stating the Cost of such property;

                         (B) stating that all such property constitutes
                  Property Additions;

                         (C) stating that such Property Additions are desirable
                  for use in the conduct of the business, or one of the businesses, of the Company;

                         (D) stating that such Property Additions, to the extent
                  of the Cost or Fair Value to the Company thereof (whichever is less) to be made the basis of the authentication and delivery of such Securities, do not constitute Funded Property;

                         (E) stating, except as to Property Additions acquired,
                  made or constructed wholly through the delivery of securities or other property, that the amount of cash forming all or part of the Cost thereof was equal to or more than an amount to be stated therein;

                         (F) briefly describing, with respect to any Property
                  Additions acquired, made or constructed in whole or in part through the delivery of securities or other property, the securities or other property so delivered and stating the date of such delivery;

                         (G) stating what part, if any, of such Property
                  Additions includes property which within six months prior to the date of acquisition thereof by the Company had been used or operated by others than the Company in a business similar to that in which it has been or is to be used or operated by the Company and stating whether or not, in the judgment of the signers, the Fair Value thereof to the Company, as of the date of such certificate, is less than Twenty-five Thousand Dollars ($25,000) and whether or not such Fair Value is less than one percentum (1%) of the aggregate principal amount of Securities then Outstanding;

                         (H) stating, in the judgment of the signers, the Fair
                  Value to the Company, as of the date of such certificate, of such Property Additions, except any thereof with respect to the Fair Value to the Company of which a statement is to be made in an Independent Expert's Certificate pursuant to clause
                  (iii) below;

                         (I) stating the amount required to be deducted under
                  Section 1.03(b)(i) and the amounts elected to be added under
                  Section 1.03(b)(ii) in respect of Funded Property retired of the Company;

                         (J) if any property included in such Property Additions
                  is subject to a Lien (other than the lien of the NVP 1953 Mortgage) of the character described (I) in clause (d) of the definition of Permitted Liens, stating that such Lien does not, in the judgment of the signers, materially impair the use by the Company of the Mortgaged Property considered as a whole, or (II) in clause (g)(ii) of the definition of Permitted Liens, stating that such Lien does not, in the judgment of the signers, materially impair the use by the Company of such property for the purposes for which it is held by the Company or (III) in clause (n)(ii) of the definition of Permitted Liens, stating that the enforcement of such Lien would not, in the judgment of the signers, adversely affect the interests of the Company in such property in any material respect;

                         (K) stating the lower of the Cost or the Fair Value to
                  the Company of such Property Additions, after the deductions therefrom and additions thereto specified in such Expert's Certificate pursuant to clause (I) above;

                         (L) stating the amount equal to seventy percentum (70%)
                  of the amount required to be stated pursuant to clause (K) above; and

                         (M) stating the aggregate principal amount of the
                  Securities to be authenticated and delivered on the basis of such Property Additions (such amount not to exceed the amount stated pursuant to clause (L) above); provided, however, that in the Initial Expert's Certificate there shall be stated, in lieu of such principal amount, the sum of (I) the principal amount of Securities to be authenticated and delivered on the basis of Property Additions, (II) the aggregate principal amount of all Securities then Outstanding and (III) the aggregate principal amount of all First Mortgage Bonds then Outstanding (such sum not to exceed the amount stated pursuant to clause (L) above);

                  (iii) in case any Property Additions are shown by the Expert's Certificate provided for in clause (ii) above to include property which, within six months prior to the date of acquisition thereof by the Company, had been used or operated by others than the Company in a business similar to that in which it has been or is to be used or operated by the Company and such certificate does not show the Fair Value thereof to the Company, as of the date of such certificate, to be less than Twenty-five Thousand Dollars ($25,000) or less than one percentum (1%) of the aggregate principal amount of Securities then Outstanding, an Independent Expert's Certificate stating, in the judgment of the signer, the Fair Value to the Company, as of the date of such Independent Expert's Certificate, of (X) such Property Additions which have been so used or operated and (at the option of the Company) as to any other Property Additions included in the Expert's Certificate provided for in clause (ii) above and (Y) in case such Independent Expert's Certificate is being delivered in connection with the authentication and delivery of Securities, any property so used or operated which has been subjected to the Lien of this Indenture since the commencement of the then current calendar year as the basis for the authentication and delivery of Securities and as to which an Independent Expert's Certificate has not previously been furnished to the Trustee;

                  (iv) in case any Property Additions are shown by the Expert's Certificate provided for in clause (ii) above to have been acquired, made or constructed in whole or in part through the delivery of securities or other property, an Expert's Certificate stating, in the judgment of the signers, the fair market value in cash of such securities or other property at the time of delivery thereof in payment for or for the acquisition of such Property Additions;

                  (v)    an Opinion of Counsel to the effect that:

                         (A) this Indenture constitutes, or, upon the delivery
                  of, and/or the filing and/or recording in the proper places and manner of, the instruments of conveyance, assignment or transfer, if any, specified in said opinion, will constitute, a Lien on all the Property Additions to be made the basis of the authentication and delivery of such Securities, subject to no Lien thereon prior to the Lien of this Indenture except Permitted Liens; and

                         (B) the Company has corporate authority to operate such
                  Property Additions; and

                  (vi) copies of the instruments of conveyance, assignment and transfer, if any, specified in the Opinion of Counsel provided for in clause (v) above.

SECTION 4.03  Issuance of Securities on the Basis of Retired Securities.

                  (a) Subject to the provisions of subsection (c) of this Section, Securities of any one or more series may be authenticated and delivered on the basis of, and in an aggregate principal amount not exceeding the aggregate principal amount of, Retired Securities.

                  (b) Securities of any series shall be authenticated and delivered by the Trustee on the basis of Retired Securities upon receipt by the Trustee of:

                  (i) the documents with respect to the Securities of such series specified in Section 4.01; and

                  (ii) an Officer's Certificate stating that Retired Securities, specified by series, in an aggregate principal amount not less than the aggregate principal amount of Securities to be authenticated and delivered, have theretofore been authenticated and delivered and, as of the date of such Officer's Certificate, constitute Retired Securities and are the basis for the authentication and delivery of such Securities.

SECTION 4.04  Issuance of Securities on the Basis of Deposit of Cash.

                  (a) Securities of any one or more series may be authenticated and delivered on the basis of, and in an aggregate principal not exceeding the amount of, any deposit with the Trustee of cash for such purpose.

                  (b) Securities of any series shall be authenticated and delivered by the Trustee on the basis of the deposit of cash when the Trustee shall have received, in addition to such deposit, the documents with respect to the Securities of such series specified in Section 4.01.

                  (c) All cash deposited with the Trustee under the provisions of this Section shall be held by the Trustee as a part of the Mortgaged Property and may be withdrawn from time to time by the Company, upon application of the Company to the Trustee, in an amount equal to the aggregate principal amount of Securities to the authentication and delivery of which the Company shall be entitled under any of the provisions of this Indenture by virtue of compliance with all applicable provisions of this Indenture (except as hereinafter in this subsection (c) otherwise provided).

                  Upon any such application for withdrawal, the Company shall comply with all applicable provisions of this Indenture relating to the authentication and delivery of Securities except that the Company shall not in any event be required to deliver the documents specified in Section 4.01.

                  Any withdrawal of cash under this subsection (c) shall operate as a waiver by the Company of its right to the authentication and delivery of the Securities on which it is based and such Securities may not thereafter be authenticated and delivered hereunder. Any Property Additions which have been made the basis of any such right to the authentication and delivery of Securities so waived shall be deemed to have been made the basis of the withdrawal of such cash; and any Retired Securities which have been made the basis of any such right to the authentication and delivery of Securities so waived shall be deemed to have been made the basis of the withdrawal of such cash.

                  (d) If at any time the Company shall so direct, any sums deposited with the Trustee under the provisions of this Section may be used or applied to the purchase, payment or redemption of Securities in the manner and subject to the conditions provided in clauses (d) and (e) of Section 8.06.


                                   ARTICLE V
                                   ---------

                            REDEMPTION OF SECURITIES
                            ------------------------

SECTION 5.01  Applicability of Article.

                  Securities of any series, or any Tranche thereof, which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 3.01 for Securities of such series or Tranche) in accordance with this Article.

SECTION 5.02  Election to Redeem; Notice to Trustee.

                  The election of the Company to redeem any Securities shall be evidenced by a Board Resolution or an Officer's Certificate. The Company shall, at least forty-five (45) days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee in writing of such Redemption Date and of the principal amount of such Securities to be redeemed. In the case of any redemption of Securities (a) prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture or (b) pursuant to an election of the Company which is subject to a condition specified in the terms of such Securities, the Company shall furnish the Trustee with an Officer's Certificate evidencing compliance with such restriction or condition.

SECTION 5.03  Selection of Securities to Be Redeemed.

                  If less than all the Securities of any series, or any Tranche thereof, are to be redeemed, the particular Securities to be redeemed shall be selected by the Security Registrar from the Outstanding Securities of such series or Tranche not previously called for redemption, by such method as shall be provided for any particular series or Tranche, or, in the absence of any such provision, by such method of random selection as the Security Registrar shall deem fair and appropriate and which may, in any case, provide for the selection for redemption of portions (equal to the minimum authorized denomination for Securities of such series or Tranche or any integral multiple thereof) of the principal amount of Securities of such series or Tranche having a denomination larger than the minimum authorized denomination for Securities of such series or Tranche; provided, however, that if, as indicated in an Officer's Certificate, the Company shall have offered to purchase all or any principal amount of the Securities then Outstanding of any series, or any Tranche thereof, and less than all of such Securities as to which such offer was made shall have been tendered to the Company for such purchase, the Security Registrar, if so directed by Company Order, shall select for redemption all or any principal amount of such Securities which have not been so tendered.

                  The Security Registrar shall promptly notify the Company and the Trustee in writing of the Securities selected for redemption and, in the case of any Securities selected to be redeemed in part, the principal amount thereof to be redeemed.

                  For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

SECTION 5.04  Notice of Redemption.

                  Notice of redemption shall be given in the manner provided in
Section 1.08 to the Holders of the Securities to be redeemed not less than thirty (30) nor more than sixty (60) days prior to the Redemption Date.

                  All notices of redemption shall state:

                  (a) the Redemption Date,

                  (b) the Redemption Price,

                  (c) if less than all the Securities of any series or Tranche are to be redeemed, the identification of the particular Securities to be redeemed and the portion of the principal amount of any Security to be redeemed in part,

                  (d) that on the Redemption Date the Redemption Price, together with accrued interest, if any, to the Redemption Date, will become due and payable upon each such Security to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date,

                  (e) the place or places where such Securities are to be surrendered for payment of the Redemption Price and accrued interest, if any, unless it shall have been specified as contemplated by Section 3.01 with respect to such Securities that such surrender shall not be required,

                  (f) that the redemption is for a sinking or other fund, if such is the case, and

                  (g) such other matters as the Company shall deem desirable or appropriate.

                  With respect to any notice of redemption of Securities at the election of the Company, unless, upon the giving of such notice, such Securities shall be deemed to have been paid in accordance with Section 9.01, such notice may state that such redemption shall be conditional upon the receipt by the Paying Agent or Agents for such Securities, on or prior to the date fixed for such redemption, of money sufficient to pay the principal of and premium, if any, and interest, if any, on such Securities and that if such money shall not have been so received such notice shall be of no force or effect and the Company shall not be required to redeem such Securities. In the event that such notice of redemption contains such a condition and such money is not so received, the redemption shall not be made and within a reasonable time thereafter notice shall be given, in the manner in which the notice of redemption was given, that such money was not so received and such redemption was not required to be made, and the Paying Agent or Agents for the Securities otherwise to have been redeemed shall promptly return to the Holders thereof any of such Securities which had been surrendered for payment upon such redemption.

                  Notice of redemption of Securities to be redeemed at the election of the Company, and any notice of non-satisfaction of a condition for redemption as aforesaid, shall be given by the Company or, at the Company's request, by the Security Registrar in the name and at the expense of the Company. Notice of mandatory redemption of Securities shall be given by the Security Registrar in the name and at the expense of the Company.

SECTION 5.05  Securities Payable on Redemption Date.

                  Notice of redemption having been given as aforesaid, and the conditions, if any, set forth in such notice having been satisfied, the Securities or portions thereof so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless, in the case of an unconditional notice of redemption, the Company shall default in the payment of the Redemption Price and accrued interest, if any) such Securities or portions thereof, if interest-bearing, shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with such notice, such Security or portion thereof shall be paid by the Company at the Redemption Price, together with accrued interest, if any, to the Redemption Date; provided, however, that no such surrender shall be a condition to such payment if so specified as contemplated by Section 3.01 with respect to such Security; and provided, further, that, except as otherwise specified as contemplated by Section 3.01 with respect to such Security, any installment of interest on any Security the Stated Maturity of which installment is on or prior to the Redemption Date shall be payable to the Holder of such Security, or one or more Predecessor Securities, registered as such at the close of business on the related Regular Record Date according to the terms of such Security and subject to the provisions of Section 3.07.

SECTION 5.06  Securities Redeemed in Part.

                  Upon the surrender of any Security which is to be redeemed only in part at a Place of Payment therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security, without service charge, a new Security or Securities of the same series and Tranche, of any authorized denomination requested by such Holder and of like tenor and in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.


                                   ARTICLE VI
                                   ----------

                                    COVENANTS
                                    ---------

SECTION 6.01  Payment of Securities; Lawful Possession; Maintenance of Lien.

                  (a) The Company shall pay the principal of and premium, if any, and interest, if any, on the Securities of each series in accordance with the terms of such Securities and this Indenture.

                  (b) At the date of the execution and delivery of this Indenture, as originally executed and delivered, the Company is lawfully possessed of the Mortgaged Property.

                  (c) The Company shall maintain and preserve the Lien of this Indenture so long as any Securities shall remain Outstanding, subject, however, to the provisions of Article VIII and Article XIV.

SECTION 6.02  Maintenance of Office or Agency.

                  The Company shall maintain in each Place of Payment for the Securities of each series, or any Tranche thereof, an office or agency where payment of such Securities shall be made, where the registration of transfer or exchange of such Securities may be effected and where notices and demands to or upon the Company in respect of such Securities and this Indenture may be served. The Company shall give prompt written notice to the Trustee of the location, and any change in the location, of each such office or agency and prompt notice to the Holders of any such change in the manner specified in Section 1.08. If at any time the Company shall fail to maintain any such required office or agency in respect of Securities of any series, or any Tranche thereof, or shall fail to furnish the Trustee with the address thereof, payment of such Securities shall be made, registration of transfer or exchange thereof may be effected and notices and demands in respect thereof may be served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent for all such purposes in any such event.

                  The Company may also from time to time designate one or more other offices or agencies with respect to the Securities of one or more series, or any Tranche thereof, for any or all of the foregoing purposes and may from time to time rescind such designations; provided, however, that, unless otherwise specified as contemplated by Section 3.01 with respect to the Securities of such series or Tranche, no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency for such purposes in each Place of Payment for such Securities in accordance with the requirements set forth above. The Company shall give prompt written notice to the Trustee, and prompt notice to the Holders in the manner specified in Section 1.08, of any such designation or rescission and of any change in the location of any such other office or agency.

                  Anything herein to the contrary notwithstanding, any office or agency required by this Section may be maintained at an office of the Company, in which event the Company shall perform all functions to be performed at such office or agency.

SECTION 6.03  Money for Securities Payments to Be Held in Trust.

                  If the Company shall at any time act as its own Paying Agent with respect to the Securities of any series, or any Tranche thereof, it shall, on or before each due date of the principal of and premium, if any, and interest, if any, on any of such Securities, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal and premium or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided. The Company shall promptly notify the Trustee of any failure by the Company (or any other obligor on such Securities) to make any payment of principal of or premium, if any, or interest, if any, on such Securities.

                  Whenever the Company shall have one or more Paying Agents for the Securities of any series, or any Tranche thereof, it shall, on or before each due date of the principal of and premium, if any, and interest, if any, on such Securities, deposit with such Paying Agents sums sufficient (without duplication) to pay the principal and premium or interest so becoming due, such sums to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Company shall promptly notify the Trustee of any failure by it so to act.

                  The Company shall cause each Paying Agent for the Securities of any series, or any Tranche thereof, other than the Company or the Trustee, to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent shall:

                  (a) hold all sums held by it for the payment of the principal of and premium, if any, or interest, if any, on such Securities in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

                  (b) give the Trustee notice of any failure by the Company (or any other obligor upon such Securities) to make any payment of principal of or premium, if any, or interest, if any, on such Securities; and

                  (c) at any time during the continuance of any such failure, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent and furnish to the Trustee such information as it possesses regarding the names and addresses of the Persons entitled to such sums.

                  The Company may at any time pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent and, if so stated in a Company Order delivered to the Trustee, in accordance with the provisions of Article IX; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

                  Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of and premium, if any, or interest, if any, on any Security and remaining unclaimed for two years after such principal and premium, if any, or interest, if any, has become due and payable shall be paid to the Company on Company Request, or, if then held by the Company, shall be discharged from such trust; and, upon such payment or discharge, the Holder of such Security shall, as an unsecured general creditor and not as the Holder of an Outstanding Security, look only to the Company for payment of the amount so due and payable and remaining unpaid, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such payment to the Company, shall, upon receipt of a Company Request and at the expense of the Company, cause to be mailed, on one occasion only, notice to such Holder that such money remains unclaimed and that, after a date specified therein, which shall not be less than thirty (30) days from the date of such mailing, any unclaimed balance of such money then remaining will be paid to the Company.

SECTION 6.04  Corporate Existence.

                  Subject to the rights of the Company under Article XIII, the Company shall do or cause to be done all things necessary to preserve and keep its corporate existence in full force and effect.

SECTION 6.05  Maintenance of Properties.

                  The Company shall cause (or, with respect to property owned in common with others, make reasonable effort to cause) the Mortgaged Property, considered as a whole, to be maintained and kept in good condition, repair and working order and shall cause (or, with respect to property owned in common with others, make reasonable effort to cause) to be made such repairs, renewals, replacements, betterments and improvements thereof, as, in the judgment of the Company, may be necessary in order that the operation of the Mortgaged Property, considered as a whole, may be conducted in accordance with common industry practice; provided, however, that nothing in this Section shall prevent the Company from discontinuing, or causing the discontinuance of, the operation and maintenance of any portion of the Mortgaged Property; and provided, further, that nothing in this Section shall prevent the Company from selling, transferring or otherwise disposing of, or causing the sale, transfer or other disposition of, any portion of the Mortgaged Property.

SECTION 6.06  Payment of Taxes; Discharge of Liens.

                  The Company shall pay all taxes and assessments and other governmental charges lawfully levied or assessed upon the Mortgaged Property, or upon any part thereof, or upon the interest of the Trustee in the Mortgaged Property, before the same shall become delinquent, and shall make reasonable effort to observe and conform in all material respects to all valid requirements of any Governmental Authority relative to any of the Mortgaged Property and all covenants, terms and conditions upon or under which any of the Mortgaged Property is held; and the Company shall not suffer any Lien to be created upon the Mortgaged Property, or any part thereof, prior to the Lien hereof, other than Permitted Liens and other than, in the case of property hereafter acquired, Purchase Money Liens and any other Liens existing or placed thereon at the time of the acquisition thereof; provided, however, that nothing in this Section contained shall require the Company (i) to observe or conform to any requirement of Governmental Authority or to cause to be paid or discharged, or to make provision for, any such Lien, or to pay any such tax, assessment or governmental charge so long as the validity thereof shall be contested in good faith and by appropriate legal proceedings, (ii) to pay, discharge or make provisions for any tax, assessment or other governmental charge, the validity of which shall not be so contested if adequate security for the payment of such tax, assessment or other governmental charge and for any penalties or interest which may reasonably be anticipated from failure to pay the same shall be given to the Trustee or
(iii) to pay, discharge or make provisions for any Liens existing on the Mortgaged Property at the date of execution and delivery of this Indenture, as originally executed and delivered; and provided, further, that nothing in this Section shall prohibit the issuance or other incurrence of additional indebtedness, or the refunding of outstanding indebtedness, secured by any Lien prior to the Lien hereof which is permitted under this Section to continue to exist.

SECTION 6.07  Insurance.

                  (a) The Company shall (i) keep or cause to be kept all the property subject to the Lien of this Indenture insured against loss by fire, to the extent that property of similar character is usually so insured by companies similarly situated and operating like properties, to a reasonable amount, by reputable insurance companies, the proceeds of such insurance (except as to any loss of Excepted Property and except as to any particular loss less than the greater of (A) Ten Million Dollars ($10,000,000) and (B) three percentum (3%) of the sum of (1) the principal amount of Securities Outstanding on the date of such particular loss and (2) the principal amount of the First Mortgage Bonds Outstanding on the date of such particular loss) to be made payable, subject to applicable law, to the Trustee as the interest of the Trustee may appear, to the trustee of the NVP 1953 Mortgage, or to the trustee or other holder of any other Lien prior hereto upon property subject to the Lien hereof, if the terms thereof require such payment or (ii) in lieu of or supplementing such insurance in whole or in part, adopt some other method or plan of protection against loss by fire at least equal in protection to the method or plan of protection against loss by fire of companies similarly situated and operating properties subject to similar fire hazards or properties on which an equal primary fire insurance rate has been set by reputable insurance companies; and if the Company shall adopt such other method or plan of protection, it shall, subject to applicable law (and except as to any loss of Excepted Property and except as to any particular loss less than the greater of (X) Ten Million Dollars ($10,000,000) and (Y) three percentum (3%) of the sum of (1) the principal amount of Securities Outstanding on the date of such particular loss and (2) the principal amount of the First Mortgage Bonds Outstanding on the date of such particular loss) pay to the Trustee on account of any loss covered by such method or plan an amount in cash equal to the amount of such loss less any amounts otherwise paid to the Trustee in respect of such loss or paid to the trustee under the NVP 1953 Mortgage or to the trustee or other holder of any other Lien prior hereto upon property subject to the Lien hereof in respect of such loss if the terms thereof require such payment. Any cash so required to be paid by the Company pursuant to any such method or plan shall for the purposes of this Indenture be deemed to be proceeds of insurance. In case of the adoption of such other method or plan of protection, the Company shall also furnish to the Trustee a certificate of an actuary or other qualified person appointed by the Company with respect to the adequacy of such method or plan.

                  Anything herein to the contrary notwithstanding, the Company may have fire insurance policies with (i) a deductible provision in a dollar amount per occurrence not exceeding the greater of (A) Ten Million Dollars ($10,000,000) and (B) three percentum (3%) of the sum of (1) the principal amount of the Securities Outstanding on the date such policy goes into effect and (2) the principal amount of the First Mortgage Bonds Outstanding on the date such policy goes into effect, and/or (ii) co-insurance or self insurance provisions with a dollar amount per occurrence not exceeding thirty percentum (30%) of the loss proceeds otherwise payable; provided, however, that the dollar amount described in clause (i) above may be exceeded to the extent such dollar amount per occurrence is below the deductible amount in effect as to fire insurance (X) on property of similar character insured by companies similarly situated and operating like property or (Y) on property as to which an equal primary fire insurance rate has been set by reputable insurance companies.

                  (b) All moneys paid to the Trustee by the Company in accordance with this Section or received by the Trustee as proceeds of any insurance, in either case on account of a loss on or with respect to Funded Property, shall, subject to the requirements of the NVP 1953 Mortgage or other Lien prior hereto upon property subject to the Lien hereof, be held by the Trustee and, subject as aforesaid, shall be paid by it to the Company to reimburse the Company for an equal amount expended or committed for expenditure in the rebuilding, renewal and/or replacement of or substitution for the property destroyed or damaged or lost, upon receipt by the Trustee of:

                  (i)    a Company Request requesting such payment,

                  (ii)   an Expert's Certificate:

                         (A) describing the property so damaged or destroyed or
                  otherwise lost;

                         (B) stating the Cost of such property (or, if the Fair
                  Value to the Company of such property at the time the same became Funded Property was certified to be an amount less than the Cost thereof, then such Fair Value, as so certified, in lieu of Cost) or, if such damage or destruction shall have affected only a portion of such property, stating the allocable portion of such Cost or Fair Value;

                         (C) stating the amounts so expended or committed for
                  expenditure in the rebuilding, renewal, replacement of and/or substitution for such property; and

                         (D) stating the Fair Value to the Company of such
                  property as rebuilt or renewed or as to be rebuilt or renewed and/or of the replacement or substituted property, and if

                                 (I) within six months prior to the date of acquisition thereof by the Company, such property has been used or operated, by a person or persons other than the Company, in a business similar to that in which it has been or is to be used or operated by the Company, and

                                 (II)   the Fair Value to the Company of such
                           property as set forth in such Expert's Certificate is not less than Twenty-five Thousand Dollars ($25,000) and not less than one percentum (1%) of the aggregate principal amount of the Securities at the time Outstanding, the Expert making the statement required by this clause (D) shall be an Independent Expert, and

                  (iii) an Opinion of Counsel stating that, in the opinion of the signer, the property so rebuilt or renewed or to be rebuilt or renewed, and/or the replacement property, is or will be subject to the Lien hereof to the same extent as was the property so destroyed or damaged or otherwise lost.

                  Any such moneys not so applied within thirty-six (36) months after its receipt by the Trustee, or in respect of which notice in writing of intention to apply the same to the work of rebuilding, renewal, replacement or substitution then in progress and uncompleted shall not have been given to the Trustee by the Company within such thirty-six (36) months, or which the Company shall at any time notify the Trustee is not to be so applied, shall thereafter be withdrawn, used or applied in the manner, to the extent and for the purposes, and subject to the conditions, provided in Section 8.06; provided, however, that if the amount of such moneys shall exceed seventy percentum (70%) of the amount stated pursuant to clause (B) in the Expert's Certificate referred to above, the amount of such excess shall not be deemed to be Funded Cash, shall not be subject to Section 8.06 and shall be remitted to or upon the order of the Company upon the withdrawal, use or application of the balance of such moneys pursuant to Section 8.06.

                  Anything in this Indenture to the contrary notwithstanding, if property on or with respect to which a loss occurs constitutes Funded Property in part only, the Company may, at its election, obtain the reimbursement of insurance proceeds attributable to the part of such property which constitutes Funded Property under this subsection (b) and obtain the reimbursement of insurance proceeds attributable to the part of such property which does not constitute Funded Property under subsection (c) of this Section 6.07.

                  (c) All moneys paid to the Trustee by the Company in accordance with this Section or received by the Trustee as proceeds of any insurance, in either case on account of a loss on or with respect to property which does not constitute Funded Property, shall, subject to the requirements of the NVP 1953 Mortgage or other Lien prior hereto upon property subject to the Lien hereof, be held by the Trustee and, subject as aforesaid, shall be paid by it to the Company upon receipt by the Trustee of:

                  (i)    a Company Request requesting such payment;

                  (ii)   an Expert's Certificate stating:

                         (A) that such moneys were paid to or received by the
                  Trustee on account of a loss on or with respect to property which does not constitute Funded Property; and

                         (B) if true, either (I) that the aggregate amount of
                  the Cost or Fair Value to the Company (whichever is less) of all Property Additions which do not constitute Funded Property (excluding, to the extent of such loss, the property on or with respect to which such loss was incurred), after making deductions therefrom and additions thereto of the character contemplated by Section 1.03, is not less than zero (0) or
                  (II) that the amount of such loss does not exceed the aggregate Cost or Fair Value to the Company (whichever is less) of Property Additions acquired, made or constructed on or after the ninetieth (90th) day prior to the date of the Company Request requesting such payment; or

                         (C) if neither of the statements contemplated in
                  subclause (B) above can be made, the amount by which zero (0) exceeds the amount referred to in subclause (B)(I) above (showing in reasonable detail the calculation thereof); and

                  (iii) if the Expert's Certificate required by clause (ii) above contains neither of the statements contemplated in clause (ii)(B) above, an amount in cash, to be held by the Trustee as part of the Mortgaged Property, equal to seventy percentum (70%) of the amount shown in clause (ii)(C) above.

                  To the extent that the Company shall be entitled to withdraw proceeds of insurance pursuant to this subsection (c), such proceeds shall be deemed not to constitute Funded Cash.

                  (d) Whenever under the provisions of this Section the Company is required to deliver moneys to the Trustee and at the same time shall have satisfied the conditions set forth herein for payment of moneys by the Trustee to the Company, there shall be paid to or retained by the Trustee or paid to the Company, as the case may be, only the net amount.

SECTION 6.08  Recording, Filing, etc.

                  The Company shall cause this Indenture and all indentures and instruments supplemental hereto (or notices, memoranda or financing statements as may be recorded or filed to place third parties on notice thereof) to be promptly recorded and filed and re-recorded and re-filed in such manner and in such places, as may be required by law in order fully to preserve and protect the security of the Holders of the Securities and all rights of the Trustee, and shall furnish to the Trustee:

                  (a) promptly after the execution and delivery of this Indenture, as originally executed and delivered, and of each supplemental indenture, an Opinion of Counsel either stating that in the opinion of such counsel this Indenture or such supplemental indenture (or any other instrument, notice, memorandum or financing statement in connection therewith) has been properly recorded and filed, so as to make effective the Lien intended to be created hereby or thereby, and reciting the details of such action, or stating that in the opinion of such counsel no such action is necessary to make such Lien effective. The Company shall be deemed to be in compliance with this subsection (a) if (i) the Opinion of Counsel herein required to be delivered to the Trustee shall state that this Indenture or such supplemental indenture (or any other instrument, notice, memorandum or financing statement in connection therewith) has been received for record or filing in each jurisdiction in which it is required to be recorded or filed and that, in the opinion of such counsel (if such is the case), such receipt for record or filing makes effective the Lien intended to be created by this Indenture or such supplemental indenture, and (ii) such opinion is delivered to the Trustee within such time, following the date of the execution and delivery of this Indenture, as originally executed and delivered, or such supplemental indenture, as shall be practicable having due regard to the number and distance of the jurisdictions in which this Indenture or such supplemental indenture (or such other instrument, notice, memorandum or financing statement in connection therewith) is required to be recorded or filed; and

                  (b) on or before June 1 of each year, beginning June 1, 2002, an Opinion of Counsel stating either (i) that in the opinion of such counsel such action has been taken, since the date of the most recent Opinion of Counsel furnished pursuant to this subsection (b) or the first Opinion of Counsel furnished pursuant to subsection (a) of this Section, with respect to the recording, filing, re-recording, and re-filing of this Indenture and of each indenture supplemental to this Indenture (or any other instrument, notice, memorandum or financing statement in connection therewith), as is necessary to maintain the effectiveness of the Lien hereof, and reciting the details of such action, or (ii) that in the opinion of such counsel no such action is necessary to maintain the effectiveness of such Lien.

                  The Company shall execute and deliver such supplemental indenture or indentures and such further instruments and do such further acts as may be necessary or proper to carry out the purposes of this Indenture and to make subject to the Lien hereof any property hereafter acquired, made or constructed and intended to be subject to the Lien hereof, and to transfer to any new trustee or trustees or co-trustee or co-trustees, the estate, powers, instruments or funds held in trust hereunder.

SECTION 6.09  Waiver of Certain Covenants.

                  The Company may omit in any particular instance to comply with any term, provision or condition set forth in

                  (a) any covenant or restriction specified with respect to the Securities of any one or more series, or any one or more Tranches thereof, as contemplated by Section 3.01 if before the time for such compliance the Holders of at least a majority in aggregate principal amount of the Outstanding Securities of all series and Tranches with respect to which compliance with such covenant or restriction is to be omitted, considered as one class, shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, provision or condition; provided, however, that no such waiver shall be effective as to any of the matters contemplated in clause (a), (b), (c) or (d) in Section 14.02 without the consent of the Holders specified in such Section; and

                  (b) Section 6.04, 6.05, 6.06 or 6.07 or Article XIII if before the time for such compliance the Holders of at least a majority in principal amount of Securities Outstanding under this Indenture shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, provision or condition;

but, in either case, no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.

SECTION 6.10  Annual Officer's Certificate as to Compliance.

                  Not later than June 1 in each year, commencing June 1, 2002, the Company shall deliver to the Trustee an Officer's Certificate which need not comply with Section 1.04, executed by the principal executive officer, the principal financial officer or the principal accounting officer of the Company, as to such officer's knowledge of the Company's compliance with all conditions and covenants under this Indenture, such compliance to be determined without regard to any period of grace or requirement of notice under this Indenture.


                                  ARTICLE VII
                                  -----------

                   COVENANTS RELATING TO THE NVP 1953 MORTGAGE
                   -------------------------------------------

SECTION 7.01  Prompt Payment of First Mortgage Bonds.

                  The Company will pay or cause to be paid, as the same shall become due and payable, the principal of, premium, if any, and interest on all First Mortgage Bonds issued under the NVP 1953 Mortgage, and will not extend the time of payment of any of such principal, premium or interest. The Company will comply with all the terms, covenants and conditions to be performed by the Company under the NVP 1953 Mortgage.

SECTION 7.02  Closing and Discharge of NVP 1953 Mortgage.

                  (a) The Company covenants and agrees that, from and after the date of the initial authentication and delivery of the Securities of the Initial Series issued under this Indenture, the Company will not issue any additional First Mortgage Bonds under the NVP 1953 Mortgage, except (i) up to $195,000,000 aggregate principal amount of additional First Mortgage Bonds and (ii) to the extent necessary to replace any mutilated, lost or destroyed bonds or to effect exchanges and transfers of bonds.

                  (b) As soon as practicable after the Company shall be entitled to the release and discharge of record of the NVP 1953 Mortgage, it shall take all necessary action to obtain and effect the release and discharge of the lien of the NVP 1953 Mortgage upon any of the Mortgaged Property and the discharge and satisfaction of the NVP 1953 Mortgage.


                                  ARTICLE VIII
                                  ------------

                POSSESSION, USE AND RELEASE OF MORTGAGED PROPERTY
                -------------------------------------------------

SECTION 8.01  Quiet Enjoyment.

                  Unless one or more Events of Default shall have occurred and be continuing, the Company shall be permitted to possess, use and enjoy the Mortgaged Property (except, to the extent not herein otherwise provided, such cash and securities as are expressly required to be deposited with the Trustee).

SECTION 8.02  Dispositions without Release.

                  Unless an Event of Default shall have occurred and be continuing, the Company may at any time and from time to time, without any release or consent by, or report to, the Trustee:

                  (a) sell or otherwise dispose of, free from the Lien of this Indenture, any machinery, equipment, apparatus, towers, transformers, poles, lines, cables, conduits, ducts, conductors, meters, regulators, holders, tanks, retorts, purifiers, odorizers, scrubbers, compressors, valves, pumps, mains, pipes, service pipes, fittings, connections, services, tools, implements, or any other fixtures or personalty, then subject to the Lien hereof, which shall have become old, inadequate, obsolete, worn out, unfit, unadapted, unserviceable, undesirable or unnecessary for use in the operations of the Company upon replacing the same by, or substituting for the same, similar or analogous property, or other property performing a similar or analogous function or otherwise obviating the need therefor, having a Fair Value to the Company at least equal to that of the property sold or otherwise disposed of and subject to the Lien hereof, subject to no Liens prior hereto except Permitted Liens and any other Liens to which the property sold or otherwise disposed of was subject;

                  (b) cancel or make changes or alterations in or substitutions for any and all easements, servitudes, rights-of-way and similar rights and/or interests; and

                  (c) grant, free from the Lien of this Indenture, easements, ground leases or rights-of-way in, upon, over and/or across the property or rights-of-way of the Company for the purpose of roads, pipe lines, transmission lines, distribution lines, communication lines, railways, removal of coal or other minerals or timber, and other like purposes, or for the joint or common use of real property, rights-of-way, facilities and/or equipment; provided, however, that such grant shall not materially impair the use of the property or rights-of-way for the purposes for which such property or rights-of-way are held by the Company.

SECTION 8.03  Release of Funded Property.

                  Unless an Event of Default shall have occurred and be continuing, the Company may obtain the release of any part of the Mortgaged Property, or any interest therein, which constitutes Funded Property, and the Trustee shall release all its right, title and interest in and to the same from the Lien hereof, upon receipt by the Trustee of:

                  (a) a Company Order requesting the release of such property and transmitting therewith a form of instrument to effect such release;

                  (b) an Officer's Certificate stating that, to the knowledge of the signer, no Event of Default has occurred and is continuing;

                  (c) an Expert's Certificate made and dated not more than ninety (90) days prior to the date of such Company Order:

                      (i)    describing the property to be released;

                      (ii) stating the Fair Value, in the judgment of the signers, of the property to be released;

                      (iii) stating the Cost of the property to be released (or, if the Fair Value to the Company of such property at the time the same became Funded Property was certified to be an amount less than the Cost thereof, then such Fair Value, as so certified, in lieu of Cost); and

                      (iv) stating that, in the judgment of the signers, such release will not impair the security under this Indenture in contravention of the provisions hereof;

                  (d) an amount in cash to be held by the Trustee as part of the Mortgaged Property, equal to the amount, if any, by which seventy percentum (70%) of the amount referred to in clause (c)(iii) above exceeds the aggregate of the following items:

                      (i) an amount equal to seventy percentum (70%) of the aggregate principal amount of any obligations secured by Purchase Money Lien delivered to the Trustee, to be held as part of the Mortgaged Property, subject to the limitations hereafter in this Section set forth;

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                  (ii)   an amount equal to seventy percentum (70%) of the Cost
         or Fair Value to the Company (whichever is less), after making any deductions and any additions pursuant to Section 1.03, of any Property Additions not constituting Funded Property described in an Expert's Certificate, dated not more than ninety (90) days prior to the date of the Company Order requesting such release and complying with clause
         (ii) and, to the extent applicable, clause (iii) in Section 4.02(b), delivered to the Trustee; provided, however, that the deductions and additions contemplated by Section 1.03 shall not be required to be made if such Property Additions were acquired, made or constructed on or after the ninetieth (90th) day preceding the date of such Company Order;

                  (iii) the aggregate principal amount of Securities to the authentication and delivery of which the Company shall be entitled under the provisions of Section 4.03, by virtue of compliance with all applicable provisions of Section 4.03 (except as hereinafter in this Section otherwise provided); provided, however, that such release shall operate as a waiver by the Company of the right to the authentication and delivery of such Securities and, to such extent, no such Securities may thereafter be authenticated and delivered hereunder; and any Securities which were the basis of such right to the authentication and delivery of Securities so waived shall be deemed to have been made the basis of such release of property;

                  (iv) any amount in cash and/or an amount equal to seventy percentum (70%) of the aggregate principal amount of any obligations secured by Purchase Money Lien that, in either case, is evidenced to the Trustee by a certificate of the trustee or other holder of a Lien prior to the Lien of this Indenture to have been received by such trustee or other holder in accordance with the provisions of such Lien in consideration for the release of such property or any part thereof from such Lien, all subject to the limitations hereafter in this Section set forth;

                  (v) the aggregate principal amount of any Outstanding Securities delivered to the Trustee; and

                  (vi) any taxes and expenses incidental to any sale, exchange, dedication or other disposition of the property to be released;

              (e) if the release is on the basis of Property Additions or on the basis of the right to the authentication and delivery of Securities under
Section 4.03, all documents contemplated below in this Section; and

              (f) if the release is on the basis of the delivery to the Trustee or to the trustee or other holder of a prior Lien of obligations secured by Purchase Money Lien, all documents contemplated below in this Section, to the extent required.

                  If and to the extent that the release of property is, in whole or in part, based upon Property Additions (as permitted under the provisions of clause (d)(ii) in the first paragraph of this Section), the Company shall, subject to the provisions of said clause (d)(ii) and except as hereafter in this paragraph provided, comply with all applicable provisions of this Indenture as if such Property Additions were to be made the basis of the authentication and delivery of

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

Securities equal in principal amount to seventy percentum (70%) of the Cost (or, as to property of which the Fair Value to the Company at the time the same became Funded Property was certified to be an amount less than the Cost thereof, such Fair Value, as so certified, in lieu of Cost) of that portion of the property to be released which is to be released on the basis of such Property Additions, as shown by the Expert's Certificate required by clause (c) in the first paragraph of this Section; provided, however, that the Cost of any Property Additions received or to be received by the Company in whole or in part as consideration in exchange for the property to be released shall for all purposes of this Indenture be deemed to be the amount stated in the Expert's Certificate provided for in clause (c) in the first paragraph of this Section to be the Fair Value of the property to be released (x) plus the amount of any cash and the fair market value of any other consideration, further to be stated in such Expert's Certificate, paid and/or delivered or to be paid and/or delivered by, and the amount of any obligations assumed or to be assumed by, the Company in connection with such exchange as additional consideration for such Property Additions and/or (y) less the amount of any cash and the fair market value of any other consideration, which shall also be stated in such Expert's Certificate, received or to be received by the Company in connection with such exchange in addition to such Property Additions. If and to the extent that the release of property is in whole or in part based upon the right to the authentication and delivery of Securities under Section 4.03 (as permitted under the provisions of clause (d)(iii) in the first paragraph of this Section), the Company shall, except as hereafter in this paragraph provided, comply with all applicable provisions of Section 4.03 relating to such authentication and delivery. Notwithstanding the foregoing provisions of this paragraph, in no event shall the Company be required to deliver the documents specified in
Section 4.01.

                  If the release of property is, in whole or in part, based upon the delivery to the Trustee or the trustee or other holder of a Lien prior to the Lien of this Indenture of obligations secured by Purchase Money Lien, the Company shall deliver to the Trustee:

                  (a) an Officer's Certificate (i) stating that no event has occurred and is continuing which entitles the holder of such Purchase Money Lien to accelerate the maturity of the obligations, if any, outstanding thereunder and (ii) reciting the aggregate principal amount of obligations, if any, then outstanding thereunder in addition to the obligations then being delivered in connection with the release of such property and the terms and conditions, if any, on which additional obligations secured by such Purchase Money Lien are permitted to be issued; and

                  (b) an Opinion of Counsel stating that, in the opinion of the signer, (i) such obligations are valid obligations, entitled to the benefit of such Purchase Money Lien equally and ratably with all other obligations, if any, then outstanding thereunder, (ii) that such Purchase Money Lien constitutes, or, upon the delivery of, and/or the filing and/or recording in the proper places and manner of, the instruments of conveyance, assignment or transfer, if any, specified in such opinion, will constitute, a Lien upon the property to be released, subject to no Lien prior thereto except Liens generally of the character of Permitted Liens and such Liens, if any, as shall have existed thereon immediately prior to such release as Liens prior to the Lien of this Indenture, (iii) if any obligations in addition to the obligations being delivered in connection with such release of property are then outstanding, or are permitted to be issued, under such Purchase Money Lien, (A) that such Purchase Money Lien constitutes, or, upon the delivery of,

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

         and/or the filing and/or recording in the proper places and manner of, the instruments of conveyance, assignment or transfer, if any, specified in such opinion, will constitute, a Lien upon all other property, if any, purporting to be subject thereto, subject to no Lien prior thereto except Liens generally of the character of Permitted Liens and Liens permitted to exist or to be hereafter created under
         Section 6.06 and (B) that the terms of such Purchase Money Lien, as then in effect, do not permit the issuance of obligations thereunder except on the basis of property generally of the character of Property Additions, the retirement or deposit of outstanding obligations, the deposit of prior Lien obligations or the deposit of cash.

                  Anything herein to the contrary notwithstanding (a) the aggregate principal amount of obligations secured by Purchase Money Lien which may be used pursuant to subclause (i) and/or subclause (iv) of clause (d) in the first paragraph of this Section as the basis for the release of property from the Lien of this Indenture shall not exceed seventy-five percentum (75%) of the Fair Value of the property to be released, as certified pursuant to clause
(c)(ii) in the first paragraph of this Section, and (b) no obligations secured by Purchase Money Lien shall be used as the basis for the release of property hereunder, if the aggregate principal amount of such obligations to be used by the Company pursuant to subclause (i) and/or subclause (iv) of such clause (d) plus the aggregate principal amount used by the Company pursuant to said subclause (i) and subclause (iv) in connection with all previous releases of property from the Lien hereof on the basis of obligations secured by Purchase Money Lien theretofore delivered to and then held by the Trustee or the trustee or other holder of a Lien prior to the Lien of this Indenture shall, immediately after the release then being applied for, exceed forty percentum (40%) of the sum of (1) the aggregate principal amount of Securities then Outstanding and (2) the aggregate principal amount of First Mortgage Bonds then Outstanding; provided, however, that the limitation set forth in clause (a) above shall not be applicable if no additional obligations are then outstanding, or are permitted to be issued, under the Purchase Money Lien securing such obligations; and provided, further, that there shall not be taken into account for purposes of the calculation contemplated in clause (b) above any obligations secured by Purchase Money Lien with respect to which there shall have been delivered to the
Trustee:

                  (x) an Officer's Certificate (i) if any obligations shall then be outstanding under such Purchase Money Lien and/or additional obligations are permitted to be issued thereunder, either (A) stating that the terms of such Purchase Money Lien, as then in effect, do not permit the issuance of obligations thereunder on the basis of property additions in a principal amount exceeding seventy percentum (70%) of the balance of the cost or fair value of such property additions to the issuer thereof (whichever shall be less) after making deductions and additions similar to those provided for in Section 1.03, or (B) in the event that the statements contained in clause (A) above cannot be made, stating that such issuer has irrevocably waived its right to the authentication and delivery of obligations under such Purchase Money Lien (1) on any basis, in a principal amount equal to the excess of (I) the aggregate principal amount of obligations, if any, then outstanding under such Purchase Money Lien which were issued on the basis of property additions or on the basis of the retirement of obligations which were issued (whether directly or indirectly when considered in light of the successive issuance and retirement of obligations) on the basis of property additions over (II) an amount equal to seventy percentum (70%) of the aggregate Dollar amount of property

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

         additions certified as the basis for the issuance of such obligations then outstanding and (2) on the basis of property additions, in a principal amount exceeding seventy percentum (70%) of the balance of the cost or fair value thereof to such issuer (whichever shall be less) after making deductions and additions similar to those provided for in
         Section 1.03 and (ii) stating either (A) that the obligations secured by such Purchase Money Lien delivered to the Trustee or to the trustee or other holder of a Lien prior to the Lien of this Indenture as the basis for such release of property contain a provision for mandatory redemption upon the acceleration of the maturity of all Outstanding Securities following an Event of Default (whether or not such redemption may be rescinded upon the rescission of such acceleration) or (B) that so long as such obligations are held by the Trustee or the trustee or other holder of such a prior Lien, an Event of Default under this Indenture constitutes a matured event of default under such Purchase Money Lien (provided, however, that the waiver or cure of such Event of Default hereunder and the rescission and annulment of the consequences thereof may constitute a cure of the corresponding event of default under such Purchase Money Lien and a rescission and annulment of the consequences thereof); and

                  (y) an Opinion or Opinions of Counsel to the effect that (i) if any obligations shall then be outstanding under such Purchase Money Lien and/or additional obligations are permitted to be issued thereunder, to the effect either (A) that the terms of such Purchase Money Lien, as then in effect, do not permit the issuance of obligations thereunder upon the basis of property additions in a principal amount exceeding seventy percentum (70%) of the balance of the cost or the fair value thereof to the issuer of such obligations (whichever shall be less) after making deductions and additions similar to those provided for in Section 1.03, or, if such is not the case, (B) that the waivers contemplated by clause (x)(i)(B) above have been duly made and (ii) to the effect either (A) that the obligations secured by such Purchase Money Lien delivered to the Trustee or to the trustee or other holder of a Lien prior to the Lien of this Indenture as the basis for such release of property contain a provision for mandatory redemption upon an acceleration) of the maturity of all Outstanding Securities following an Event of Default (whether or not such redemption may be rescinded upon the rescission of such acceleration) or (B) that, so long as such obligations are held by the Trustee or the trustee or other holder of such a prior Lien, an Event of Default under this Indenture constitutes a matured event of default under such Purchase Money Lien (provided, however, that the waiver or cure of such Event of Default hereunder and the rescission and annulment of the consequences thereof may constitute a cure of the corresponding event of default under such Purchase Money Lien and a rescission and annulment of the consequences thereof).

                  If (a) any property to be released from the Lien of this Indenture under any provision of this Article (other than Section 8.07) is subject to a Lien prior to the Lien hereof and is to be sold, exchanged, dedicated or otherwise disposed of subject to such prior Lien and (b) after such release, such prior Lien will not be a Lien on any property subject to the Lien hereof, then the Fair Value of such property to be released shall be deemed, for all purposes of this Indenture, to be the value thereof unencumbered by such prior Lien less the principal amount of the indebtedness secured by such prior Lien.

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

                  Any Outstanding Securities delivered to the Trustee pursuant to clause (d) in the first paragraph of this Section shall forthwith be canceled by the Trustee. Any cash and/or obligations so deposited with the Trustee, and the proceeds of any such obligations, shall be held as part of the Mortgaged Property and shall be withdrawn, released, used or applied in the manner, to the extent and for the purposes, and subject to the conditions, provided in Section 8.06.

                  Anything in this Indenture to the contrary notwithstanding, if property to be released constitutes Funded Property in part only, the Company shall obtain the release of the part of such property which constitutes Funded Property under this Section 8.03 and obtain the release of the part of such property which does not constitute Funded Property under Section 8.04. In such event, (a) the application of Property Additions in the release under this
Section 8.03 as contemplated in clause (d)(ii) in the first paragraph thereof shall be taken into account in clause (v) or clause (vi), whichever may be applicable, of the Expert's Certificate described in clause (c) in Section 8.04 and (b) the Trustee shall, at the election of the Company, execute and deliver a separate instrument of release with respect to the property released under each of such Sections or a consolidated instrument of release with respect to the property released under both of such Sections considered as a whole.

SECTION 8.04  Release of Property Not Constituting Funded Property.

                  Unless an Event of Default shall have occurred and be continuing, the Company may obtain the release of any part of the Mortgaged Property, or any interest therein, which does not constitute Funded Property, and the Trustee shall release all its right, title and interest in and to the same from the Lien hereof, upon receipt by the Trustee of:

                  (a) a Company Order requesting the release of such property and transmitting therewith a form of instrument to effect such release;

                  (b) an Officer's Certificate stating that, to the knowledge of the signer, no Event of Default has occurred and is continuing;

                  (c) an Expert's Certificate, made and dated not more than ninety (90) days prior to the date of such Company Order:

                      (i)    describing the property to be released;

                      (ii) stating the Fair Value, in the judgment of the signers, of the property to be released;

                      (iii)  stating the Cost of the property to be released;

                      (iv) stating that the property to be released does not constitute Funded Property;

                      (v) if true, stating either (A) that the aggregate amount of the Cost or Fair Value to the Company (whichever is less) of all Property Additions which do not constitute Funded Property (excluding the property to be released), after making

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

         deductions therefrom and additions thereto of the character contemplated by Section 1.03, is not less than zero (0) or (B) that the Cost or Fair Value (whichever is less) of the property to be released does not exceed the aggregate Cost or Fair Value to the Company (whichever is less) of Property Additions acquired, made or constructed on or after the ninetieth (90th) day prior to the date of the Company Order requesting such release;

                  (vi)   if neither of the statements contemplated in subclause
         (v) above can be made, stating the amount by which zero (0) exceeds the amount referred to in subclause (v)(A) above (showing in reasonable detail the calculation thereof); and

                  (vii) stating that, in the judgment of the signers, such release will not impair the security under this Indenture in contravention of the provisions hereof; and

                  (d) if the Expert's Certificate required by clause (c) above contains neither of the statements contemplated in clause (c)(v) above, an amount in cash, to be held by the Trustee as part of the Mortgaged Property, equal to the amount, if any, by which seventy percentum (70%) of the lower of
(i) the Cost or Fair Value (whichever shall be less) of the property to be released and (ii) the amount shown in clause (c)(vi) above exceeds the aggregate of items of the character described in subclauses (iii) and (v) of clause (d) in the first paragraph of Section 8.03 then to be used as a credit under this
Section 8.04 (subject, however, to the same limitations and conditions with respect to such items as are set forth in Section 8.03).

                  Anything herein to the contrary notwithstanding, if any part of the Mortgaged Property is to be released prior to the delivery of the Initial Expert's Certificate pursuant to Section 4.02(b)(ii), the Company shall deliver to the Trustee an Initial Expert's Certificate complying with the provisions of
Section 4.02(b)(ii), except that there shall be stated in clause (M) the sum of
(x) the aggregate principal amount of Securities then Outstanding and (y) the aggregate principal amount of First Mortgage Bonds then Outstanding. Such Initial Expert's Certificate shall be accompanied by the documents specified in clauses (iii), (iv) and (v) of Section 4.02(b). Thereupon, the part of the Mortgaged Property to be released shall be released pursuant to Section 8.03, to the extent the same shall constitute Funded Property, and/or pursuant to Section 8.04, to the extent the same shall not constitute Funded Property.

SECTION 8.05  Release of Minor Properties.

                  Notwithstanding the provisions of Sections 8.03 and 8.04, unless an Event of Default shall have occurred and be continuing, the Company may obtain the release from the Lien hereof of any part of the Mortgaged Property, or any interest therein, and the Trustee shall whenever from time to time requested by the Company in a Company Order transmitting therewith a form of instrument to effect such release, and without requiring compliance with any of the provisions of Section 8.03 or 8.04, release from the Lien hereof all the right, title and interest of the Trustee in and to the same provided that the aggregate Fair Value of the property to be so released on any date in a given calendar year, together with all other property released pursuant to this
Section 8.05 in such calendar year, shall not exceed the greater of (a) Ten Million Dollars ($10,000,000) and (b) three percentum (3%) of the sum of (i) the aggregate principal amount of Securities then Outstanding and (ii) the aggregate principal amount of First Mortgage Bonds then Outstanding. Prior to the granting of any such release, there shall be delivered to the Trustee (x) an Officer's Certificate stating that, to the knowledge of the signer, no Event of Default has occurred and is continuing and
(y) an Expert's Certificate stating, in the judgment of the signers, the Fair Value of the property to be released, the aggregate Fair Value of all other property theretofore released pursuant to this Section in such calendar year and, as to Funded Property, the Cost thereof (or, if the Fair Value to the Company of such property at the time the same became Funded Property was certified to be an amount less than the Cost thereof, then such Fair Value, as so certified, in lieu of Cost), and that, in the judgment of the signers, the release thereof will not impair the security under this Indenture in contravention of the provisions hereof. On or before December 31st of each calendar year, the Company shall deposit with the Trustee an amount in cash equal to seventy percentum (70%) of the aggregate Cost of the properties constituting Funded Property so released during such year (or, if the Fair Value to the Company of any particular property at the time the same became Funded Property was certified to be an amount less than the Cost thereof, then such Fair Value, as so certified, in lieu of Cost); provided, however, that no such deposit shall be required to be made hereunder to the extent that cash or other consideration shall, as indicated in an Officer's Certificate delivered to the Trustee, have been deposited with the trustee or other holder of the NVP 1953 Mortgage or other Lien prior to the Lien of this Indenture in accordance with the provisions thereof; and provided, further, that the amount of cash so required to be deposited may be reduced, at the election of the Company, by the items specified in clause (d) in the first paragraph of Section 8.03, subject to all of the limitations and conditions specified in such Section, to the same extent as if such property were being released pursuant to Section 8.03. Any cash deposited with the Trustee under this Section may thereafter be withdrawn, used or applied in the manner, to the extent and for the purposes, and subject to the conditions, provided in Section 8.06.

SECTION 8.06 Withdrawal or Other Application of Funded Cash; Purchase Money Obligations.

                  Subject to the provisions of Section 4.04 and except as hereafter in this Section provided, unless an Event of Default shall have occurred and be continuing, any Funded Cash held by the Trustee, and any other cash which is required to be withdrawn, used or applied as provided in this Section,

                  (a) may be withdrawn from time to time by the Company to the extent of an amount equal to seventy percentum (70%) of the Cost or the Fair Value to the Company (whichever is less) of Property Additions not constituting Funded Property, after making any deductions and additions pursuant to Section 1.03, described in an Expert's Certificate, dated not more than ninety (90) days prior to the date of the Company Order requesting such withdrawal and complying with clause (ii) and, to the extent applicable, clause (iii) in Section 4.02(b), delivered to the Trustee; provided, however, that the deductions and additions contemplated by Section 1.03 shall not be required to be made if such Property Additions were acquired, made or constructed on or after the ninetieth (90th) day preceding the date of such Company Order;

                  (b) may be withdrawn from time to time by the Company in an amount equal to the aggregate principal amount of Securities to the authentication and delivery of which the Company shall be entitled under the provisions of Section 4.03 hereof, by virtue of compliance with all applicable provisions of Section 4.03 (except as hereinafter in this Section otherwise provided); provided, however, that such withdrawal of cash shall operate as a waiver by the

Company of the right to the authentication and delivery of such Securities and, to such extent, no such Securities may thereafter be authenticated and delivered hereunder; and any such Securities which were the basis of such right to the authentication and delivery of Securities so waived shall be deemed to have been made the basis of such withdrawal of cash;

                  (c) may be withdrawn from time to time by the Company in an amount equal to the aggregate principal amount of any Outstanding Securities delivered to the Trustee;

                  (d) may, upon the request of the Company, be used by the Trustee for the purchase of Securities in the manner, at the time or times, in the amount or amounts, at the price or prices and otherwise as directed or approved by the Company, all subject to the limitations hereafter in this Section set forth; or

                  (e) may, upon the request of the Company, be applied by the Trustee to the payment (or provision therefor pursuant to Article IX) at Stated Maturity of any Securities or to the redemption (or similar provision therefor) of any Securities which are, by their terms, redeemable, in each case of such series as may be designated by the Company, any such redemption to be in the manner and as provided in Article V, all subject to the limitations hereafter in this Section set forth.

                  Such moneys shall, from time to time, be paid or used or applied by the Trustee, as aforesaid, upon the request of the Company in a Company Order, and upon receipt by the Trustee of an Officer's Certificate stating that, to the knowledge of the signer, no Event of Default has occurred and is continuing. If and to the extent that the withdrawal of cash is based upon Property Additions (as permitted under the provisions of clause (a) above), the Company shall, subject to the provisions of said clause (a) and except as hereafter in this paragraph provided, comply with all applicable provisions of this Indenture as if such Property Additions were made the basis for the authentication and delivery of Securities equal in principal amount to the cash so to be withdrawn. If and to the extent that the withdrawal of cash is based upon the right to the authentication and delivery of Securities (as permitted under the provisions of clause (b) above), the Company shall, except as hereafter in this paragraph provided, comply with all applicable provisions of
Section 4.03 relating to such authentication and delivery. Notwithstanding the foregoing provisions of this paragraph, in no event shall the Company be required to deliver the documents specified in Section 4.01.

                  Notwithstanding the generality of clauses (d) and (e) above, no cash to be applied pursuant to such clauses shall be applied to the payment of an amount in excess of the principal amount of any Securities to be purchased, paid or redeemed except to the extent that the aggregate principal amount of all Securities theretofore, and of all Securities then to be, purchased, paid or redeemed pursuant to such clauses is not less than the aggregate cost for principal of, premium, if any, and accrued interest, if any, on and brokerage commissions, if any, with respect to, such Securities.

                  Any Outstanding Securities delivered to the Trustee pursuant to clause (c) in the first paragraph of this Section shall forthwith be canceled by the Trustee.

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

                  Any obligations secured by Purchase Money Lien delivered to the Trustee in consideration of the release of property from the Lien of this Indenture, together with any evidence of such Purchase Money Lien held by the Trustee, shall be released from the Lien of this Indenture and delivered to or upon the order of the Company upon payment by the Company to the Trustee of an amount in cash equal to the aggregate principal amount of such obligations less the aggregate amount theretofore paid to the Trustee (by the Company, the obligor or otherwise) in respect of the principal of such obligations.

                  The principal of and interest on any such obligations secured by Purchase Money Lien held by the Trustee shall be held by the Trustee as and when the same are received by the Trustee. The interest received by the Trustee on any such obligations shall be deemed not to constitute Funded Cash and shall be remitted to the Company; provided, however, that if an Event of Default shall have occurred and be continuing, such proceeds shall be held as part of the Mortgaged Property until such Event of Default shall have been cured or waived.

                  The Trustee shall have and may exercise all the rights and powers of any owner of such obligations and of all substitutions therefor and, without limiting the generality of the foregoing, may collect and receive all insurance moneys payable to it under any of the provisions thereof and apply the same in accordance with the provisions thereof, may consent to extensions thereof at a higher or lower rate of interest, may join in any plan or plans of voluntary or involuntary reorganization or readjustment or rearrangement and may accept and hold hereunder new obligations, stocks or other securities issued in exchange therefor under any such plan. Any discretionary action which the Trustee may be entitled to take in connection with any such obligations or substitutions therefor shall be taken, so long as no Event of Default shall have occurred and be continuing, in accordance with a Company Order, and, during the continuance of an Event of Default, in its own discretion.

                  Anything herein to the contrary notwithstanding, the Company may irrevocably waive all right to the withdrawal pursuant to this Section of, and any other rights with respect to, any obligations secured by Purchase Money Lien held by the Trustee, and the proceeds of any such obligations, by delivery to the Trustee of a Company Order:

                  (a) specifying such obligations and stating that the Company thereby waives all rights to the withdrawal thereof and of the proceeds thereof pursuant to this Section, and any other rights with respect thereto; and

                  (b) directing that the principal of such obligations be applied as provided in clause (e) in the first paragraph of this Section, specifying the Securities to be paid or redeemed or for the payment or redemption of which payment is to be made.

Following any such waiver, the interest on any such obligations shall be applied to the payment of interest, if any, on the Securities to be paid or redeemed or for the payment or redemption of which provision is to be made, as specified in the aforesaid Company Order, as and when such interest shall become due from time to time, and any excess funds remaining from time to time after such application shall be applied to the payment of interest on any other Securities as and when the same shall become due. Pending any such application, the interest on such obligations shall be invested in Investment Securities. The principal of any such obligations shall be applied solely to the payment of principal of the Securities to be paid or redeemed or for the payment or redemption of which provision is to be made, as specified in the aforesaid Company Order. Pending such application, the principal of such obligations shall be invested in Eligible Obligations. The obligation of the Company to pay the principal of such Securities when the same shall become due at maturity, shall be offset and reduced by the amount of the proceeds of such obligations then held, and to be applied, by the Trustee in accordance with this paragraph.

SECTION 8.07  Release of Property Taken by Eminent Domain, etc.

                  Should any of the Mortgaged Property, or any interest therein, be taken by exercise of the power of eminent domain or be sold to an entity possessing the power of eminent domain under a threat to exercise the same, and should the Company elect not to obtain the release of such property pursuant to other provisions of this Article, the Trustee shall, upon request of the Company evidenced by a Company Order transmitting therewith a form of instrument to effect such release, release from the Lien hereof all its right, title and interest in and to the property so taken or sold (or with respect to an interest in property, subordinate the Lien hereof to such interest), upon receiving (a) an Opinion of Counsel to the effect that such property has been taken by exercise of the power of eminent domain or has been sold to an entity possessing the power of eminent domain under threat of an exercise of such power, (b) an Officer's Certificate stating the amount of net proceeds received or to be received for such property so taken or sold, and the amount so stated shall be deemed to be the Fair Value of such property for the purpose of any notice to the Holders of Securities, (c) if any portion of such property constitutes Funded Property, an Expert's Certificate stating the Cost thereof (or, if the Fair Value to the Company of such portion of such property at the time the same became Funded Property was certified to be an amount less than the Cost thereof, then such Fair Value, as so certified, in lieu of Cost) and (d) if any portion of such property constitutes Funded Property, a deposit by the Company of an amount in cash equal to seventy percentum (70%) of the Cost or Fair Value stated in the Expert's Certificate delivered pursuant to clause (c) above; provided, however, that the amount required to be so deposited shall not exceed the portion of the net proceeds received or to be received for such property so taken or sold which is allocable on a pro-rata or other reasonable basis to the portion of such property constituting Funded Property; and provided, further, that no such deposit shall be required to be made hereunder if the proceeds of such taking or sale shall, as indicated in an Officer's Certificate delivered to the Trustee, have been deposited with the trustee or other holder of the NVP 1953 Mortgage or other Lien prior to the Lien of this Indenture. Any cash deposited with the Trustee under this Section may thereafter be withdrawn, used or applied in the manner, to the extent and for the purposes, and subject to the conditions, provided in Section 8.06.

SECTION 8.08  Disclaimer or Quitclaim.

                  In case the Company has sold, exchanged, dedicated or otherwise disposed of, or has agreed or intends to sell, exchange, dedicate or otherwise dispose of, or a Governmental Authority has ordered the Company to divest itself of, any Excepted Property or any other property not subject to the Lien hereof, or the Company desires to disclaim or quitclaim title to property to which the Company does not purport to have title, the Trustee shall, from time to time, disclaim or quitclaim such property upon receipt by the Trustee of the following:

                  (a) a Company Order requesting such disclaimer or quitclaim and transmitting therewith a form of instrument to effect such disclaimer or quitclaim;

                  (b) an Officer's Certificate describing the property to be disclaimed or quitclaimed; and

                  (c) an Opinion of Counsel stating the signer's opinion that such property is not subject to the Lien hereof or required to be subject thereto by any of the provisions hereof.

SECTION 8.09  Miscellaneous.

                  (a) The Expert's Certificate as to the Fair Value of property to be released from the Lien of this Indenture in accordance with any provision of this Article, and as to the nonimpairment, by reason of such release, of the security under this Indenture in contravention of the provisions hereof, shall be made by an Independent Expert if the Fair Value of such property and of all other property released since the commencement of the then current calendar year, as set forth in the certificates required by this Indenture, is ten percentum (10%) or more of the aggregate principal amount of the Securities at the time Outstanding; but such Expert's Certificate shall not be required to be made by an Independent Expert in the case of any release of property if the Fair Value thereof, as set forth in the certificates required by this Indenture, is less than Twenty-five Thousand Dollars ($25,000) or less than one percentum (1%) of the aggregate principal amount of the Securities at the time Outstanding. To the extent that the Fair Value of any property to be released from the Lien of this Indenture shall be stated in an Independent Expert's Certificate, such Fair Value shall not be required to be stated in any other Expert's Certificate delivered in connection with such release.

                  (b) No release of property from the Lien of this Indenture effected in accordance with the provisions, and in compliance with the conditions, set forth in this Article and in Sections 1.04 and 1.05 shall be deemed to impair the security of this Indenture in contravention of any provision hereof.

                  (c) If the Mortgaged Property shall be in the possession of a receiver or trustee, lawfully appointed, the powers hereinbefore conferred upon the Company with respect to the release of any part of the Mortgaged Property or any interest therein or the withdrawal of cash may be exercised, with the approval of the Trustee, by such receiver or trustee, notwithstanding that an Event of Default may have occurred and be continuing, and any request, certificate, appointment or approval made or signed by such receiver or trustee for such purposes shall be as effective as if made by the Company or any of its officers or appointees in the manner herein provided; and if the Trustee shall be in possession of the Mortgaged Property under any provision of this Indenture, then such powers may be exercised by the Trustee in its discretion notwithstanding that an Event of Default may have occurred and be continuing.

                  (d) If the Company shall retain any interest in any property released from the Lien of this Indenture as provided in Section 8.03, 8.04 or 8.05, this Indenture shall not become or be, or be required to become or be, a Lien upon such property or such interest therein or any improvements, extensions or additions to such property or renewals, replacements or substitutions of or for such property or any part or parts thereof unless the Company shall execute and deliver to the Trustee an indenture supplemental hereto, in recordable form, containing a grant, conveyance, transfer and mortgage thereof. As used in this subsection, the terms "improvements", "extensions" and "additions" shall be limited as set forth in Section 13.01.

                  (e) Notwithstanding the occurrence and continuance of an Event of Default, the Trustee, in its discretion, may release from the Lien hereof any part of the Mortgaged Property or permit the withdrawal of cash, upon compliance with the other conditions specified in this Article in respect thereof.

                  (f) No purchaser or grantee of property purporting to have been released hereunder shall be bound to ascertain the authority of the Trustee to execute the release, or to inquire as to any facts required by the provisions hereof for the exercise of such authority; nor shall any purchaser or grantee of any property or rights permitted by this Article to be sold, granted, exchanged, dedicated or otherwise disposed of, be under obligation to ascertain or inquire into the authority of the Company to make any such sale, grant, exchange, dedication or other disposition.


                                   ARTICLE IX
                                   ----------

                           SATISFACTION AND DISCHARGE
                           --------------------------

SECTION 9.01  Satisfaction and Discharge of Securities.

                  Any Security or Securities, or any portion of the principal amount thereof, shall be deemed to have been paid for all purposes of this Indenture, and the entire indebtedness of the Company in respect thereof shall be satisfied and discharged, if there shall have been irrevocably deposited with the Trustee or any Paying Agent (other than the Company), in trust:

                  (a) money (including Funded Cash not otherwise applied pursuant to Section 8.06) in an amount which shall be sufficient, or

                  (b) in the case of a deposit made prior to the Maturity of such Securities or portions thereof, Eligible Obligations, which shall not contain provisions permitting the redemption or other prepayment thereof at the option of the issuer thereof, the principal of and the interest on which when due, without any regard to reinvestment thereof, will provide moneys which, together with the money, if any, deposited with or held by the Trustee or such Paying Agent, shall be sufficient, or

                  (c) a combination of (a) or (b) which shall be sufficient,

to pay when due the principal of and premium, if any, and interest, if any, due and to become due on such Securities or portions thereof; provided, however, that in the case of the provision for payment or redemption of less than all the Securities of any series or Tranche, such Securities or portions thereof shall have been selected by the Security Registrar as provided herein and, in the case of a redemption, the notice requisite to the validity of such redemption shall have been given or irrevocable authority shall have been given by the Company to the Trustee to give such notice, under arrangements satisfactory to the Trustee; and provided, further, that the Company shall have delivered to the Trustee and such Paying Agent:

                  (x) if such deposit shall have been made prior to the Maturity of such Securities, a Company Order stating that the money and Eligible Obligations deposited in accordance with this Section shall be held in trust, as provided in Section 9.03;

                  (y) if Eligible Obligations shall have been deposited, an Opinion of Counsel to the effect that such obligations constitute Eligible Obligations and do not contain provisions permitting the redemption or other prepayment thereof at the option of the issuer thereof, and an opinion of an Independent public Accountant of nationally recognized standing, selected by the Company, to the effect that the other requirements set forth in clause (b) above have been satisfied; and

                  (z) if such deposit shall have been made prior to the Maturity of such Securities, an Officer's Certificate stating the Company's intention that, upon delivery of such Officer's Certificate, its indebtedness in respect of such Securities or portions thereof will have been satisfied and discharged as contemplated in this Section.

                  Upon the deposit of money or Eligible Obligations, or both, in accordance with this Section, together with the documents required by clauses
(x), (y) and (z) above, the Trustee shall, upon Company Request, acknowledge in writing that such Securities or portions thereof are deemed to have been paid for all purposes of this Indenture and that the entire indebtedness of the Company in respect thereof has been satisfied and discharged as contemplated in this Section. In the event that all of the conditions set forth in the preceding paragraph shall have been satisfied in respect of any Securities or portions thereof except that, for any reason, the Officer's Certificate specified in clause (z) (if otherwise required) shall not have been delivered, such Securities or portions thereof shall nevertheless be deemed to have been paid for all purposes of this Indenture, and the Holders of such Securities or portions thereof shall nevertheless be no longer entitled to the benefit of the Lien of this Indenture or of any of the covenants of the Company under Article VI (except the covenants contained in Sections 6.02 and 6.03) or any other covenants made in respect of such Securities or portions thereof as contemplated by Section 3.01, but the indebtedness of the Company in respect of such Securities or portions thereof shall not be deemed to have been satisfied and discharged prior to Maturity for any other purpose; and, upon Company Request, the Trustee shall acknowledge in writing that such Securities or portions thereof are deemed to have been paid for all purposes of this Indenture.

                  If payment at Stated Maturity of less than all of the Securities of any series, or any Tranche thereof, is to be provided for in the manner and with the effect provided in this Section, the Security Registrar shall select such Securities, or portions of principal amount thereof, in the manner specified by Section 5.03 for selection for redemption of less than all the Securities of a series or Tranche.

                  In the event that Securities which shall be deemed to have been paid for purposes of this Indenture, and, if such is the case, in respect of which the Company's indebtedness shall have been satisfied and discharged, all as provided in this Section, do not mature and are not to be redeemed within the sixty (60) day period commencing with the date of the deposit of moneys or Eligible Obligations, as aforesaid, the Company shall, as promptly as practicable, give a notice, in the same manner as a notice of redemption with respect to such Securities, to the Holders of such Securities to the effect that such deposit has been made and the effect thereof.

                  Notwithstanding that any Securities shall be deemed to have been paid for purposes of this Indenture, as aforesaid, the obligations of the Company and the Trustee in respect of such Securities under Sections 3.04, 3.05, 3.06, 5.04, 6.02, 6.03, 11.07 and 11.15 and this Article shall survive.

                  The Company shall pay, and shall indemnify the Trustee or any Paying Agent with which Eligible Obligations shall have been deposited as provided in this Section against, any tax, fee or other charge imposed on or assessed against such Eligible Obligations or the principal or interest received in respect of such Eligible Obligations, including, but not limited to, any such tax payable by any entity deemed, for tax purposes, to have been created as a result of such deposit.

                  Anything herein to the contrary notwithstanding, (a) if, at any time after a Security would be deemed to have been paid for purposes of this Indenture, and, if such is the case, the Company's indebtedness in respect thereof would be deemed to have been satisfied and discharged, pursuant to this Section (without regard to the provisions of this paragraph), the Trustee or any Paying Agent, as the case may be, shall be required to return the money or Eligible Obligations, or combination thereof, deposited with it as aforesaid to the Company or its representative under any applicable Federal or State bankruptcy, insolvency or other similar law, such Security shall thereupon be deemed retroactively not to have been paid and any satisfaction and discharge of the Company's indebtedness in respect thereof shall retroactively be deemed not to have been effected, and such Security shall be deemed to remain Outstanding and (b) any satisfaction and discharge of the Company's indebtedness in respect of any Security shall be subject to the provisions of the last paragraph of
Section 6.03.

SECTION 9.02  Satisfaction and Discharge of Indenture.

                  This Indenture shall upon Company Request cease to be of further effect (except as hereinafter expressly provided), and the Trustee, at the expense of the Company, shall execute such instruments as the Company shall reasonably request to evidence and acknowledge the satisfaction and discharge of this Indenture, when:

                  (a) no Securities remain Outstanding hereunder; and

                  (b) the Company has paid or caused to be paid all other sums payable hereunder by the Company;

provided, however, that if, in accordance with the last paragraph of Section 9.01, any Security, previously deemed to have been paid for purposes of this Indenture, shall be deemed retroactively not to have been so paid, this Indenture shall thereupon be deemed retroactively not to have been satisfied and discharged, as aforesaid, and to remain in full force and effect, and the Company shall execute and deliver such instruments as the Trustee shall reasonably request to evidence and acknowledge the same.

                  Notwithstanding the satisfaction and discharge of this Indenture as aforesaid, the obligations of the Company and the Trustee under Sections 3.04, 3.05, 3.06, 5.04, 6.02, 6.03, 11.07 and 11.15 and this Article shall survive.

                  Upon satisfaction and discharge of this Indenture as provided in this Section, the Trustee shall release, quit claim and otherwise turn over to the Company the Mortgaged Property (other than money and Eligible Obligations held by the Trustee pursuant to Section 9.03) and shall execute and deliver to the Company such deeds and other instruments as, in the judgment of the Company, shall be necessary, desirable or appropriate to effect or evidence such release and quitclaim and the satisfaction and discharge of this Indenture.

SECTION 9.03  Application of Trust Money.

                  Neither the Eligible Obligations nor the money deposited pursuant to Section 9.01, nor the principal or interest payments on any such Eligible Obligations, shall be withdrawn or used for any purpose other than, and shall be held in trust for, the payment of the principal of and premium, if any, and interest, if any, on the Securities or portions of principal amount thereof in respect of which such deposit was made, all subject, however, to the provisions of Section 6.03; provided, however, that any cash received from such principal or interest payments on such Eligible Obligations, if not then needed for such purpose, shall, to the extent practicable and upon Company Request and delivery to the Trustee of the documents referred to in clause (y) in the first paragraph of Section 9.01, be invested in Eligible Obligations of the type described in clause (b) in the first paragraph of Section 9.01 maturing at such times and in such amounts as shall be sufficient, together with any other moneys and the proceeds of any other Eligible Obligations then held by the Trustee, to pay when due the principal of and premium, if any, and interest, if any, due and to become due on such Securities or portions thereof on and prior to the Maturity thereof, and interest earned from such reinvestment shall be paid over to the Company as received, free and clear of the Lien of this Indenture, except the Lien provided by Section 11.07; and provided, further, that any moneys held in accordance with this Section on the Maturity of all such Securities in excess of the amount required to pay the principal of and premium, if any, and interest, if any, then due on such Securities shall be paid over to the Company free and clear of the Lien of this Indenture, except the Lien provided by
Section 11.07; and provided, further, that if an Event of Default shall have occurred and be continuing, moneys to be paid over to the Company pursuant to this Section shall be held as part of the Mortgaged Property until such Event of Default shall have been waived or cured.


                                   ARTICLE X
                                   ---------

                           EVENTS OF DEFAULT; REMEDIES
                           ---------------------------

SECTION 10.01 Events of Default.

                  "Event of Default", wherever used herein with respect to the Securities, means any of the following events which shall have occurred and be continuing:

                  (a) failure to pay interest, if any, on any Security within sixty (60) days after the same becomes due and payable; or

                  (b) failure to pay the principal of or premium, if any, on any Security within three (3) Business Days after its Maturity; or

                  (c) failure to perform or breach of any covenant or warranty of the Company in this Indenture (other than a covenant or warranty a default in the performance of which or breach of which is elsewhere in this Section specifically dealt with) for a period of ninety (90) days after there has been given, by registered or certified mail, to the Company by the Trustee, or to the Company and the Trustee by the Holders of at least thirty-three percentum (33%) in principal amount of the Securities then Outstanding, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder, unless the Trustee, or the Trustee and the Holders of a principal amount of Securities not less than the principal amount of Securities the Holders of which gave such notice, as the case may be, shall agree in writing to an extension of such period prior to its expiration; provided, however, that the Trustee, or the Trustee and the Holders of such principal amount of Securities, as the case may be, shall be deemed to have agreed to an extension of such period if corrective action is initiated by the Company within such period and is being diligently pursued; or

                  (d) the entry by a court having jurisdiction in the premises of (i) a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or (ii) a decree or order adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition by one or more Persons other than the Company seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under any applicable Federal or State law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official for the Company or for any substantial part of its property, or ordering the winding up or liquidation of its affairs, and any such decree or order for relief or any such other decree or order shall have remained unstayed and in effect for a period of ninety (90) consecutive days; or

                  (e) the commencement by the Company of a voluntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Company in a case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the authorization of such action by the Board of Directors; or

                  (f) the occurrence of a matured event of default under the NVP 1953 Mortgage (other than any such matured event of default which (i) is of similar kind or character to the Event of Default described in clause (c) above and (ii) has not resulted in the acceleration of the First Mortgage Bonds Outstanding under the NVP 1953 Mortgage); provided, however, that, anything in this Indenture to the contrary notwithstanding, the waiver or cure of such event of default under the NVP 1953 Mortgage and the rescission and annulment of the consequences thereof under the NVP 1953 Mortgage shall constitute a cure of the corresponding Event of Default hereunder and a rescission and annulment of the consequences thereof.

SECTION 10.02 Acceleration of Maturity; Rescission and Annulment.

                  If an Event of Default shall have occurred and be continuing, then in every such case the Trustee or the Holders of not less than thirty-three percentum (33%) in principal amount of the Securities then Outstanding may declare the principal amount (or, if any of the Securities are Discount Securities, such portion of the principal amount of such Securities as may be specified in the terms thereof as contemplated by Section 3.01) of all Securities then Outstanding to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon such declaration such principal amount (or specified amount), together with premium, if any, and accrued interest, if any, thereon, shall become immediately due and payable, all subject, however, in the case of an Event of Default described in clause (f) of Section 10.01, to the proviso contained in such clause (f).

                  At any time after such a declaration of acceleration of the maturity of the Securities then Outstanding shall have been made, but before any sale of any of the Mortgaged Property has been made and before a judgment or decree for payment of the money due shall have been obtained by the Trustee as provided in this Article, the Event or Events of Default giving rise to such declaration of acceleration shall, without further act, be deemed to have been cured, and such declaration and its consequences shall, without further act, be deemed to have been rescinded and annulled, if

                  (a) the Company shall have paid or deposited with the Trustee a sum sufficient to pay

                  (i) all overdue interest, if any, on all Securities then Outstanding;

                  (ii) the principal of and premium, if any, on any Securities then Outstanding which have become due otherwise than by such declaration of acceleration and interest thereon at the rate or rates prescribed therefor in such Securities; and

                  (iii)  all amounts due to the Trustee under Section 11.07;

                  and

                  (b) any other Event or Events of Default, other than the non-payment of the principal of Securities which shall have become due solely by such declaration of acceleration, shall have been cured or waived as provided in
Section 10.17.

No such rescission shall affect any subsequent Event of Default or impair any right consequent thereon.

SECTION 10.03 Entry upon Mortgaged Property.

                  If an Event of Default shall have occurred and be continuing, the Company, upon demand of the Trustee and if and to the extent permitted by law, shall forthwith surrender to the Trustee the actual possession of, and the Trustee, by such officers or agents as it may appoint, may enter upon and take possession of, the Mortgaged Property; and the Trustee may hold, operate and manage the Mortgaged Property and make all needful repairs and such renewals, replacements, betterments and improvements as to the Trustee shall seem prudent; and the Trustee may receive the rents, issues, profits, revenues and other income of the Mortgaged Property, to the extent, if any, that the same shall not then constitute Excepted Property; and, after deducting the costs and expenses of entering, taking possession, holding, operating and managing the Mortgaged Property, as well as payments for insurance and taxes and other proper charges upon the Mortgaged Property prior to the Lien of this Indenture and reasonable compensation to itself, its agents and counsel, the Trustee may apply the same as provided in Section 10.07. Whenever all that is then due in respect of the principal of and premium, if any, and interest, if any, on the Securities and under any of the terms of this Indenture shall have been paid and all defaults hereunder shall have been cured or shall have been waived as provided in Section 10.17, the Trustee shall surrender possession of the Mortgaged Property to the Company.

SECTION 10.04 Power of Sale; Suits for Enforcement.

                  If an Event of Default shall have occurred and be continuing, the Trustee, by such officers or agents as it shall appoint, with or without entry, in its discretion may, subject to the provisions of Section 10.16 and if and to the extent permitted by law:

                  (a) sell, subject to any mandatory requirements of applicable law, the Mortgaged Property as an entirety, or in such parcels as the Holders of a majority in principal amount of the Securities then Outstanding shall in writing request, or in the absence of such request, as the Trustee may determine, to the highest bidder at public auction at such place and at such time (which sale may be adjourned by the Trustee from time to time in its discretion by announcement at the time and place fixed for such sale, without further notice) and upon such terms as the Trustee may fix and briefly specify in a notice of sale to be published once in each week for four successive weeks prior to such sale in an Authorized Publication in each Place of Payment for the Securities of each series; or

                  (b) proceed to protect and enforce its rights and the rights of the Holders of Securities under this Indenture by sale pursuant to judicial proceedings or by a suit, action or proceeding in equity or at law or otherwise, whether for the specific performance of any covenant or agreement contained in this Indenture or in aid of the execution of any power granted in this Indenture or for the foreclosure of this Indenture or for the enforcement of any other legal, equitable or other remedy, as the Trustee, being advised by counsel, shall deem most effectual to protect and enforce any of the rights of the Trustee or the Holders of Securities.

SECTION 10.05 Incidents of Sale.

                  Upon any sale of any of the Mortgaged Property, whether made under the power of sale hereby given or pursuant to judicial proceedings, to the extent permitted by law:

                  (a) the principal amount (or, if any of the Securities are Discount Securities, such portion of the principal amount of such Securities as may be specified in the terms thereof as contemplated by Section 3.01) of all Outstanding Securities, if not previously due, shall at once become and be immediately due and payable, together with premium, if any, and accrued interest, if any, thereon;

                  (b) any Holder or Holders of Securities or the Trustee may bid for and purchase the property offered for sale, and upon compliance with the terms of sale may hold, retain and possess and dispose of such property, without further accountability, and may, in paying the purchase money therefor, deliver any Outstanding Securities or claims for interest thereon in lieu of cash to the amount which shall, upon distribution of the net proceeds of such sale, be payable thereon, and such Securities, in case the amounts so payable thereon shall be less than the amount due thereon, shall be returned to the Holders thereof after being appropriately stamped to show partial payment;

                  (c) the Trustee may make and deliver to the purchaser or purchasers a good and sufficient deed, bill of sale and instrument of assignment and transfer of the property sold;

                  (d) the Trustee is hereby irrevocably appointed the true and lawful attorney of the Company, in its name and stead, to make all necessary deeds, bills of sale and instruments of assignment and transfer of the property so sold; and for that purpose it may execute all necessary deeds, bills of sale and instruments of assignment and transfer, and may substitute one or more persons, firms or corporations with like power, the Company hereby ratifying and confirming all that its said attorney or such substitute or substitutes shall lawfully do by virtue hereof; but, if so requested by the Trustee or by any purchaser, the Company shall ratify and confirm any such sale or transfer by executing and delivering to the Trustee or to such purchaser or purchasers all proper deeds, bills of sale, instruments of assignment and transfer and releases as may be designated in any such request;

                  (e) all right, title, interest, claim and demand whatsoever, either at law or in equity or otherwise, of the Company of, in and to the property so sold shall be divested and such sale shall be a perpetual bar both at law and in equity against the Company, its successors and assigns, and against any and all persons claiming or who may claim the property sold or any part thereof from, through or under the Company; and

                  (f) the receipt of the Trustee or of the officer making such sale shall be a sufficient discharge to the purchaser or purchasers at such sale for his or their purchase money and such purchaser or purchasers and his or their assigns or personal representatives shall not, after paying such purchase money and receiving such receipt, be obliged to see to the application of such purchase money, or be in anywise answerable for any loss, misapplication or non-application thereof.

SECTION 10.06 Collection of Indebtedness and Suits for Enforcement by Trustee.

                  If an Event of Default described in clause (a) or (b) of
Section 10.01 shall have occurred and be continuing, the Company shall, upon demand of the Trustee, pay to it, for the benefit of the Holders of the Securities with respect to which such Event of Default shall have

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occurred, the whole amount then due and payable on such Securities for principal and premium, if any, and interest, if any, and, in addition thereto, such further amount as shall be sufficient to cover any amounts due to the Trustee under Section 11.07.

                  If the Company shall fail to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon such Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon such Securities, wherever situated.

                  The Trustee shall, to the extent permitted by law, be entitled to sue and recover judgment as aforesaid either before, during or after the pendency of any proceedings for the enforcement of the Lien of this Indenture, and in case of a sale of the Mortgaged Property or any part thereof and the application of the proceeds of sale as aforesaid, the Trustee, in its own name and as trustee of an express trust, shall be entitled to enforce payment of, and to receive, all amounts then remaining due and unpaid upon the Securities then Outstanding for principal, premium, if any, and interest, if any, for the benefit of the Holders thereof, and shall be entitled to recover judgment for any portion of the same remaining unpaid, with interest as aforesaid. No recovery of any such judgment by the Trustee and no levy of any execution upon any such judgment upon any of the Mortgaged Property or any other property of the Company shall affect or impair the Lien of this Indenture upon the Mortgaged Property or any part thereof or any rights, powers or remedies of the Trustee hereunder, or any rights, powers or remedies of the Holders of the Securities.

SECTION 10.07 Application of Money Collected.

                  Any money collected by the Trustee pursuant to this Article, including any rents, issues, profits, revenues and other income collected pursuant to Section 10.03 (after the deductions therein provided) and any proceeds of any sale (after deducting the costs and expenses of such sale, including a reasonable compensation to the Trustee, its agents and counsel, and any taxes, assessments or Liens prior to the Lien of this Indenture, except any thereof subject to which such sale shall have been made), whether made under any power of sale herein granted or pursuant to judicial proceedings, and any money collected by the Trustee under Section 8.06, together with, in the case of an entry or sale or as otherwise provided herein, any other sums then held by the Trustee as part of the Mortgaged Property, shall be applied in the following order, to the extent permitted by law, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or premium, if any, or interest, if any, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

                  First: To the payment of all amounts due the Trustee under
         Section 11.07;

                  Second: To the payment of the whole amount then due and unpaid upon the Outstanding Securities for principal and premium, if any, and interest, if any, in respect of which or for the benefit of which such money has been collected; and in case such

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         proceeds shall be insufficient to pay in full the whole amount so due and unpaid upon such Securities, then to the payment of such principal and interest, if any, thereon without any preference or priority, ratably according to the aggregate amount so due and unpaid, with any balance then remaining to the payment of premium, if any, and, if so specified as contemplated by Section 3.01 with respect to the Securities of any series, or any Tranche thereof, interest, if any, on overdue premium, if any, and overdue interest, if any, ratably as aforesaid, all to the extent permitted by applicable law; provided, however, that any money collected by the Trustee pursuant to Section
         8.06 in respect of interest or pursuant to Section 10.03 shall first be applied to the payment of interest accrued on the principal of Outstanding Securities; and

                  Third: To the payment of the remainder, if any, to the Company or to whomsoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct.

SECTION 10.08 Receiver.

                  If an Event of Default shall have occurred and, during the continuance thereof, the Trustee shall have commenced judicial proceedings to enforce any right under this Indenture, the Trustee shall, to the extent permitted by law, be entitled, as against the Company, without notice or demand and without regard to the adequacy of the security for the Securities or the solvency of the Company, to the appointment of a receiver of the Mortgaged Property.

SECTION 10.09 Trustee May File Proofs of Claim.

                  In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Securities or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

                  (a) to file and prove a claim for the whole amount of principal, premium, if any, and interest, if any, owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for amounts due to the Trustee under Section 11.07) and of the Holders allowed in such judicial proceeding, and

                  (b) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amounts due it under Section 11.07.

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                  Nothing herein contained shall be deemed to authorize the
Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

SECTION 10.10 Trustee May Enforce Claims without Possession of Securities.

                  All rights of action and claims under this Indenture or on the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders in respect of which such judgment has been recovered.

SECTION 10.11 Limitation on Suits.

                  No Holder shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

                  (a) such Holder shall have previously given written notice to the Trustee of a continuing Event of Default;

                  (b) the Holders of not less than a majority in aggregate principal amount of the Securities then Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

                  (c) such Holder or Holders shall have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

                  (d) the Trustee for sixty (60) days after its receipt of such notice, request and offer of indemnity shall have failed to institute any such proceeding; and

                  (e) no direction inconsistent with such written request shall have been given to the Trustee during such sixty (60) day period by the Holders of a majority in aggregate principal amount of the Securities then Outstanding;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the Lien of this Indenture or the rights of any other of such Holders or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.

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SECTION 10.12 Unconditional Right of Holders to Receive Principal, Premium and
Interest.

                  Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of and premium, if any, and (subject to Section 3.07) interest, if any, on such Security on the Stated Maturity or Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

SECTION 10.13 Restoration of Rights and Remedies.

                  If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding shall have been discontinued or abandoned for any reason, or shall have been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and such Holder shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and such Holder shall continue as though no such proceeding had been instituted.

SECTION 10.14 Rights and Remedies Cumulative.

                  Except as otherwise provided in the last paragraph of Section 3.06, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

                  Anything in this Article to the contrary notwithstanding, the availability of the remedies set forth herein (on an individual or cumulative basis) and the procedures set forth herein relating to the exercise thereof shall be subject to (a) the law (including, for purposes of this paragraph, general principles of equity) of any jurisdiction wherein the Mortgaged Property or any part thereof is located to the extent that such law is mandatorily applicable and (b) the rights of the holder of any Lien prior to the Lien of this Indenture, and, if and to the extent that any provision of this Article conflicts with any provision of such applicable law and/or with the rights of the holder of any such prior Lien, such provision of law and/or the rights of such holder shall control.

SECTION 10.15 Delay or Omission Not Waiver.

                  No delay or omission of the Trustee or of any Holder to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

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SECTION 10.16 Control by Holders of Securities.

                  If an Event of Default shall have occurred and be continuing, the Holders of a majority in principal amount of the Securities then Outstanding shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee; provided, however, that

                  (a) such direction shall not be in conflict with any rule of law or with this Indenture, and could not involve the Trustee in personal liability in circumstances where indemnity would not, in the Trustee's sole discretion, be adequate, and

                  (b) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

SECTION 10.17 Waiver of Past Defaults.

                  Before any sale of any of the Mortgaged Property and before a judgment or decree for payment of the money due shall have been obtained by the Trustee as in this Article provided, the Holders of not less than a majority in principal amount of the Securities then Outstanding may on behalf of the Holders of all the Securities then Outstanding waive any past default hereunder and its consequences, except a default

                  (a) in the payment of the principal of or premium, if any, or interest, if any, on any Security Outstanding, or

                  (b) in respect of a covenant or provision hereof which under
Section 14.02 cannot be modified or amended without the consent of the Holder of each Outstanding Security of any series or Tranche affected.

                  Upon any such waiver, such default shall cease to exist, and any and all Events of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

SECTION 10.18 Undertaking for Costs.

                  The Company and the Trustee agree, and each Holder of Securities by its acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Company, to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than ten percentum (10%) in aggregate principal amount of the Securities then Outstanding, or to any suit instituted by any Holder for the enforcement of the payment of the principal of or premium, if any, or interest, if any, on any Security on or after

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the Stated Maturity or Maturities expressed in such Security (or, in the case of redemption, on or after the Redemption Date).

SECTION 10.19 Waiver of Appraisement and Other Laws.

                  To the full extent that it may lawfully so agree, the Company shall not at any time set up, claim or otherwise seek to take the benefit or advantage of any appraisement, valuation, stay, extension or redemption law, now or hereafter in effect, in order to prevent or hinder the enforcement of this Indenture or the absolute sale of the Mortgaged Property, or any part thereof, or the possession thereof, or any part thereof, by any purchaser at any sale under this Article; and the Company, for itself and all who may claim under it, so far as it or they now or hereafter may lawfully do so, hereby waives the benefit of all such laws. The Company, for itself and all who may claim under it, waives, to the extent that it may lawfully do so, all right to have the Mortgaged Property marshalled upon any foreclosure of the Lien hereof, and agrees that any court having jurisdiction to foreclose the Lien of this Indenture may order the sale of the Mortgaged Property as an entirety.


                                   ARTICLE XI
                                   ----------

                                   THE TRUSTEE
                                   -----------

SECTION 11.01 Certain Duties and Responsibilities.

                  (a) Except during the continuance of an Event of Default,

                           (1) the Trustee undertakes to perform such duties and
                  only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                           (2) in the absence of bad faith on its part, the
                  Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provisions hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

                  (b) In case an Event of Default shall have occurred and be continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

                  (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

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                           (1) this subsection shall not be construed to limit
                  the effect of subsection (a) of this Section;

                           (2) the Trustee shall not be liable for any error of
                  judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

                           (3) the Trustee shall not be liable with respect to
                  any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in principal amount of the Outstanding Securities, as provided herein, relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture; and

                           (4) no provision of this Indenture shall require the
                  Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

                  (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

SECTION 11.02 Notice of Defaults.

                  The Trustee shall give the Holders notice of any default hereunder in the manner and to the extent required to do so by the Trust Indenture Act, unless such default shall have been cured or waived; provided, however, that in the case of any default of the character specified in Section 10.01(c), no such notice to Holders shall be given until at least seventy-five
(75) days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time, or both, would become, an Event of Default.

                  The Trustee shall give to the trustee under the NVP 1953 Mortgage a copy of each notice of default given to the Holders pursuant to this Section.

SECTION 11.03 Certain Rights of Trustee.

                  Subject to the provisions of Section 11.01 and to the applicable provisions of the Trust Indenture Act:

                  (a) the Trustee may conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

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

                  (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order, or as otherwise expressly provided herein, and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

                  (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence is specifically prescribed herein) may, in the absence of bad faith on its part, conclusively rely upon an Officer's Certificate;

                  (d) the Trustee may consult with counsel and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

                  (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any Holder pursuant to this Indenture, unless such Holder shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

                  (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall (subject to applicable legal requirements) be entitled to examine, during normal business hours, the books, records and premises of the Company, personally or by agent or attorney;

                  (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

                  (h) the Trustee shall not be charged with knowledge of any default or Event of Default, as the case may be, unless either (i) a Responsible Officer of the Trustee shall have actual knowledge of the default or Event of Default, as the case may be, or (ii) written notice of such default or Event of Default, as the case may be, shall have been received by the Trustee at the Corporate Trust Office of the Trustee from the Company, any other obligor on the Securities or from any Holder of such Securities or, in the case of an Event of Default described in Section 10.01(f), from the trustee under the NVP 1953 Mortgage and any such notice references the Securities or this Indenture;

                  (i) the rights, privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, and to each agent, custodian and other Person employed to act hereunder;

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

                  (j) the Trustee shall not be liable for any action taken, suffered or omitted to be taken by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture; and

                  (k) the Trustee shall not be personally liable, in case of entry by it upon the Mortgaged Property, for debts contracted or liabilities or damages incurred in the management or operation of the Mortgaged Property.

SECTION 11.04 Not Responsible for Recitals or Issuance of Securities or Application of Proceeds.

                  The recitals contained herein and in the Securities (except the Trustee's certificate of authentication on the Securities) shall be taken as the statements of the Company, and neither the Trustee nor any Authenticating Agent assumes any responsibility for their correctness. The Trustee makes no representations as to the value or condition of the Mortgaged Property or any part thereof, or as to the title of the Company thereto or as to the security afforded thereby or hereby, or as to the validity or genuineness of any securities at any time pledged and deposited with the Trustee hereunder, or as to the validity or sufficiency of this Indenture or of the Securities. The Trustee shall not be accountable for the use or application by the Company of the Securities or the proceeds thereof or of any money paid to the Company or upon Company Order under any provision hereof. Neither the Trustee nor any Authenticating Agent shall be accountable for the use or application by the Company of Securities or the proceeds thereof. The Trustee shall have no responsibility to make or to see to the making of any recording, filing or registration of any instrument or notice (including any financing or continuation statement or any tax or securities form) (or any rerecording, refiling or reregistration of any thereof); at any time in any public office or elsewhere for the purpose of perfecting, maintaining the perfection of or otherwise making effective the Lien of this Indenture or for any other purpose and shall have no responsibility for seeing to the insurance on the Mortgaged Property or for paying any taxes relating to the Mortgaged Property or for otherwise maintaining the Mortgaged Property, including, but not limited to, attending to any environmental matters in respect thereof or disposing of any hazardous or other wastes located thereon.

SECTION 11.05 May Hold Securities.

                  Each of the Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other agent of the Company or the Trustee, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 11.08 and 11.13, may otherwise deal with the Company with the same rights it would have if it were not such Trustee, Authenticating Agent, Paying Agent, Security Registrar or other agent.

SECTION 11.06 Money Held in Trust.

                  Money held by the Trustee in trust hereunder need not be segregated from other funds, except to the extent required by law. The Trustee shall be under no liability for interest on or investment of any money received by it hereunder except as expressly provided herein or otherwise agreed with, and for the sole benefit of, the Company.

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

SECTION 11.07 Compensation and Reimbursement.

                  The Company shall

                  (a) pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

                  (b) except as otherwise expressly provided herein, reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except to the extent that any such expense, disbursement or advance may be attributable to its negligence, willful misconduct or bad faith; and

                  (c) indemnify the Trustee and hold it harmless from and against any loss, liability or expense incurred without negligence, willful misconduct or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder or the exercise or performance of its duties hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

                  As security for the performance of the obligations of the Company under this Section, the Trustee shall have a Lien secured by this Indenture prior to the Securities upon the Mortgaged Property and upon all other property and funds held or collected by the Trustee as such, other than property and funds held in trust under Section 9.03 (except moneys payable to the Company as provided in Section 9.03). "Trustee" for purposes of this Section shall include any predecessor Trustee; provided, however, that the negligence, willful misconduct or bad faith of any Trustee hereunder shall not affect the rights of any other Trustee hereunder.

                  In addition and without prejudice to the rights provided to the Trustee under any of the provisions of this Indenture, when the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 10.01(e) or Section 10.01(f), the expenses (including the reasonable charges and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable Federal or State bankruptcy, insolvency or other similar law.

                  The provisions of this Section 11.07 shall survive the termination of this Indenture and the resignation or removal of the Trustee.

SECTION 11.08 Disqualification; Conflicting Interests.

                  If the Trustee shall have or acquire any conflicting interest within the meaning of the Trust Indenture Act, it shall either eliminate such conflicting interest or resign to the extent, in the manner and with the effect, and subject to the conditions, provided in the Trust Indenture Act and this Indenture. For purposes of Section 310(b)(1) of the Trust Indenture Act and to the extent permitted thereby, the Trustee, in its capacity as trustee in respect of the Securities of any series, shall not be deemed to have a conflicting interest arising from its capacity as trustee in respect of the Securities of any other series.

SECTION 11.09 Corporate Trustee Required; Eligibility.

                  There shall at all times be a Trustee hereunder which shall be

                           (A) a corporation organized and doing business under
                  the laws of the United States, any State or Territory thereof or the District of Columbia, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least Fifty Million Dollars ($50,000,000) and subject to supervision or examination by Federal or State authority, or

                           (B) if and to the extent permitted by the Commission
                  by rule, regulation or order upon application, a corporation or other Person organized and doing business under the laws of a foreign government, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least Fifty Million Dollars ($50,000,000) or the Dollar equivalent of the applicable foreign currency and subject to supervision or examination by authority of such foreign government or a political subdivision thereof substantially equivalent to supervision or examination applicable to United States institutional trustees, and, in either case, qualified and eligible under this Article and the Trust Indenture Act. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of such supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

SECTION 11.10 Resignation and Removal; Appointment of Successor.

                  (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 11.11.

                  (b) The Trustee may resign at any time by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by Section 11.11 shall not have been delivered to the Trustee within thirty (30) days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

                  (c) The Trustee may be removed at any time by Act of the Holders of a majority in principal amount of the Securities then Outstanding delivered to the Trustee and to the Company.

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

                  (d) If at any time:

                  (i) the Trustee shall fail to comply with Section 11.08 after written request therefor by the Company or by any Holder who has been a bona fide Holder for at least six months, or

                  (ii)   the Trustee shall cease to be eligible under Section
         11.09 and shall fail to resign after written request therefor by the Company or by any such Holder, or

                  (iii) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (x) the Company by a Board Resolution may remove the Trustee or (y) subject to Section 10.18, any Holder who has been a bona fide Holder for at least six (6) months may, on behalf of itself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee or Trustees.

                  (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause (other than as contemplated in clause (y) in subsection (d) of this Section), the Company, by a Board Resolution, shall take prompt steps to appoint a successor Trustee or Trustees and shall comply with the applicable requirements of Section 11.11. If, within one (1) year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee shall be appointed by Act of the Holders of a majority in principal amount of the Securities then Outstanding delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 11.11, become the successor Trustee and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee shall have been so appointed by the Company or the Holders and accepted appointment in the manner required by Section 11.11, any Holder who has been a bona fide Holder of a Security for at least six (6) months may, on behalf of itself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

                  (f) So long as no event which is, or after notice or lapse of time, or both, would become, an Event of Default shall have occurred and be continuing, if the Company shall have delivered to the Trustee (i) a Board Resolution appointing a successor Trustee, effective as of a date specified therein, and (ii) an instrument of acceptance of such appointment, effective as of such date, by such successor Trustee in accordance with Section 11.11, the Trustee shall be deemed to have resigned as contemplated in subsection (b) of this Section, the successor Trustee shall be deemed to have been appointed pursuant to subsection (e) of this Section and such appointment shall be deemed to have been accepted as contemplated in Section 11.11, all as of such date, and all other provisions of this Section and Section 11.11 shall be applicable to such resignation, appointment and acceptance except to the extent inconsistent with this subsection (f).

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

                  (g) The Company shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee by mailing written notice of such event by first-class mail, postage prepaid, to all Holders as their names and addresses appear in the Security Register. Each notice shall include the name of the successor Trustee and the address of its corporate trust office.

SECTION 11.11 Acceptance of Appointment by Successor.

                  (a) In case of the appointment hereunder of a successor Trustee, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of all sums owed to it, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder, subject nevertheless to its Lien provided for in Section 11.07.

                  (b) Upon request of any such successor Trustee, the Company shall execute any instruments which fully vest in and confirm to such successor Trustee all rights, powers and trusts referred to in subsection (a) of this Section.

                  (c) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

SECTION 11.12 Merger, Conversion, Consolidation or Succession to Business.

                  Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

SECTION 11.13 Preferential Collection of Claims against Company.

                  If the Trustee shall be or become a creditor of the Company or any other obligor upon the Securities (other than by reason of a relationship described in Section 311(b) of the Trust Indenture Act), the Trustee shall be subject to any and all applicable provisions of the Trust Indenture Act regarding the collection of claims against the Company or such other obligor. For purposes of Section 3.11(b) of the Trust Indenture Act:

                           (A) the term "cash transaction" means any transaction
                  in

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

                  which full payment for goods or securities sold is made within seven days after delivery of the goods or securities in currency or in checks or other orders drawn upon banks or bankers and payable upon demand; and

                           (B) the term "self-liquidating paper" means any
                  draft, bill of exchange, acceptance or obligation which is made, drawn, negotiated or incurred by the Company or such obligor for the purpose of financing the purchase, processing, manufacturing, shipment, storage or sale of goods, wares or merchandise and which is secured by documents evidencing title to, possession of, or a lien upon, the goods, wares or merchandise or the receivables or proceeds arising from the sale of the goods, wares or merchandise previously constituting the security, provided the security is received by the Trustee simultaneously with the creation of the creditor relationship with the Company or such obligor arising from the making, drawing, negotiating or incurring of the draft, bill of exchange, acceptance or obligation.

SECTION 11.14 Co-trustees and Separate Trustees.

                  At any time or times, for the purpose of meeting the legal requirements of any jurisdiction in which any of the Mortgaged Property may at the time be located, the Company and the Trustee shall have power to appoint, and, upon the written request of the Trustee or of the Holders of at least thirty-three percentum (33%) in principal amount of the Securities then Outstanding, the Company shall for such purpose join with the Trustee in the execution and delivery of all instruments and agreements necessary or proper to appoint, one or more Persons approved by the Trustee and, if no Event of Default shall have occurred and be continuing, by the Company either to act as co-trustee, jointly with the Trustee, of all or any part of the Mortgaged Property, or to act as separate trustee of any such property, in either case with such powers as may be provided in the instrument of appointment, and to vest in such Person or Persons, in the capacity aforesaid, any property, title, right or power deemed necessary or desirable, subject to the other provisions of this Section. If the Company does not join in such appointment within fifteen
(15) days after the receipt by it of a request so to do, or if an Event of Default shall have occurred and be continuing, the Trustee alone shall have power to make such appointment.

                  Should any written instrument or instruments from the Company be required by any co-trustee or separate trustee so appointed to more fully confirm to such co-trustee or separate trustee such property, title, right or power, any and all such instruments shall, on request, be executed, acknowledged and delivered by the Company.

                  Every co-trustee or separate trustee shall, to the extent permitted by law, but to such extent only, be appointed subject to the following conditions:

                           (A) the Securities shall be authenticated and
                  delivered, and all rights, powers, duties and obligations hereunder in respect of the custody of securities, cash and other personal property held by, or required to be deposited or pledged with, the Trustee hereunder, shall be exercised solely, by the Trustee;

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

                           (B) the rights, powers, duties and obligations hereby
                  conferred or imposed upon the Trustee in respect of any property covered by such appointment shall be conferred or imposed upon and exercised or performed either by the Trustee or by the Trustee and such co-trustee or separate trustee jointly, as shall be provided in the instrument appointing such co-trustee or separate trustee, except to the extent that under any law of any jurisdiction in which any particular act is to be performed the Trustee shall be incompetent or unqualified to perform such act, in which event such rights, powers, duties and obligations shall be exercised and performed by such co-trustee or separate trustee;

                           (C) the Trustee at any time, by an instrument in
                  writing executed by it, with the concurrence of the Company, may accept the resignation of or remove any co-trustee or separate trustee appointed under this Section, and, if an Event of Default shall have occurred and be continuing, the Trustee shall have power to accept the resignation of, or remove, any such co-trustee or separate trustee without the concurrence of the Company. Upon the written request of the Trustee, the Company shall join with the Trustee in the execution and delivery of all instruments and agreements necessary or proper to effectuate such resignation or removal. A successor to any co-trustee or separate trustee so resigned or removed may be appointed in the manner provided in this Section;

                           (D) neither the Trustee nor any co-trustee or
                  separate trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder; and

                           (E) any Act of Holders delivered to the Trustee shall
                  be deemed to have been delivered to each such co-trustee and separate trustee.

SECTION 11.15 Appointment of Authenticating Agent.

                  The Trustee may appoint an Authenticating Agent or Agents with respect to the Securities of one or more series, or any Tranche thereof, which shall be authorized to act on behalf of the Trustee to authenticate Securities of such series or Tranche issued upon original issuance, exchange, registration of transfer or partial redemption thereof or pursuant to Section 3.06, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States, any State or Territory thereof or the District of Columbia or the Commonwealth of Puerto Rico, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than Fifty Million Dollars ($50,000,000) and subject to supervision or examination by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

                  Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to all or substantially all of the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

                  An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

                  The Company agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section.

                  The provisions of Sections 3.08, 11.04 and 11.05 shall be applicable to each Authenticating Agent.

                  If an appointment with respect to the Securities of one or more series, or any Tranche thereof, shall be made pursuant to this Section, the Securities of such series or Tranche may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternate certificate of authentication substantially in the following form:

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

                  This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                       THE BANK OF NEW YORK, as Trustee


                                       By
                                          --------------------------
                                          As Authenticating Agent


                                       By
                                          --------------------------
                                          Authorized Officer

                  If all of the Securities of a series may not be originally issued at one time, and if the Trustee does not have an office capable of authenticating Securities upon original issuance located in a Place of Payment where the Company wishes to have Securities of such series authenticated upon original issuance, the Trustee, if so requested by the Company in writing (which writing need not comply with Section 1.04 and need not be accompanied by an Opinion of Counsel), shall appoint, in accordance with this Section and in accordance with such procedures as shall be acceptable to the Trustee, an Authenticating Agent having an office in a Place of Payment designated by the Company with respect to such series of Securities.


                                  ARTICLE XII
                                  -----------

                LISTS OF HOLDERS; REPORTS BY TRUSTEE AND COMPANY
                ------------------------------------------------

SECTION 12.01 Lists of Holders.

                  Semiannually, not later than June 30 and December 31 in each year, commencing December 31, 2001, and at such other times as the Trustee may request in writing, the Company shall furnish or cause to be furnished to the Trustee information as to the names and addresses of the Holders as of a date no more than fifteen (15) days prior to the date such information is so furnished, and the Trustee shall preserve such information and similar information received by it in any other capacity and afford to the Holders access to information so preserved by it, all to such extent, if any, and in such manner as shall be required by the Trust Indenture Act; provided, however, that no such list need be furnished so long as the Trustee shall be the Security Registrar.

SECTION 12.02 Reports by Trustee and Company.

                  Not later than July 15 in each year, commencing July 15, 2002, the Trustee shall transmit to the Holders, the Commission and each securities exchange upon which any Securities are listed a report, dated as of the next preceding May 15, with respect to any events and other matters described in
Section 313(a) of the Trust Indenture Act, in such manner and to the extent required by the Trust Indenture Act. The Trustee shall transmit to the Holders, the Commission and each securities exchange upon which any Securities are listed, and the Company shall file with the Trustee (within thirty (30) days after filing with the Commission in the case of reports which pursuant to the Trust Indenture Act must be filed with the Commission and furnished to the Trustee) and transmit to the Holders, such other information, reports and other documents, if any, at such times and in such manner, as shall be required by the Trust Indenture Act. Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates). The Company shall notify the Trustee of the listing of any Securities on any securities exchange.


                                  ARTICLE XIII
                                  ------------

                        CONSOLIDATION, MERGER, CONVEYANCE
                        ---------------------------------
                                OR OTHER TRANSFER
                                -----------------

SECTION 13.01 Company May Consolidate, etc., Only on Certain Terms.

                  The Company shall not consolidate with or merge into any other corporation, or convey or otherwise transfer, or lease, subject to the Lien of this Indenture, all of the Mortgaged Property as or substantially as an entirety to any Person, unless:

                  (a) the corporation formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or other transfer, or which leases, the Mortgaged Property as or substantially as an entirety shall be a corporation organized and existing under the laws of the United States, any State or Territory thereof or the District of Columbia (such corporation being hereinafter sometimes called the "Successor Corporation") and shall execute and deliver to the Trustee an indenture supplemental hereto, in form recordable and reasonably satisfactory to the Trustee, which:

                  (i) in the case of a consolidation, merger, conveyance or other transfer, or in the case of a lease if the term thereof extends beyond the last Stated Maturity of the Securities then Outstanding, contains an assumption by the Successor Corporation of the due and punctual payment of the principal of and premium, if any, and interest, if any, on all the Securities then Outstanding and the performance and observance of every covenant and condition of this Indenture to be performed or observed by the Company, and

                  (ii) in the case of a consolidation, merger, conveyance or other transfer, contains a grant, conveyance, transfer and mortgage by the Successor Corporation, of the same tenor of the Granting Clauses herein,

                           (A) confirming the Lien of this Indenture on the
                  Mortgaged Property (as constituted immediately prior to the time such transaction became effective) and subjecting to the Lien of this Indenture all property, real, personal and mixed, thereafter acquired by the Successor Corporation which shall constitute an improvement, extension or addition to the Mortgaged Property (as so constituted) or a renewal, replacement or substitution of or for any part thereof, and, at the election of the Successor Corporation,

                           (B) subjecting to the Lien of this Indenture such
                  property, real, personal or mixed, in addition to the property described in subclause (A) above, then owned or thereafter acquired by the Successor Corporation as the Successor Corporation shall, in its sole discretion, specify or describe therein, and the Lien confirmed or created by such grant, conveyance, transfer and mortgage shall have force, effect and standing similar to those which the Lien of this Indenture would have had if the Company had not been a party to such consolidation, merger, conveyance or other transfer and had itself, after the time such transaction became effective, purchased, constructed or otherwise acquired the property subject to such grant, conveyance, transfer and mortgage;

                  (b) in the case of a lease, such lease shall be made expressly subject to termination by the Company or by the Trustee at any time during the continuance of an Event of Default, and also by the purchaser of the property so leased at any sale thereof hereunder, whether such sale be made under the power of sale hereby conferred or pursuant to judicial proceedings; and

                  (c) the Company shall have delivered to the Trustee an Officer's Certificate and an Opinion of Counsel each of which shall state that such consolidation, merger, conveyance or other transfer or lease, and such supplemental indenture, comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

                  As used in this Article and in Section 8.09(d), the terms "improvement", "extension" and "addition" shall be limited to (a) with respect to real property subject to the Lien of this Indenture, any item of personal property which has been so affixed or attached to such real property as to be regarded a part of such real property under applicable law and (b) with respect to personal property subject to the Lien of this Indenture, any improvement, extension or addition to such personal property which (i) is made to maintain, renew, repair or improve the function of such personal property and (ii) is physically installed in or affixed to such personal property.

         SECTION 13.02 Successor Corporation Substituted.

                  Upon any consolidation or merger or any conveyance or other transfer, subject to the Lien of this Indenture, of all of the Mortgaged Property as or substantially as an entirety in accordance with Section 13.01, the Successor Corporation shall succeed to, and be substituted for, and may exercise every power and right of, the Company under this Indenture with the same effect as if such Successor Corporation had been named as the "Company" herein. Without limiting the generality of the foregoing:

                  (a) all property of the Successor Corporation then subject to the Lien of this Indenture, of the character described in Section 1.03, shall constitute Property Additions;

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

                  (b) the Successor Corporation may execute and deliver to the Trustee, and thereupon the Trustee shall, subject to the provisions of Article IV, authenticate and deliver, Securities upon any basis provided in Article IV; and

                  (c) the Successor Corporation may, subject to the applicable provisions of this Indenture, cause Property Additions to be applied to any other Authorized Purpose.

All Securities so executed by the Successor Corporation, and authenticated and delivered by the Trustee, shall in all respects be entitled to the benefit of the Lien of this Indenture equally and ratably with all Securities executed, authenticated and delivered prior to the time such consolidation, merger, conveyance or other transfer became effective.

SECTION 13.03 Extent of Lien Hereof on Property of Successor Corporation.

                  Unless, in the case of a consolidation, merger, conveyance or other transfer contemplated by Section 13.01, the indenture supplemental hereto contemplated in clause (b)(ii) in Section 13.01, or any other indenture, contains a grant, conveyance, transfer and mortgage by the Successor Corporation as described in subclause (B) thereof, neither this Indenture nor such supplemental indenture shall become or be, or be required to become or be, a Lien upon any of the properties:

                  (a) owned by the Successor Corporation or any other party to such transaction (other than the Company) immediately prior to the time of effectiveness of such transaction or

                  (b) acquired by the Successor Corporation at or after the time of effectiveness of such transaction,

except, in either case, properties acquired from the Company in or as a result of such transaction and improvements, extensions and additions to such properties and renewals, replacements and substitutions of or for any part or parts thereof.

SECTION 13.04 Release of Company upon Conveyance or Other Transfer.

                  In the case of a conveyance or other transfer to any Person or Persons as contemplated in Section 13.01, upon the satisfaction of all the conditions specified in Section 13.01, the Company (such term being used in this Section without giving effect to such transaction) shall be released and discharged from all obligations and covenants under this Indenture and on and under all Securities then Outstanding (unless the Company shall have delivered to the Trustee an instrument in which it shall waive such release and discharge) and the Trustee shall acknowledge in writing that the Company has been so released and discharged.

SECTION 13.05 Merger into Company; Extent of Lien Hereof.

                  (a) Nothing in this Indenture shall be deemed to prevent or restrict any consolidation or merger after the consummation of which the Company would be the surviving or resulting corporation or any conveyance or other transfer, or lease, subject to the Lien of this Indenture, of any part of the Mortgaged Property which does not constitute the entirety, or substantially the entirety, thereof.

                  (b) Unless, in the case of a consolidation or merger described in subsection (a) of this Section, an indenture supplemental hereto shall otherwise provide, this Indenture shall not become or be, or be required to become or be, a Lien upon any of the properties acquired by the Company in or as a result of such transaction or any improvements, extensions or additions to such properties or any renewals, replacements or substitutions of or for any part or parts thereof.


                                  ARTICLE XIV
                                  -----------

                             SUPPLEMENTAL INDENTURES
                             -----------------------

SECTION 14.01 Supplemental Indentures without Consent of Holders.

                  Without the consent of any Holders, the Company and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form reasonably satisfactory to the Trustee, for any of the following purposes:

                  (a) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company herein and in the Securities, all as provided in Article XIII; or

                  (b) to add one or more covenants of the Company or other provisions for the benefit of all Holders or for the benefit of the Holders of, or to remain in effect only so long as there shall be Outstanding, Securities of one or more specified series, or one or more specified Tranches thereof; or to surrender any right or power herein conferred upon the Company; or

                  (c) to correct or amplify the description of any property at any time subject to the Lien of this Indenture; or better to assure, convey and confirm unto the Trustee any property subject or required to be subjected to the Lien of this Indenture; or to subject to the Lien of this Indenture additional property (including property of Persons other than the Company), to specify any additional Permitted Liens with respect to such additional property and to modify Section 8.02 in order to specify therein any additional items with respect to such additional property; or

                  (d) to change or eliminate any provision of this Indenture or to add any new provision to this Indenture; provided, however, that if such change, elimination or addition shall adversely affect the interests of the Holders of Securities of any series or Tranche in any material respect, such change, elimination or addition shall become effective with respect to such series or Tranche only when no Security of such series or Tranche remains Outstanding; or

                  (e) to establish the form or terms of Securities of any series or Tranche as contemplated by Sections 2.01 and 3.01; or

                  (f) to provide for the authentication and delivery of bearer Securities and coupons appertaining thereto representing interest, if any, thereon and for the procedures for the registration, exchange and replacement thereof and for the giving of notice to, and the solicitation of the vote or consent of, the holders thereof, and for any and all other matters incidental thereto; or

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

                  (g) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee or by a co-trustee or separate trustee; or

                  (h) to provide for the procedures required to permit the Company to utilize, at its option, a non-certificated system of registration for all, or any series or Tranche of, the Securities; or

                  (i) to change any place or places where (1) the principal of and premium, if any, and interest, if any, on all or any series of Securities, or any Tranche thereof, shall be payable, (2) all or any series of Securities, or any Tranche thereof, may be surrendered for registration of transfer, (3) all or any series of Securities, or any Tranche thereof, may be surrendered for exchange and (4) notices and demands to or upon the Company in respect of all or any series of Securities, or any Tranche thereof, and this Indenture may be served; or

                  (j) to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein; or to make any other additions to, deletions from or other changes to the provisions under this Indenture, provided that such additions, deletions and/or other changes shall not adversely affect the interests of the Holders of Securities of any series or Tranche in any material respect; or

                  (k) to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to effect the qualification of this Indenture under the Trust Indenture Act, or under any similar federal statute hereafter enacted, and to add to this Indenture such other provisions as may be expressly permitted by the Trust Indenture Act, excluding, however the provisions referred to in Section 316(a)(2) of the Trust Indenture Act as in effect at the date as of which this instrument was executed or any corresponding provision in any similar federal statute hereafter enacted.

                  Without limiting the generality of the foregoing, if the Trust Indenture Act as in effect at the date of the execution and delivery of this Indenture, as originally executed and delivered, or at any time thereafter shall be amended and

                  (x) if any such amendment shall require one or more changes to any provisions hereof or the inclusion herein of any additional provisions, or shall by operation of law be deemed to effect such changes or incorporate such provisions by reference or otherwise, this Indenture shall be deemed to have been amended so as to conform to such amendment to the Trust Indenture Act, and the Company and the Trustee may, without the consent of any Holders, enter into an indenture supplemental hereto to evidence such amendment hereof; or

                  (y) if any such amendment shall permit one or more changes to, or the elimination of, any provisions hereof which, at the date of the execution and delivery hereof or at any time thereafter, are required by the Trust Indenture Act to be contained herein or are contained herein to reflect any provisions of the Trust Indenture Act as in effect at such date, this Indenture shall be deemed to have been amended to effect such changes or elimination, and the Company and the Trustee may, without the consent of any Holders, enter into an indenture supplemental hereto to amend this Indenture to effect such changes or elimination.

SECTION 14.02 Supplemental Indentures with Consent of Holders.

                  Subject to the provisions of Section 14.01, with the consent of the Holders of not less than a majority in aggregate principal amount of the Securities of all series then Outstanding under this Indenture, considered as one class, by Act of said Holders delivered to the Company and the Trustee, the Company and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture; provided, however, that if there shall be Securities of more than one series Outstanding hereunder and if a proposed supplemental indenture shall directly affect the rights of the Holders of Securities of one or more, but less than all, of such series, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Securities of all series so directly affected, considered as one class, shall be required; and provided, further, that if the Securities of any series shall have been issued in more than one Tranche and if a proposed supplemental indenture shall directly affect the rights of the Holders of Securities of one or more, but less than all, of such Tranches, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Securities of all Tranches so directly affected, considered as one class, shall be required; and provided, further, that no such supplemental indenture shall:

                  (a) change the Stated Maturity of the principal of, or any installment of principal of or interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon (or the amount of any installment of interest thereon) or change the method of calculating such rate or reduce any premium payable thereon, or reduce the amount of the principal of any Discount Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 10.02, or change the coin or currency (or other property), in which any Security or premium, if any, or interest, if any, thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Maturity of any Security, without, in any such case, the consent of the Holder of such Security; or

                  (b) permit the creation of any Lien (not otherwise permitted hereby) ranking prior to the Lien of this Indenture with respect to all or substantially all of the Mortgaged Property, or (except by virtue of a supplemental indenture described in clause (j) in Section 14.01) terminate the Lien of this Indenture on all or substantially all of the Mortgaged Property or deprive the Holders of the benefit of the Lien of this Indenture, without, in any such case, the consent of the Holders of all Securities then Outstanding; or

                  (c) reduce the percentage in principal amount of the Outstanding Securities of any series, or any Tranche thereof, the consent of the Holders of which is required for any such supplemental indenture, or the consent of the Holders of which is required for any waiver of compliance with any provision of this Indenture or of any default hereunder and its consequences, or reduce the requirements of Section 15.04 for quorum or voting, without, in any such case, the consent of the Holder of each Outstanding Security of such series or Tranche; or

                  (d) modify any of the provisions of this Section, Section 6.09 or Section 10.17 with respect to the Securities of any series or any Tranche thereof (except to increase the percentages in principal amount referred to in this Section or such other Sections or to provide that other provisions of this Indenture cannot be modified or waived without the consent of the Holders of all Securities of such series or Tranche) without, in any such case, the consent of the Holder of each Outstanding Security of such series or Tranche; provided, however, that this clause shall not be deemed to require the consent of any Holder with respect to changes in the references to "the Trustee" and concomitant changes in this Section, or the deletion of this proviso, in accordance with the requirements of Section 14.01(g).

A supplemental indenture which (x) changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of the Holders of, or which is to remain in effect only so long as there shall be Outstanding, Securities of one or more specified series, or one or more Tranches thereof, or (y) modifies the rights of the Holders of Securities of such series or Tranches with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series or Tranche.

                  It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

SECTION 14.03 Execution of Supplemental Indentures.

                  In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 11.01) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties, immunities or liabilities under this Indenture or otherwise.

SECTION 14.04 Effect of Supplemental Indentures.

                  Upon the execution and delivery of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby. Any supplemental indenture permitted by this Article may restate this Indenture in its entirety, and, upon the execution and delivery thereof, any such restatement shall supersede this Indenture as theretofore in effect for all purposes.

SECTION 14.05 Conformity with Trust Indenture Act.

                  Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act.

SECTION 14.06 Reference in Securities to Supplemental Indentures.

                  Securities of any series, or any Tranche thereof, authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities of any series, or any Tranche thereof, so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series or Tranche.

SECTION 14.07 Modification Without Supplemental Indenture.

                  To the extent, if any, that the terms of any particular series of Securities shall have been established in or pursuant to a Board Resolution or an Officer's Certificate pursuant to a supplemental indenture or a Board Resolution as contemplated by Section 3.01, and not in a supplemental indenture, additions to, changes in or the elimination of any of such terms may be effected by means of a supplemental Board Resolution or a supplemental Officer's Certificate, as the case may be, delivered to, and accepted by, the Trustee; provided, however, that such supplemental Board Resolution or supplemental Officer's Certificate shall not be accepted by the Trustee or otherwise be effective unless all conditions set forth in this Indenture which would be required to be satisfied if such additions, changes or elimination were contained in a supplemental indenture shall have been appropriately satisfied. Upon the acceptance thereof by the Trustee, any such supplemental Board Resolution or supplemental Officer's Certificate shall be deemed to be a "supplemental indenture" for purposes of Section 14.04 and 14.06 and a "supplemental indenture", "indenture supplemental" to this Indenture or "instrument" supplemental to this Indenture for purposes of Section 6.08.


                                   ARTICLE XV
                                   ----------

                   MEETINGS OF HOLDERS; ACTION WITHOUT MEETING
                   -------------------------------------------

SECTION 15.01 Purposes for Which Meetings May Be Called.

                  A meeting of Holders of Securities of one or more, or all, series, or any Tranche or Tranches thereof, may be called at any time and from time to time pursuant to this Article to make, give or take any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be made, given or taken by Holders of Securities of such series or Tranches.

SECTION 15.02 Call, Notice and Place of Meetings.

                  (a) The Trustee may at any time call a meeting of Holders of Securities of one or more, or all, series, or any Tranche or Tranches thereof, for any purpose specified in Section 15.01, to be held at such time and (except as provided in subsection (b) of this Section) at such place in the Borough of Manhattan, the City of New York, as the Trustee shall determine, or, with the approval of the Company, at any other place. Notice of every such meeting, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given, in the manner provided in
Section 1.08, not less than twenty-one (21) nor more than one hundred eighty
(180) days prior to the date fixed for the meeting.

                  (b) The Trustee may be asked to call a meeting of the Holders of Securities of one or more, or all, series, or any Tranche or Tranches thereof, by the Company or by the Holders of thirty-three percentum (33%) in aggregate principal amount of all of such series and Tranches, considered as one class, for any purpose specified in Section 15.01, by written request setting forth in reasonable detail the action proposed to be taken at the meeting. If the Trustee shall have been asked by the Company to call such a meeting, the Company shall determine the time and place for such meeting and may call such meeting by giving notice thereof in the manner provided in subsection (a) of this Section, or shall direct the Trustee, in the name and at the expense of the Company, to give such notice. If the Trustee shall have been asked to call such a meeting by Holders in accordance with this subsection (b), and the Trustee shall not have given the notice of such meeting within twenty-one (21) days after receipt of such request or shall not thereafter proceed to cause the meeting to be held as provided herein, then the Holders of Securities of such series and Tranches, in the principal amount above specified, may determine the time and the place in the Borough of Manhattan, The City of New York, or in such other place as shall be determined or approved by the Company, for such meeting and may call such meeting for such purposes by giving notice thereof as provided in subsection (a) of this Section.

                  (c) Any meeting of Holders of Securities of one or more, or all, series, or any Tranche or Tranches thereof, shall be valid without notice if the Holders of all Outstanding Securities of such series or Tranches are present in person or by proxy and if representatives of the Company and the Trustee are present, or if notice is waived in writing before or after the meeting by the Holders of all Outstanding Securities of such series, or any Tranche or Tranches thereof, or by such of them as are not present at the meeting in person or by proxy, and by the Company and the Trustee.

SECTION 15.03 Persons Entitled to Vote at Meetings.

                  To be entitled to vote at any meeting of Holders of Securities of one or more, or all, series, or any Tranche or Tranches thereof, a Person shall be (a) a Holder of one or more Outstanding Securities of such series or Tranches or (b) a Person appointed by an instrument in writing as proxy for a Holder or Holders of one or more Outstanding Securities of such series or Tranches by such Holder or Holders. The only Persons who shall be entitled to attend any meeting of Holders of Securities of any series or Tranche shall be the Persons entitled to vote at such meeting and their counsel, any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

SECTION 15.04 Quorum; Action.

                  The Persons entitled to vote a majority in aggregate principal amount of the Outstanding Securities of the series and Tranches with respect to which a meeting shall have been called as hereinbefore provided, considered as one class, shall constitute a quorum for a meeting of Holders of Securities of such series and Tranches; provided, however, that if any action is to be taken at such meeting which this Indenture expressly provides may be taken by the Holders of a specified percentage, which is less than a majority, in principal amount of the Outstanding Securities of such series and Tranches, considered as one class, the Persons entitled to vote such specified percentage in principal amount of the Outstanding Securities of such series and Tranches, considered as one class, shall constitute a quorum. In the absence of a quorum within one hour of the time appointed for any such meeting, the meeting shall, if convened at the request of Holders of Securities of such series and Tranches, be dissolved. In any other case the meeting may be adjourned for such period as may be determined by the chairman of the meeting prior to the adjournment of such meeting. In the absence of a quorum at any such adjourned meeting, such adjourned meeting may be further adjourned for such period as may be determined by the chairman of the meeting prior to the adjournment of such adjourned meeting. Except as provided by Section 15.05(e), notice of the reconvening of any meeting adjourned for more than thirty (30) days shall be given as provided in Section 1.08 not less than ten (10) days prior to the date on which the meeting is scheduled to be reconvened. Notice of the reconvening of an adjourned meeting shall state expressly the percentage, as provided above, of the principal amount of the Outstanding Securities of such series and Tranches which shall constitute a quorum.

                  Except as limited by Section 14.02, any resolution presented to a meeting or adjourned meeting duly reconvened at which a quorum is present as aforesaid may be adopted only by the affirmative vote of the Holders of a majority in aggregate principal amount of the Outstanding Securities of the series and Tranches with respect to which such meeting shall have been called, considered as one class; provided, however, that, except as so limited, any resolution with respect to any action which this Indenture expressly provides may be taken by the Holders of a specified percentage, which is less than a majority, in principal amount of the Outstanding Securities of such series and Tranches, considered as one class, may be adopted at a meeting or an adjourned meeting duly reconvened and at which a quorum is present as aforesaid by the affirmative vote of the Holders of such specified percentage in principal amount of the Outstanding Securities of such series and Tranches, considered as one class.

                  Any resolution passed or decision taken at any meeting of Holders of Securities duly held in accordance with this Section shall be binding on all the Holders of Securities of the series and Tranches with respect to which such meeting shall have been held, whether or not present or represented at the meeting.

SECTION 15.05 Attendance at Meetings; Determination of Voting Rights; Conduct and Adjournment of Meetings.

                  (a) Attendance at meetings of Holders of Securities may be in person or by proxy; and, to the extent permitted by law, any such proxy shall remain in effect and be binding upon any future Holder of the Securities with respect to which it was given unless and until specifically revoked by the Holder or future Holder (except as provided in Section 1.06(g)) of such Securities before being voted.

                  (b) Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders of Securities in regard to proof of the holding of such Securities and of the appointment of proxies and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate. Except as otherwise permitted or required by any such regulations and approved by the Company, the holding of Securities shall be proved in the manner specified in Section 1.06 and the appointment of any proxy shall be proved in the manner specified in Section 1.06. Such regulations may provide that written instruments appointing proxies, regular on their face, may be presumed valid and genuine without the proof specified in Section 1.06 or other proof.

                  (c) The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Holders as provided in Section 15.02(b), in which case the Company or the Holders of Securities of the series and Tranches calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Persons entitled to vote a majority in aggregate principal amount of the Outstanding Securities of all series and Tranches represented at the meeting, considered as one class.

                  (d) At any meeting each Holder or proxy shall be entitled to one vote for each One Thousand Dollars ($1,000) principal amount of Outstanding Securities held or represented by such Holder; provided, however, that no vote shall be cast or counted at any meeting in respect of any Security challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote, except as a Holder of a Security or proxy.

                  (e) Any meeting duly called pursuant to Section 15.02 at which a quorum is present may be adjourned from time to time by Persons entitled to vote a majority in aggregate principal amount of the Outstanding Securities of all series and Tranches represented at the meeting, considered as one class; and the meeting may be held as so adjourned without further notice.

SECTION 15.06 Counting Votes and Recording Action of Meetings.

                  The vote upon any resolution submitted to any meeting of Holders shall be by written ballots on which shall be subscribed the signatures of the Holders or of their representatives by proxy and the principal amounts and serial numbers of the Outstanding Securities, of the series and Tranches with respect to which the meeting shall have been called, held or represented by them. The permanent chairman of the meeting shall appoint two (2) inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports of all votes cast at the meeting. A record in duplicate of the proceedings of each meeting of Holders shall be prepared by the secretary of the meeting and there shall be attached to such record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that such notice was given as provided in
Section 15.02 and, if applicable, Section 15.04. Each copy shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one such copy shall be delivered to the Company, and another to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting. Any record so signed and verified shall be conclusive evidence of the matters therein stated.

SECTION 15.07 Action Without Meeting.

                  In lieu of a vote of Holders at a meeting as hereinbefore contemplated in this Article, any request, demand, authorization, direction, notice, consent, waiver or other action may be made, given or taken by Holders by one or more written instruments as provided in Section 1.05.


                                  ARTICLE XVI
                                  -----------

                IMMUNITY OF INCORPORATORS, STOCKHOLDERS, OFFICERS
                -------------------------------------------------
                                  AND DIRECTORS
                                  -------------

SECTION 16.01 Liability Solely Corporate.

                  No recourse shall be had for the payment of the principal of or premium, if any, or interest, if any, on any Securities, or any part thereof, or for any claim based thereon or otherwise in respect thereof, or of the indebtedness represented thereby, or upon any obligation, covenant or agreement under this Indenture, against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or of any predecessor or successor corporation (either directly or through the Company or a predecessor or successor corporation), whether by virtue of any constitutional provision, statute or rule of law or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that this Indenture and all the Securities are solely corporate obligations and that no personal liability whatsoever shall attach to, or be incurred by, any incorporator, stockholder, officer or director, past, present or future, of the Company or of any predecessor or successor corporation, either directly or indirectly through the Company or any predecessor or successor corporation, because of the indebtedness hereby authorized or under or by reason of any of the obligations, covenants or agreements contained in this Indenture or in any of the Securities or to be implied herefrom or therefrom; and such personal liability, if any, is hereby expressly waived and released as a condition of, and as part of the consideration for, the execution and delivery of this Indenture, as originally executed and delivered, and the issuance of the Securities.

                            -------------------------

                  This Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Indenture. Any such counterpart, as recorded or filed in any jurisdiction, may omit such portions of Exhibits A and B hereto as shall not describe or refer to properties located in
-------- -     -
such jurisdiction.

                  IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed as of the day and year first above written.

                                       NEVADA POWER COMPANY



                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:




                                       THE BANK OF NEW YORK, as Trustee



                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:

STATE OF NEVADA         )
                        ) ss.:
COUNTY OF _____________ )

         On this ________ day of ________ 2001, before me personally appeared __________________, to me known to be _______________________ of NEVADA POWER
COMPANY, one of the corporations that executed the within and foregoing instrument, and acknowledged said instrument to be the free and voluntary act and deed of said Corporation, for the uses and purposes therein mentioned, and on oath stated that he was authorized to execute said instrument and that the seal affixed, if any, is the corporate seal of said Corporation.

         On the ____ day of ________ in the year ____ before me personally came __________________ to me known, who, being by me duly sworn, did depose and say that he resides at _______________________________; that he is
_____________________________ of NEVADA POWER COMPANY, the corporation described in and which executed the above instrument; and that he signed his name thereto by authority of the board of directors of said corporation.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year first above written.




-------------------------
Print Name
Notary Public in and for the State
of Nevada, residing at ___________________
Commission expires:_______________________

STATE OF NEW YORK       )
                        ) ss.:
COUNTY OF _____________ )

         On the ____ day of May in the year 2001 before me, the undersigned, personally appeared ______________________________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that [he/she] executed the same in [his/her] capacity, and that by [his/her] signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.




-------------------------------------
Print Name:

Notary Public in and for the State of New York
Commission expires:_______________________

                                                                       Exhibit A


                                  REAL PROPERTY

                                 State of Nevada
                                 ---------------

                                                                       Exhibit B


                             LICENSES, PERMITS, ETC.

                                 State of Nevada
                                 ---------------

                                                                       Exhibit C


                              RECORDING INFORMATION



                                      C-1